-----------------------------------------------------------------------

                              LOOMIS SAYLES FUNDS
                                  EQUITY FUNDS

                                   //  //  //

                                 ANNUAL REPORT
                               SEPTEMBER 30, 1999

                           //  Aggressive Growth Fund
                         (formerly Mid-Cap Growth Fund)
                              //  Core Value Fund
                                //  Growth Fund
                         //  International Equity Fund
                             //  Mid-Cap Value Fund
                           //  Small Cap Growth Fund
                            //  Small Cap Value Fund
                               //  Worldwide Fund

                           A FAMILY OF NO-LOAD FUNDS

                                  L O O M I S
                                  ------------
                                  S A Y L E S
                                  ------------
                                   F U N D S
                                  ------------

               ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                800 - 633 - 3330

TABLE OF CONTENTS
-----------------------------------------------------------------------

  Corporate Overview..............................    1
  Letter from the President.......................    2
  Economic and Market Overview....................    3
  Institutional Class Total Return vs. Lipper
    Category and Lipper Category Index............    6
  Fund and Manager Reviews........................    8
  Portfolio of Investments........................   24
  Statements of Assets and Liabilities............   58
  Statements of Operations........................   60
  Statements of Changes in Net Assets.............   62
  Financial Highlights............................   70
  Notes to Financial Statements...................   88
  1999 U.S. Tax and Distribution Information......   99
  Report of Independent Accountants...............  100
  Board of Trustees and Officers..................  101

CORPORATE OVERVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES FUNDS
-------------------------------------------------------
Loomis Sayles Funds is a Boston-based family of 16 no-load mutual funds advised by Loomis, Sayles & Company, L.P. At Loomis Sayles Funds, we follow a simple strategy -- we pay close attention to what we hear from our clients and the marketplace, then work to deliver high-quality products and services that exceed expectations.

Our "listening harder" creed lets us design products and services that truly answer our clients' needs. We offer a broad range of no-load funds to complement your investment objectives and strategies. We believe we run one of the most responsive support organizations in the business, providing timely information and insightful solutions.

Beyond that, we're structured to take advantage of our institutional heritage. The research department at Loomis, Sayles & Company, L.P. provides our portfolio managers with the fundamental research they need to make sound investment decisions. Our portfolio managers not only manage mutual funds, they manage large institutional accounts that demand and appreciate the style consistency that follows from our disciplined investment approach.

FOR INFORMATION ABOUT:
    //  Establishing an account
    //  Account procedures and status
    //  Exchanges
    //  Shareholder services

PHONE 800-626-9390

FOR ALL OTHER INFORMATION ABOUT THE FUNDS:
PHONE 800-633-3330

To request any of the following, press or say the number

    /1/  Automated Account Balances, Last Transaction and Distribution
         Information

    /2/  Speak to a Customer Service Representative regarding an Existing
         Account

    /3/  Net Asset Values and Yields

    /4/  Speak to a Marketing Representative

    /5/  Advisory and Broker/Dealer Services

    /6/  Institutional and High Net Worth Operations, Trading and Client
         Services

As always, we are interested in your comments about the job we are doing and in answering any questions you may have. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST. Read it carefully before you invest or send money.

LETTER FROM THE PRESIDENT
-----------------------------------------------------------------------

DEAR SHAREHOLDERS,
-------------------------------------------------------
[PHOTO]
DANIEL J. FUSS

Despite continued economic strength, low inflation and relatively low interest rates, the fiscal year ended
September 30, 1999, proved to be a challenging 12-month period for equity and fixed-income investors.

The dominating characteristic of the bond market has been illiquidity, particularly in the United States. The marvelous days of narrow spreads between bid and ask and relatively narrow spreads between quality and sector components of the bond market have not returned. Things did improve somewhat from the beginning of the fiscal year to the end, but that's about it. In the 41 years I've been in the investment management business, I never have seen markets this thin, except for very brief periods.

Nevertheless, this does not mean there is a shortage of opportunities. On the contrary, this is one of the better times to construct a bond portfolio, primarily because market liquidity is poor and spreads, no matter how you define them, are wide. While it is not a good time to try to sell bonds in the secondary market, it is a wonderful time to be a bond buyer with a longer-term horizon. And, because our expertise is researching and selecting attractive bonds, we are obviously comfortable with this environment.

Our best guess is that this period of poor liquidity will probably last through the rest of the year and perhaps into early 2000. The best way to structure a portfolio for this type of environment is to focus on where the spreads are wide, then buy, hold and wait.

In the equity arena, the technological revolution was almost solely responsible for the market's continued momentum. Large-capitalization growth stocks continued to be the favored investment, despite a short-lived rally by smaller and value-oriented stocks in the second quarter of 1999. But the stock market was plagued by volatility throughout the year, as nervous investors reacted severely to global events, earnings disappointments and any signs of growing inflation in the U.S.

Looking ahead, the markets will be faced with some uncertainties, such as the effect of the euro, the future of Internet-related stocks, the direction of U.S. interest rates, and Y2K. Our best course of action remains precaution. In the face of such uncertainty, we have positioned our funds to weather wider-than-normal market swings, without giving up potential performance advantages.

Regarding the Y2K issue, we believe the effects on the economy and markets are likely to be only minor and temporary, but we do acknowledge that there remains a degree of uncertainty surrounding the event. We want to assure you, our shareholders, that at Loomis, Sayles & Company, L.P. we have been working diligently to ensure a smooth transition into the Year 2000. We have taken steps to prepare our systems and to ensure our business partners have done the same. A contingency plan has been developed for the millennium rollover in the event that unforeseen events occur. As a precautionary measure, though, we encourage you to save all of your financial statements for the year. Also, if you have particular questions or concerns about Y2K, speak with a Loomis representative at (800) 633-3330 to gain further insight. The key to minimizing the impact of Y2K is becoming familiar with the issue and preparing as well as you can.

Sincerely,

/s/ Daniel J. Fuss

Daniel J. Fuss

President
Loomis Sayles Funds

ECONOMIC AND MARKET OVERVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES ECONOMIC AND MARKET OVERVIEW
ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999
-------------------------------------------------------

STOCKS
Investors went hog-wild on technology stocks while virtually everything else took a backseat. For the first nine months of 1999, eleven of the top fifteen contributors to the Standard & Poor's 500 Index total return were purely technology companies, and they accounted for all but 50 basis points of the index return. Interest rates rose dramatically, as the Federal Reserve Board seemed to be paying more attention to the level of the stock market than inflation in setting its policies. Oil prices jumped on production cutbacks by OPEC, which gave a boost to commodity-oriented industries.

FOURTH QUARTER 1998
This quarter really has to be broken into two parts -- the first eight days, and the rest. The period from October 1 to October 8 saw the culmination of the market downturn that began in the third quarter, on the heels of currency and economic crises in both Asia and Russia. The S&P 500 hit its near-term low on October 8, down 5.7% in just over a week and almost 20% from its July 17 high. Small stocks, as measured by the Russell 2000 Index, were down almost 15% in the first eight days of the quarter.

Then the Federal Reserve Board gave indications that it would ease the money supply in order to stabilize the domestic markets and lend a hand to overseas economies. The first actual rate cut took effect on October 15, and investor optimism drove the market back to new highs. From the October 8 low to the end of the year, the S&P 500 was up 28.6%, and the Russell 2000 Index did even better, turning in a 36.3% return.

All the symptoms were in place for a turn in long-term cycles as well. Large stocks had beaten small stocks for 12 of the previous 15 years, and history shows a strong pattern of small stocks outperforming when the market comes out of a steep drop.

Also true to form was the fact that the lower interest rate environment did not greatly help commodity-oriented industries such as oil refining, mining, chemicals, and lumber, which tend to benefit from inflation more than other sectors.

FIRST QUARTER 1999
With a market correction and recovery cycle already complete, and a new year on the calendar, predictions were out in full force with a few recurring themes. Among them were:

- After four consecutive years of returns between 23% and 37%, the S&P 500 would have a below-average year. Y2K concerns would make investors more cautious and earnings would take a hit as companies poured money into Y2K readiness plans.

-----------------------------------------------------------------------

- Both small and value stocks would make a comeback, after losing much ground to large growth stocks since 1994.

- Technological advances would continue to boost productivity, making continued expansion without inflationary pressures possible. There would be no need for the Federal Reserve Board to increase interest rates.

When put to the test, many of these forecasts faltered. The S&P 500 was up 5%, with its growth component leading the way by a margin of 7.0% vs. 2.7% for the value component. Small stocks were down 5.5%. And the 30-year U.S. Treasury bond yield rose from 5.10% to 5.63% from the end of December to the end of March. In other words, the experts were right on all but three of their major predictions.

The experts were actually right on one prediction. The Federal Reserve Board didn't raise rates. But they might as well have, when they said at their February meeting that they were taking a tightening bias. This could translate into a rate increase in the near future.

The experts are not necessarily losing their touch; a lot of the phenomenon can be summed up in one word, Internet. Consider the returns on the following six stocks, all of which were in excess of $10 billion at the beginning of the quarter: America Online, up 90%; Yahoo!, up 42%; Amazon.com, up 61%; @Home, up 112%; E-Bay, up 71%; and Netscape Communications, up 61%. Investors had thrown traditional valuation methods to the wind; at the beginning of the quarter, out of the stocks listed, only America Online had been showing a profit.

This type of price escalation carried over into smaller companies as well, yet it did not help small-cap managers much, due to the fact that these high-flying stocks soon exceeded the upper capitalization size limits imposed on small-cap managers.

SECOND QUARTER 1999
It was another strong quarter, with the S&P 500 up 7%, and small-cap managers overjoyed by the 15.5% rise in the Russell 2000 Index. The small-cap rally was fairly broad, with every industry group except financial services and consumer staples showing double-digit increases.

The large-cap rally was a bit more concentrated. Congressional debate on a "patient's bill of rights" sent chills throughout the entire healthcare industry. When the dust settled on June 30, three of the five biggest drags on S&P 500 performance were pharmaceutical companies such as, Pfizer, Merck, and Eli Lilly. Consumer stocks, specifically Coca-Cola, American Home Products and Gillette took hits from weak overseas sales. Small-cap consumer stocks, which tend to have far less international exposure, weathered this situation, but still rode the coattails of larger stocks on a path of underperformance.

-----------------------------------------------------------------------

Interest rates continued to rise, with the 30-year U.S. Treasury bond yield climbing another 0.36% to 5.99%, the first time in nearly two years that the 6% barrier had been threatened. This goes a long way in explaining the lackluster performance in small-cap financial services.

Once again, the story was technology and communications. Long-distance carriers and certain computer hardware companies joined the party started by the Internet stocks. Among the top ten contributors to the S&P 500 were IBM, Lucent Technologies, Hewlett Packard, Cisco Systems, Bell Atlantic, SBC Communications, Ameritech, and Texas Instruments.

THIRD QUARTER 1999
Finally, a noticeable drop in the market occurred. Wall Street soothsayers were not wrong, they were just early. The S&P 500 was down 6.15%, with the Russell 2000 Index dropping a similar 6.30%. The Federal Reserve Board made good on its earlier promise and raised interest rates on June 30.

The technology leadership continued unabated. Eight of the top ten S&P 500 contributors fit this category. But the traditional telephone businesses gave back much of their second quarter gains, and lost a lot of ground to wireless services such as Nextel and Clear Channel in the process. Along with big players such as AT&T and MCI WorldCom, consumer stocks such as, Coca-Cola, Gap and financial stocks like, Bank of America, Bank One, Charles Schwab for example, were prominent on the downside. And the Federal Reserve Board made their second interest rate increase on August 24, reminding us further of their warnings in February that they would be taking a "tightening bias."

INSTITUTIONAL CLASS
-----------------------------------------------------------------------

TOTAL RETURN(1) VS. LIPPER CATEGORY AND
LIPPER CATEGORY INDEX(2)
-------------------------------------------------------

                                AGGRESSIVE
                                GROWTH
                                (FORMERLY
                                LOOMIS
                                SAYLES
                                MID-CAP
                                GROWTH     CORE
                                 FUND     VALUE     GROWTH
-----------------------------------------------------------
ONE YEAR
  LOOMIS SAYLES                  97.94    10.51     30.91
  Lipper Category Average        32.86    20.59     30.34
  Rank                          11/394   729/866   479/1084
  Percentile                       3        84        44
  Lipper Category Index          33.44    19.35     30.25
THREE YEARS
  LOOMIS SAYLES                   N/A     14.20     16.62
  Lipper Category Average                 17.05     19.37
  Rank                                   397/541   477/689
  Percentile                                73        69
  Lipper Category Index                   16.83     21.79
FIVE YEARS
  LOOMIS SAYLES                   N/A     16.59     18.74
  Lipper Category Average                 18.78     20.00
  Rank                                   260/349   280/420
  Percentile                                74        67
  Lipper Category Index                   18.15     21.36
MODIFIED INCEPTION(3)
  LOOMIS SAYLES                  33.66    13.50     14.16
  Lipper Category Average        14.24    14.60     15.46
  Rank                           6/261   134/183   144/208
  Percentile                       2        73        69
  Lipper Category Index          14.27    14.71     16.26
ACTUAL INCEPTION(4)
  LOOMIS SAYLES                  33.66    14.13     14.94

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(1) Total return assumes reinvestment of dividends and capital gains distributions. Total return shown for periods of one year or less represents cumulative total return. Total return for periods greater than one year represents average annual total return. Total return shown reflects, if any, the effect of fee waivers and/or expense reimbursements. Absent such fee waivers and/or expense reimbursements, total return would have been lower.
(2) Lipper Category total return represents the average total return for all funds in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. The Lipper Category Index total return represents the average total return for 30 funds, or 10 funds for the Global Flexible Portfolio Funds Index, in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. Rankings are based on the total return of each Fund for the period relative to the total return of all funds in that Fund's corresponding investment category.*
*Source: Lipper Analytical Services.

-------------------------------------------------------

                                INTERNATIONAL   MID-CAP      SMALL CAP   SMALL CAP
                                  EQUITY         VALUE        GROWTH      VALUE      WORLDWIDE
----------------------------------------------------------------------------------------------
ONE YEAR
  LOOMIS SAYLES                   31.96          12.86        70.30       12.80       27.82
  Lipper Category Average         29.80          32.86        26.86       26.86       18.55
  Rank                           201/581        322/394       42/724     481/724     12/105
  Percentile                        35            82            6           66         11
  Lipper Category Index           27.64          33.44        26.79       26.79       22.21
THREE YEARS
  LOOMIS SAYLES                   10.32           N/A          N/A         9.35       7.61
  Lipper Category Average         11.15                                    8.83       10.92
  Rank                           204/368                                 192/423      61/75
  Percentile                        55                                      45         81
  Lipper Category Index           12.00                                    6.52       11.94
FIVE YEARS
  LOOMIS SAYLES                    9.41           N/A          N/A        14.70        N/A
  Lipper Category Average          9.12                                   13.91
  Rank                           102/207                                  93/258
  Percentile                        49                                      36
  Lipper Category Index            9.98                                   12.90
MODIFIED INCEPTION(3)
  LOOMIS SAYLES                    9.56          8.38         22.98       15.77       7.62
  Lipper Category Average         10.01          14.24         9.04       14.07       16.20
  Rank                            34/58         204/261       31/464      27/87       53/67
  Percentile                        59            78            7           31         79
  Lipper Category Index           10.36          14.27         7.50       12.89       11.42
ACTUAL INCEPTION(4)
  LOOMIS SAYLES                    9.48          8.38         22.98       15.97       7.70

(3) Modified inception reflects the nearest Lipper reporting period following actual inception. Lipper performance is reported as of month end.
(4)  Actual Inception Dates:
    Aggressive Growth Fund .................................   December 31, 1996
    Core Value Fund .............................................   May 13, 1991
    Growth Fund .................................................   May 16, 1991
    International Equity Fund ...................................   May 10, 1991
    Mid-Cap Value Fund .....................................   December 31, 1996
    Small Cap Growth Fund ..................................   December 31, 1996
    Small Cap Value Fund ........................................   May 13, 1991
    Worldwide Fund ...............................................   May 1, 1996

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES AGGRESSIVE GROWTH FUND
(FORMERLY LOOMIS SAYLES MID-CAP GROWTH FUND)
-------------------------------------------------------
[PHOTO]  CHRISTOPHER R. ELY
[PHOTO]  PHILIP C. FINE
[PHOTO]  DAVID L. SMITH

KEY FUND FACTS

OBJECTIVE: Long-term growth of capital

STRATEGY: Invests primarily in stocks with market capitalization falling within the capitalization range of the Russell Mid-Cap Growth Index

FUND INCEPTION DATE: 12/31/96

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 1/2/97, Retail - 1/2/97

EXPENSE RATIO: Institutional - 1.00%, Retail - 1.25%
TOTAL NET ASSETS (ALL CLASSES): $14.5 MM
PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional and Retail classes of the Aggressive Growth Fund returned 97.94% and 97.45%, respectively, compared to the 37.19% return for the Fund's benchmark, the Russell Mid-Cap Growth Index. The average mid-cap fund, as measured by Lipper Analytical Services, posted a total return of 32.86% for the same period.
The Fund invested in several initial public offerings (IPOs) during the year which contributed to the Fund's strong performance relative to its benchmark. There can be no assurance that the Fund will continue to invest in IPOs and, to extent the Fund makes these investments, that IPOs will continue to perform at the levels experienced by the Fund.
PORTFOLIO REVIEW
Early in the fiscal year, the Fund was restructured to raise its overall growth rate. We focused on selecting high-quality companies with a record of strong, consistent growth, market dominance and a superior management team. As a result, the Fund's exposure to technology, retail and finance was significantly expanded, while exposure to other sectors, such as energy, was significantly reduced.
After the restructuring, the Fund's largest sectors remained technology, with a focus on electronics, telecommunications and software. Despite concerns ranging from overvaluation to the Taiwan earthquake, the technology sector continued to drive overall performance throughout 1999. Telecommunications equipment stocks also performed well, driven by exploding demand for global bandwidth that is doubling every 90 days. Not surprisingly, suppliers to telecom equipment manufacturers also experienced strong results. This favorable fundamental outlook for technology and related sectors resulted in strong gains for several of the Fund's holdings.
PORTFOLIO POSITIONING
We remain hopeful regarding the outlook for mid-cap growth stocks. Most important, we believe that signs of a strong economy should indicate continued strong earnings growth. In addition, we see no end to the cycle of innovation and growth from the technology sector, which has become an important component of U.S. economic growth.
We continue to take advantage of a strong IPO calendar, with many of the most exciting companies going public as mid-cap stocks. We plan to continue to participate in the IPO market as long as we can identify solid fundamental opportunities in the mid-cap universe. As the Fund grows over time, we expect that the impact of IPOs on the Fund's overall performance naturally will diminish.

[LOGO]                    [LOGO]                           [LOGO]
Christopher R. Ely        Philip C. Fine                   David L. Smith

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                     SINCE
                                          1 YEAR  INCEPTION(A)
--------------------------------------------------------------
  Loomis Sayles Aggressive Growth Fund
    (Institutional)                       97.94      33.66
  Loomis Sayles Aggressive Growth Fund
    (Retail)                              97.45      33.33
  Lipper Mid-Cap Funds Index(b)           33.44      14.27
  Russell Mid Cap Growth Index(c)         37.19      17.73
  S&P Mid-Cap 400 Index(c)                25.50      17.06

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(THOUSANDS)  LOOMIS SAYLES: AGGRESSIVE  LIPPER MID CAP  RUSSELL MID-CAP  S & P MID-CAP
                  GROWTH FUND(D)          FUND INDEX     GROWTH INDEX      400 INDEX
Dec-96                         $10,000         $10,000          $10,000        $10,000
Jan-97                         $10,620         $10,319          $10,442        $10,375
Feb-97                         $10,290          $9,927          $10,212        $10,290
Mar-97                          $9,630          $9,330           $9,635         $9,851
Apr-97                          $9,740          $9,503           $9,871        $10,107
May-97                         $10,620         $10,456          $10,756        $10,991
Jun-97                         $10,720         $10,808          $11,054        $11,299
Jul-97                         $11,810         $11,663          $12,112        $12,418
Aug-97                         $11,540         $11,590          $11,993        $12,403
Sep-97                         $12,570         $12,331          $12,600        $13,116
Oct-97                         $12,290         $11,687          $11,969        $12,545
Nov-97                         $11,910         $11,654          $12,094        $12,731
Dec-97                         $12,265         $11,746          $12,253        $13,225
Jan-98                         $11,625         $11,584          $12,032        $12,974
Feb-98                         $12,553         $12,646          $13,163        $14,048
Mar-98                         $12,980         $13,233          $13,715        $14,682
Apr-98                         $13,322         $13,353          $13,901        $14,950
May-98                         $12,724         $12,682          $13,330        $14,277
Jun-98                         $13,375         $13,180          $13,707        $14,367
Jul-98                         $12,692         $12,570          $13,120        $13,810
Aug-98                         $10,119         $10,031          $10,616        $11,240
Sep-98                         $11,219         $10,814          $11,418        $12,289
Oct-98                         $11,977         $11,347          $12,259        $13,387
Nov-98                         $12,073         $12,083          $13,086        $14,055
Dec-98                         $13,680         $13,381          $14,442        $15,753
Jan-99                         $13,813         $13,741          $14,875        $15,140
Feb-99                         $13,537         $12,887          $14,148        $14,347
Mar-99                         $17,363         $13,486          $14,936        $14,748
Apr-99                         $18,248         $14,066          $15,617        $15,910
May-99                         $18,923         $14,089          $15,415        $15,980
Jun-99                         $21,400         $14,972          $16,491        $16,834
Jul-99                         $21,234         $14,694          $15,967        $16,477
Aug-99                         $22,473         $14,497          $15,801        $15,913
Sep-99                         $22,207         $14,430          $15,666        $15,422

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional and Retail Class of shares is December 31, 1996.
 (b):The Lipper Mid-Cap Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c):Prior to May 1999, the Fund used the S&P Mid-Cap 400 Index for comparative performance purposes. Beginning in May 1999, the Fund is using the Russell Mid-Cap Growth Index for comparative performance purposes. This Index better represents the investment strategy of the Fund. The Russell Mid-Cap Growth Index measures the performance of those Russell Mid-Cap Companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES CORE VALUE FUND
-------------------------------------------------------
[PHOTO]  JAMES L. CARROLL
[PHOTO]  ISAAC H. GREEN
[PHOTO]  JEFFREY W. WARDLOW

KEY FUND FACTS

OBJECTIVE: Long-term growth of capital and income

STRATEGY: Invests in stocks considered to be undervalued in relation to the issuer's earnings, dividends, assets and growth prospects

FUND INCEPTION DATE: 5/13/91

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 5/13/91, Retail - 1/2/97

EXPENSE RATIO: Institutional - 0.78%, Retail - 1.10%

TOTAL NET ASSETS (ALL CLASSES): $67.3 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional and Retail classes of the Core Value Fund returned 10.51% and 10.18%, respectively, compared to the 27.80% return for the Fund's benchmark, the Standard & Poor's 500 Index. The average growth and income fund, as measured by Lipper Analytical Services, posted a total return of 20.59% for the same period.

PORTFOLIO REVIEW
Overall, for the fiscal year ended September 30, 1999, growth-oriented stocks outpaced value-oriented stocks, continuing a trend that began in 1994. Furthermore, large-cap stocks continued to outperform smaller-capitalization issues.

During the second calendar quarter of 1999, the value equity style came back in favor, accompanied by a resurgence of mid- and small-cap stocks. We modestly reduced the Fund's exposure to health care and consumer staples and slightly increased exposure to value sectors, such as financials, energy and utilities.

But the trend toward value proved to be short-lived, as the market soon resumed its familiar pattern in which a narrow segment of growth-oriented sectors, industries and individual stocks outperform while the broad market languishes. In this environment, the best performance came from those issues with the highest betas, highest growth rates, highest price-to-earnings ratio and largest market capitalization. As such, the Fund underperformed the S&P 500 Index, which has a significant growth tilt, and the Lipper Growth and Income Fund Index, where many managers have followed the herd toward growth.

Among individual portfolio holdings, certain technology stocks offered strong performance throughout the period. In addition, the Fund's communication services stocks added to returns.

PORTFOLIO POSITIONING
While the renewed narrowing of the market in favor of growth-oriented and large-cap issues has hurt Fund performance, we continue to believe that our value style of investing is the most appropriate at this juncture. We expect the value recovery evident in the second quarter of 1999 to resume in the near future.

/s/ JAMES L. CARROLL    James L. Carroll

/s/ ISAAC H. GREEN    Isaac H. Green

/s/ JEFFREY W. WARDLOW    Jeffrey W. Wardlow

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                                       SINCE
                                          1 YEAR  3 YEARS  5 YEARS  INCEPTION(A)
--------------------------------------------------------------------------------
  Loomis Sayles Core Value Fund
    (Institutional)                       10.51    14.20    16.59      14.13
  Loomis Sayles Core Value Fund (Retail)  10.18     NA       NA        11.62
  Lipper Growth and Income Funds
    Index(b)                              19.35    16.83    18.15      14.71
  S&P 500 Index(c)                        27.80    25.09    25.03      18.10

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(THOUSANDS)   LIPPER GROWTH &     LOOMIS SAYLES
             Income Fund Index  Core Value Fund(D)  S&P 500 Index
5/91                $10,000.00          $10,000.00     $10,000.00
6/91                 $9,539.46           $9,431.28      $9,541.87
7/91                 $9,945.93           $9,744.08      $9,986.61
8/91                $10,177.45           $9,981.05     $10,223.21
9/91                $10,101.99           $9,715.65     $10,052.13
10/91               $10,259.83           $9,753.56     $10,187.27
11/91                $9,817.75           $9,118.49      $9,776.80
12/91               $10,703.30          $10,156.87     $10,894.92
1/92                $10,691.44          $10,484.51     $10,691.89
2/92                $10,891.00          $10,706.15     $10,830.36
3/92                $10,691.98          $10,455.60     $10,619.72
4/92                $10,888.46          $10,696.51     $10,931.53
5/92                $11,001.90          $10,715.78     $10,985.11
6/92                $10,818.84          $10,484.50     $10,821.68
7/92                $11,171.91          $10,908.51     $11,263.77
8/92                $10,975.87          $10,590.51     $11,033.25
9/92                $11,124.61          $10,667.60     $11,162.89
10/92               $11,173.55          $10,763.96     $11,201.46
11/92               $11,552.25          $11,361.42     $11,582.87
12/92               $11,734.16          $11,588.71     $11,725.03
1/93                $11,916.29          $11,850.03     $11,823.05
2/93                $12,093.25          $11,960.59     $11,984.20
3/93                $12,428.80          $12,181.71     $12,237.05
4/93                $12,275.06          $11,860.08     $11,941.27
5/93                $12,510.10          $12,121.40     $12,260.70
6/93                $12,588.42          $12,111.35     $12,296.61
7/93                $12,656.13          $12,020.89     $12,247.14
8/93                $13,131.87          $12,503.33     $12,711.84
9/93                $13,147.92          $12,432.97     $12,614.34
10/93               $13,351.76          $12,704.34     $12,875.28
11/93               $13,137.49          $12,523.42     $12,752.56
12/93               $13,449.77          $12,965.33     $12,906.75
1/94                $13,911.20          $13,463.60     $13,345.54
2/94                $13,558.17          $13,328.65     $12,983.31
3/94                $13,014.37          $12,778.48     $12,417.28
4/94                $13,190.66          $13,037.99     $12,576.52
5/94                $13,347.69          $13,183.32     $12,782.91
6/94                $13,082.07          $12,778.48     $12,469.57
7/94                $13,440.18          $13,224.84     $12,879.04
8/94                $13,950.91          $13,806.15     $13,407.07
9/94                $13,622.53          $13,328.64     $13,079.22
10/94               $13,773.95          $13,307.88     $13,373.05
11/94               $13,264.43          $12,685.05     $12,886.03
12/94               $13,394.05          $12,851.14     $13,077.17
1/95                $13,603.81          $13,123.41     $13,416.30
2/95                $14,112.98          $13,842.20     $13,939.15
3/95                $14,444.57          $14,212.49     $14,350.46
4/95                $14,842.84          $14,746.14     $14,773.03
5/95                $15,341.04          $15,377.81     $15,363.47
6/95                $15,630.32          $15,486.72     $15,720.32
7/95                $16,155.04          $16,085.71     $16,241.65
8/95                $16,309.35          $16,172.84     $16,282.49
9/95                $16,795.03          $16,684.71     $16,969.65
10/95               $16,567.08          $16,270.86     $16,908.99
11/95               $17,278.84          $17,011.43     $17,651.26
12/95               $17,564.83          $17,378.08     $17,991.25
1/96                $18,086.83          $17,890.95     $18,603.32
2/96                $18,339.83          $18,046.00     $18,776.39
3/96                $18,573.55          $18,236.84     $18,956.82
4/96                $18,857.72          $18,236.84     $19,236.31
5/96                $19,133.00          $18,582.73     $19,732.99
6/96                $19,051.45          $18,618.51     $19,807.68
7/96                $18,275.14          $17,938.65     $18,932.57
8/96                $18,825.42          $18,368.03     $19,331.93
9/96                $19,665.50          $19,283.36     $20,420.62
10/96               $20,111.09          $19,809.49     $20,983.23
11/96               $21,406.19          $21,192.12     $22,569.28
12/96               $21,196.32          $21,055.88     $22,122.08
1/97                $22,141.34          $22,162.66     $23,504.16
2/97                $22,329.81          $22,311.13     $23,688.37
3/97                $21,552.86          $21,555.28     $22,715.05
4/97                $22,348.93          $22,311.13     $24,071.10
5/97                $23,649.54          $23,660.87     $25,536.64
6/97                $24,576.51          $24,821.64     $26,682.54
7/97                $26,340.16          $26,988.55     $28,804.25
8/97                $25,352.33          $26,136.14     $27,190.32
9/97                $26,633.63          $27,469.76     $28,679.12
10/97               $25,748.78          $26,452.36     $27,721.31
11/97               $26,467.62          $27,236.03     $29,004.61
12/97               $26,893.06          $27,206.35     $29,502.73
1/98                $26,943.57          $27,268.04     $29,829.06
2/98                $28,633.71          $29,072.54     $31,980.48
3/98                $29,959.13          $29,951.66     $33,618.46
4/98                $30,120.38          $30,198.43     $33,956.38
5/98                $29,659.47          $29,674.04     $33,372.74
6/98                $30,016.70          $29,643.19     $34,728.61
7/98                $29,281.47          $28,301.38     $34,358.50
8/98                $25,145.96          $24,322.22     $29,398.71
9/98                $26,274.13          $25,987.91     $31,273.85
10/98               $28,182.62          $28,193.41     $33,818.33
11/98               $29,540.61          $29,165.06     $35,869.49
12/98               $30,545.16          $30,073.54     $37,934.19
1/99                $30,833.00          $30,004.09     $39,520.45
2/99                $30,151.26          $29,118.55     $38,292.20
3/99                $31,192.27          $30,177.72     $39,825.46
4/99                $33,213.53          $32,348.15     $41,366.71
5/99                $32,731.93          $32,157.15     $40,390.45
6/99                $34,087.03          $32,973.24     $42,636.16
7/99                $33,108.74          $31,757.79     $41,301.65
8/99                $32,377.03          $30,420.81     $41,099.27
9/99                $31,360.40          $28,719.19     $39,973.15

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional Class of shares is May 13, 1991. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
 (b):The Lipper Growth & Income Funds Index is an equally weighted index of typically the 30 largest mutual funds within the growth & income funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c):S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES GROWTH FUND
-------------------------------------------------------
[PHOTO]  MARK B. BARIBEAU

KEY FUND FACTS

OBJECTIVE: Long-term growth of capital

STRATEGY: Invests in companies with relatively small market capitalization, as well as larger companies, which are selected on the basis of their growth potential

FUND INCEPTION DATE: 5/16/91

COMMENCEMENT OF OPERATIONS OF CLASS:
Institutional - 5/16/91, Retail - 1/2/97

EXPENSE RATIO: Institutional - 0.85%, Retail - 1.10%

TOTAL NET ASSETS (ALL CLASSES): $28.9 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional and Retail classes of the Growth Fund returned 30.91% and 30.56%, respectively, compared to the 27.80% return for the Fund's benchmark, the Standard & Poor's 500 Index. The average growth fund, as measured by Lipper Analytical Services, posted a total return of 30.34% for the same period.

PORTFOLIO REVIEW
Overall, the Fund continued to benefit from the overall strength of large-capitalization, growth-oriented stocks. At the same time, though, the market remained quite volatile during the period. But, a strong economy, low inflation and good earnings fundamentals offered genuine support to the market, and such a positive outlook in a volatile climate allowed us to enhance returns by taking advantage of numerous opportunities to purchase growth stocks during periods of weakness.

For example, during the course of the second calendar quarter of 1999, at least two selling waves occurred among technology stocks, due to Y2K worries and rising interest rates. Given our views that Y2K will be only a transitory event and that interest rates were near their peak for the year, we used this period as a buying opportunity, boosting the Fund's technology position to a significant overweight.

During the third quarter of 1999, the broader stock market declined for three-consecutive months, primarily due to tighter monetary policy and concerns over prospects for faltering earnings growth. In this environment we shifted assets from more global cyclically sensitive companies, such as energy, aerospace and consumer cyclicals, to stronger relative earnings growers in the health care and financial services sectors, where valuations had been compressed.

The technology sector was particularly strong during the third quarter, and several of the Fund's holdings posted double-digit third-quarter returns. This was all the more remarkable given the sharp correction in these share prices in July on Y2K fears.

PORTFOLIO POSITIONING
Looking ahead, we believe that the market will be heavily earnings-driven and the price-earnings ratios generally will remain stable. As such, we have positioned the portfolio to attempt to take advantage of rapid earnings-per-share growth and positive earnings surprises.

/s/ MARK B. BARIBEAU    Mark B. Baribeau

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                                       SINCE
                                          1 YEAR  3 YEARS  5 YEARS  INCEPTION(A)
--------------------------------------------------------------------------------
  Loomis Sayles Growth Fund
    (Institutional)                       30.91    16.62    18.74      14.94
  Loomis Sayles Growth Fund (Retail)      30.56     NA       NA        15.68
  Lipper Growth Funds Index(b)            30.25    21.79    21.36      16.26
  S&P 500 Index(c)                        27.80    25.09    25.03      18.10

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(THOUSANDS)  LIPPER GROWTH  LOOMIS SAYLES   S & P 500 INDEX
              FUND INDEX    GROWTH FUND(D)
5/91            $10,000.00      $10,000.00       $10,000.00
6/91             $9,411.59       $9,287.05        $9,541.87
7/91             $9,993.41      $10,140.71        $9,986.61
8/91            $10,280.54      $10,581.61       $10,223.21
9/91            $10,203.46      $10,750.47       $10,052.13
10/91           $10,371.97      $11,116.32       $10,187.27
11/91            $9,935.96      $10,422.14        $9,776.80
12/91           $11,104.13      $11,692.58       $10,894.92
1/92            $11,087.05      $11,497.87       $10,691.89
2/92            $11,284.30      $11,614.70       $10,830.36
3/92            $10,928.94      $10,787.16       $10,619.72
4/92            $10,912.95      $10,261.43       $10,931.53
5/92            $11,029.52      $10,660.59       $10,985.11
6/92            $10,713.77      $10,290.63       $10,821.68
7/92            $11,066.53      $10,689.79       $11,263.77
8/92            $10,818.76      $10,485.34       $11,033.25
9/92            $10,986.27      $10,641.11       $11,162.89
10/92           $11,181.47      $11,215.52       $11,201.46
11/92           $11,758.34      $11,819.13       $11,582.87
12/92           $11,951.73      $12,130.67       $11,725.03
1/93            $12,122.63      $12,266.97       $11,823.05
2/93            $11,963.77      $12,130.67       $11,984.20
3/93            $12,306.71      $12,451.95       $12,237.05
4/93            $11,973.80      $12,072.26       $11,941.27
5/93            $12,449.25      $12,705.08       $12,260.70
6/93            $12,488.15      $12,782.97       $12,296.61
7/93            $12,472.96      $12,773.23       $12,247.14
8/93            $13,003.80      $13,337.90       $12,711.84
9/93            $13,087.59      $13,493.67       $12,614.34
10/93           $13,304.02      $13,522.88       $12,875.28
11/93           $13,033.92      $12,977.68       $12,752.56
12/93           $13,383.24      $13,259.57       $12,906.75
1/94            $13,846.69      $13,738.22       $13,345.54
2/94            $13,618.97      $13,239.20       $12,983.31
3/94            $12,982.90      $12,740.18       $12,417.28
4/94            $13,086.79      $12,852.20       $12,576.52
5/94            $13,149.81      $12,882.75       $12,782.91
6/94            $12,699.07      $12,251.34       $12,469.57
7/94            $13,058.92      $12,668.88       $12,879.04
8/94            $13,615.48      $13,096.61       $13,407.07
9/94            $13,322.14      $12,770.72       $13,079.22
10/94           $13,575.96      $13,269.74       $13,373.05
11/94           $13,059.14      $12,658.70       $12,886.03
12/94           $13,172.92      $12,775.78       $13,077.17
1/95            $13,221.06      $12,929.09       $13,416.30
2/95            $13,709.77      $13,276.59       $13,939.15
3/95            $14,125.18      $13,634.31       $14,350.46
4/95            $14,525.10      $13,808.06       $14,773.03
5/95            $14,964.55      $14,247.55       $15,363.47
6/95            $15,636.96      $15,177.63       $15,720.32
7/95            $16,392.83      $15,893.07       $16,241.65
8/95            $16,565.62      $16,261.01       $16,282.49
9/95            $17,057.60      $16,669.83       $16,969.65
10/95           $16,831.02      $16,526.74       $16,908.99
11/95           $17,400.71      $16,904.90       $17,651.26
12/95           $17,474.31      $16,724.74       $17,991.25
1/96            $17,896.60      $16,702.83       $18,603.32
2/96            $18,177.52      $17,239.51       $18,776.39
3/96            $18,261.48      $17,261.42       $18,956.82
4/96            $18,719.20      $18,258.11       $19,236.31
5/96            $19,051.21      $18,729.08       $19,732.99
6/96            $18,865.39      $18,761.94       $19,807.68
7/96            $17,845.21      $17,064.27       $18,932.57
8/96            $18,383.93      $17,787.15       $19,331.93
9/96            $19,411.32      $19,002.07       $20,420.62
10/96           $19,690.73      $19,776.73       $20,983.23
11/96           $20,934.91      $20,608.36       $22,569.28
12/96           $20,537.85      $20,046.91       $22,122.08
1/97            $21,608.51      $21,821.90       $23,504.16
2/97            $21,442.43      $20,613.72       $23,688.37
3/97            $20,460.95      $19,390.62       $22,715.05
4/97            $21,361.09      $19,226.55       $24,071.10
5/97            $22,839.06      $21,120.86       $25,536.64
6/97            $23,692.96      $21,806.99       $26,682.54
7/97            $25,656.87      $24,014.55       $28,804.25
8/97            $24,708.91      $23,474.38       $27,190.32
9/97            $26,121.33      $25,557.90       $28,679.12
10/97           $25,277.78      $25,295.53       $27,721.31
11/97           $25,858.56      $24,523.85       $29,004.61
12/97           $26,295.37      $24,959.98       $29,502.73
1/98            $26,472.44      $23,932.33       $29,829.06
2/98            $28,338.44      $25,671.43       $31,980.48
3/98            $29,550.47      $26,560.74       $33,618.46
4/98            $29,866.85      $27,331.48       $33,956.38
5/98            $29,130.94      $26,224.78       $33,372.74
6/98            $30,389.82      $27,410.53       $34,728.61
7/98            $30,067.26      $25,928.35       $34,358.50
8/98            $25,239.71      $20,730.82       $29,398.71
9/98            $26,922.09      $23,023.27       $31,273.85
10/98           $28,785.98      $24,604.27       $33,818.33
11/98           $30,501.02      $24,762.37       $35,869.49
12/98           $33,050.64      $28,170.89       $37,934.19
1/99            $34,460.60      $29,034.37       $39,520.45
2/99            $33,284.12      $27,847.09       $38,292.20
3/99            $34,727.58      $30,356.57       $39,825.46
4/99            $35,609.66      $30,761.32       $41,366.71
5/99            $34,915.27      $29,897.85       $40,390.45
6/99            $36,978.76      $32,029.55       $42,636.16
7/99            $36,065.39      $30,626.40       $41,301.65
8/99            $35,657.85      $30,842.27       $41,099.27
9/99            $35,062.36      $30,140.70       $39,973.15

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional Class of shares is May 16, 1991. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
 (b):The Lipper Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the growth funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c):S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES INTERNATIONAL EQUITY FUND
-------------------------------------------------------
[PHOTO]  ESWAR MENON
[PHOTO]  JOHN TRIBOLET
[PHOTO]  ALEXANDER MUROMCEW

KEY FUND FACTS

OBJECTIVE: High total investment return

STRATEGY: Invests primarily in stocks of companies organized or head-quartered outside of the United States

FUND INCEPTION DATE: 5/10/91

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 5/10/91,
Retail - 1/2/97

EXPENSE RATIO: Institutional - 1.00%, Retail - 1.25%

TOTAL NET ASSETS (ALL CLASSES): $79.7 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional and Retail classes of the International Equity Fund returned 31.96% and 31.56%, respectively. The Fund's benchmark, the Morgan Stanley Capital International EAFE Index, a broad market index representing 21 international markets in Europe, Australia and the Far East, returned 30.95% for the fiscal year. The average international fund, as measured by Lipper Analytical Services, posted a total return of 29.80% for the same period.

PORTFOLIO REVIEW
The first half of the fiscal year proved to be a difficult period for value investors in overseas markets. As was the case in the U.S., a relatively few large-cap foreign growth stocks drove up the indexes. In addition, negative returns within several European markets and weakness in the euro contributed to the difficulty. However, that sentiment started to change in the second calendar quarter of 1999, and the Fund benefited from the global shift to value stocks.

By the final quarter of the fiscal year, concerns over interest rates, negative earnings reports and valuation led the U.S. market much lower. For the first time in many quarters, international stocks (EAFE) outperformed U.S. stocks
(S&P 500 Index). Money flows began to shift toward foreign markets, as investors realized better growth opportunities at better prices overseas. Benefiting from this were the developed Asian markets, especially Japan and Hong Kong.

In early March we had significantly increased the Fund's weighting to Japan from 8% to 20%. This proved to be an important shift, as soon thereafter a strong rally boosted the Japanese market. At the same time, we also started slowly adding to the Fund's positions in the rest of Asia and moving out of European investments. By the end of the fiscal year, the Fund's Japanese/Far East weighting was 44%. Driving the Fund's performance were good stock selection, an overweight in Asian countries and an underweight in European countries.

PORTFOLIO POSITIONING
Japan is the single-largest country in the developed market index and, therefore, has a large impact on returns. The economic troubles of the country have been well documented, but recent results suggest that Japan is finally turning the corner and is growing its way out of recession. We believe the Fund is well positioned to benefit from this trend.

/s/ ESWAR MENON    Eswar Menon

/s/ JOHN TRIBOLET    John Tribolet

/s/ ALEXANDER MUROMCEW    Alexander Muromcew

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                                       SINCE
                                          1 YEAR  3 YEARS  5 YEARS  INCEPTION(A)
--------------------------------------------------------------------------------
  Loomis Sayles International Equity
    Fund (Institutional)                  31.96    10.32    9.41        9.48
  Loomis Sayles International Equity
    Fund (Retail)                         31.56     NA       NA         7.89
  Lipper International Funds Index(b)     27.64    12.00    9.98       10.36
  MSCI-EAFE Index(c)                      30.95    10.43    9.12        8.72

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(THOUSANDS)  LIPPER INTERNATIONAL         LOOMIS SAYLES          MSCI-EAFE INDEX
              EQUITY FUND INDEX    INTERNATIONAL EQUITY FUND(D)
5/91                   $10,000.00                    $10,000.00       $10,000.00
6/91                    $9,479.44                     $9,460.00        $9,265.00
7/91                    $9,898.18                     $9,960.00        $9,719.91
8/91                    $9,806.60                     $9,980.00        $9,522.60
9/91                   $10,088.87                    $10,360.00       $10,059.67
10/91                  $10,130.44                    $10,280.00       $10,202.52
11/91                   $9,768.04                     $9,980.00        $9,726.06
12/91                  $10,226.24                    $10,366.41       $10,228.90
1/92                   $10,337.10                    $10,649.04       $10,011.02
2/92                   $10,353.37                    $10,992.23        $9,652.63
3/92                   $10,018.08                    $10,830.73        $9,015.56
4/92                   $10,281.67                    $10,961.95        $9,057.93
5/92                   $10,797.11                    $11,416.17        $9,663.90
6/92                   $10,468.75                    $11,214.29        $9,205.83
7/92                   $10,078.33                    $10,965.90        $8,970.17
8/92                   $10,126.23                    $10,773.87        $9,532.59
9/92                    $9,911.14                    $10,531.31        $9,344.80
10/92                   $9,617.42                     $9,712.66        $8,854.20
11/92                   $9,668.63                     $9,712.66        $8,937.43
12/92                   $9,788.23                     $9,838.90        $8,983.90
1/93                    $9,824.38                    $10,094.06        $8,983.01
2/93                   $10,044.59                    $10,359.42        $9,254.29
3/93                   $10,627.21                    $10,767.67       $10,061.27
4/93                   $11,177.90                    $11,073.86       $11,016.08
5/93                   $11,436.07                    $11,420.87       $11,248.52
6/93                   $11,211.04                    $10,992.20       $11,073.04
7/93                   $11,565.91                    $11,175.91       $11,460.60
8/93                   $12,331.99                    $12,237.37       $12,079.47
9/93                   $12,285.90                    $12,135.31       $11,807.68
10/93                  $12,893.22                    $12,931.40       $12,171.36
11/93                  $12,382.00                    $12,676.24       $11,107.58
12/93                  $13,623.45                    $13,630.89       $11,909.55
1/94                   $14,472.07                    $14,539.62       $12,915.91
2/94                   $14,123.52                    $14,169.79       $12,879.74
3/94                   $13,477.34                    $13,641.46       $12,324.63
4/94                   $13,834.02                    $13,778.83       $12,847.19
5/94                   $13,813.23                    $13,567.50       $12,773.96
6/94                   $13,595.43                    $13,419.57       $12,954.08
7/94                   $14,014.47                    $13,789.40       $13,078.43
8/94                   $14,498.88                    $13,852.80       $13,388.39
9/94                   $14,124.73                    $13,641.47       $12,966.66
10/94                  $14,376.88                    $13,683.74       $13,398.45
11/94                  $13,706.00                    $13,282.21       $12,753.98
12/94                  $13,523.14                    $13,391.05       $12,834.33
1/95                   $12,852.25                    $13,137.30       $12,341.50
2/95                   $12,848.94                    $13,506.39       $12,305.71
3/95                   $13,186.94                    $13,679.40       $13,073.58
4/95                   $13,671.65                    $14,336.84       $13,565.15
5/95                   $13,806.31                    $14,798.20       $13,403.72
6/95                   $13,858.73                    $14,763.60       $13,169.16
7/95                   $14,620.59                    $15,155.76       $13,989.60
8/95                   $14,373.56                    $14,486.78       $13,456.59
9/95                   $14,613.96                    $14,775.13       $13,719.00
10/95                  $14,309.70                    $14,475.24       $13,349.95
11/95                  $14,459.12                    $14,348.37       $13,721.08
12/95                  $14,878.46                    $14,559.65       $14,274.04
1/96                   $15,230.02                    $15,047.05       $14,332.57
2/96                   $15,295.39                    $15,197.02       $14,381.30
3/96                   $15,534.34                    $15,222.02       $14,686.18
4/96                   $16,040.43                    $15,646.94       $15,113.55
5/96                   $16,022.46                    $15,584.45       $14,835.46
6/96                   $16,168.44                    $15,721.92       $14,918.54
7/96                   $15,623.09                    $15,346.99       $14,482.92
8/96                   $15,826.84                    $15,634.43       $14,514.78
9/96                   $16,180.66                    $15,930.78       $14,900.87
10/96                  $16,116.40                    $16,193.38       $14,748.88
11/96                  $16,874.50                    $16,893.63       $15,335.89
12/96                  $17,025.16                    $17,224.59       $15,138.06
1/97                   $17,047.12                    $17,329.30       $14,608.22
2/97                   $17,354.85                    $17,211.50       $14,847.80
3/97                   $17,446.79                    $17,276.94       $14,901.25
4/97                   $17,522.74                    $17,250.76       $14,980.23
5/97                   $18,510.76                    $18,088.43       $15,955.44
6/97                   $19,399.70                    $18,873.75       $16,834.59
7/97                   $20,022.55                    $19,484.95       $17,107.31
8/97                   $18,578.93                    $17,787.15       $15,829.39
9/97                   $19,771.29                    $18,980.92       $16,715.84
10/97                  $18,270.51                    $17,349.44       $15,430.39
11/97                  $18,117.20                    $16,978.05       $15,273.00
12/97                  $18,259.11                    $17,055.35       $15,405.87
1/98                   $18,700.74                    $17,734.55       $16,109.92
2/98                   $19,887.91                    $18,851.45       $17,144.18
3/98                   $20,967.97                    $19,787.23       $17,672.22
4/98                   $21,290.23                    $19,832.51       $17,811.83
5/98                   $21,332.55                    $19,304.25       $17,724.55
6/98                   $21,146.02                    $18,564.68       $17,859.26
7/98                   $21,470.43                    $18,851.45       $18,039.64
8/98                   $18,381.88                    $16,693.12       $15,804.53
9/98                   $17,809.73                    $16,210.14       $15,319.33
10/98                  $19,119.29                    $17,296.85       $16,915.60
11/98                  $20,076.97                    $18,142.07       $17,781.68
12/98                  $20,571.02                    $18,644.75       $18,482.28
1/99                   $20,695.82                    $18,629.24       $18,426.83
2/99                   $20,163.43                    $17,760.60       $17,988.27
3/99                   $20,834.54                    $18,039.81       $18,738.38
4/99                   $21,805.43                    $18,784.36       $19,497.29
5/99                   $20,994.27                    $18,194.93       $18,493.18
6/99                   $21,989.40                    $19,156.63       $19,214.41
7/99                   $22,479.76                    $20,040.79       $19,785.08
8/99                   $22,657.35                    $20,475.11       $19,858.28
9/99                   $22,729.85                    $21,390.28       $20,058.85

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional Class of shares is May 10, 1991. Since Lipper and MSCI-EAFE Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
 (b):The Lipper International Funds Index is an equally weighted index of typically the 30 largest mutual funds within the international funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c):MSCI-EAFE Index is a capitalization-weighted average of the performance of over 1,000 securities listed on the stock exchanges of 20 countries in Europe, Australia and the Far East. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES MID-CAP VALUE FUND
-------------------------------------------------------
[PHOTO]  JEFFREY C. PETHERICK
[PHOTO]  DAWN ALSTON PAIGE
[PHOTO]  MARY C. CHAMPAGNE

KEY FUND FACTS

OBJECTIVE: Long-term growth of capital

STRATEGY: Invests primarily in stocks with market capitalization falling within the capitalization range of the Standard & Poor's Mid-Cap 400 Index, which are believed to be undervalued by the market.

Effective October 6, 1999, Jeffrey C. Petherick, Dawn Alston Paige and
Mary C. Champagne serve as the portfolio managers for the Loomis Sayles Mid-Cap Value Fund. Mr. Petherick and Ms. Champagne replaced Dean A. Gulis and Peter B. Ramsden.
FUND INCEPTION DATE: 12/31/96
COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 1/2/97, Retail - 1/2/97 EXPENSE RATIO: Institutional - 1.00%, Retail - 1.25%
TOTAL NET ASSETS (ALL CLASSES): $5.3 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional and Retail classes of the Mid-Cap Value Fund returned 12.86% and 12.51%, respectively, compared to the 25.50% return for the Fund's benchmark, the Standard & Poor's Mid-Cap 400 Index. The average mid-cap fund, as measured by Lipper Analytical Services, posted a total return of 32.86% for the same period.

PORTFOLIO REVIEW
During the fiscal year from October 1, 1998, through September 30, 1999, large-capitalization, growth-oriented securities generally remained the favored stock investments. Except for a short-lived rally among traditional value sectors and smaller cap issues in the second calendar quarter of 1999, stocks with the largest market capitalization, lowest yields, highest betas and highest price-to-earnings ratios offered the best performance for the 12-month period.

The Fund remained broadly diversified across all market sectors. Halfway through the fiscal year we modestly increased the Fund's exposure to the strong-performing telecommunications services and technology sectors, two areas where we found particularly attractive value opportunities. We also reduced exposure to the consumer cyclical and utility sectors to take advantage of more appealing opportunities elsewhere.

The Fund maintained an underweight in Internet stocks, which detracted from performance, relative to the mid-cap universe. In general, those stocks do not meet our valuation parameters.

PORTFOLIO POSITIONING
In our stock selection process, we continue to focus on key value attributes, such as low price-to-earnings, low price-to-cash flow and solid and achievable earnings expectations, while maintaining broad sector diversification. In addition, we pay close attention to identifying the necessary catalysts for individual issues to deliver superior price performance.

[LOGO]                    [LOGO]                           [LOGO]
Jeffrey C. Petherick      Dawn Alston Paige                Mary C. Champagne

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                     SINCE
                                          1 YEAR  INCEPTION(A)
--------------------------------------------------------------
  Loomis Sayles Mid-Cap Value Fund
    (Institutional)                       12.86       8.38
  Loomis Sayles Mid-Cap Value Fund
    (Retail)                              12.51       8.08
  Lipper Mid-Cap Funds Index(b)           33.44      14.27
  S&P Mid-Cap 400 Index(c)                25.50      17.06

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(THOUSANDS)  LIPPER MID-CAP      LOOMIS SAYLES      S&P MID-CAP
               FUND INDEX    MID-CAP VALUE FUND(D)   400 INDEX
12/96            $10,000.00             $10,000.00   $10,000.00
1/97             $10,318.55             $10,370.00   $10,375.41
2/97              $9,927.21             $10,380.00   $10,290.09
3/97              $9,330.17             $10,100.00    $9,851.38
4/97              $9,502.54             $10,120.00   $10,106.86
5/97             $10,455.54             $10,950.00   $10,990.60
6/97             $10,807.55             $11,370.00   $11,299.37
7/97             $11,662.51             $12,100.00   $12,418.10
8/97             $11,589.50             $12,050.00   $12,403.02
9/97             $12,330.65             $12,710.00   $13,115.94
10/97            $11,687.33             $12,530.00   $12,545.23
11/97            $11,654.19             $12,570.00   $12,731.17
12/97            $11,746.44             $12,632.07   $13,225.27
1/98             $11,584.46             $12,402.00   $12,973.53
2/98             $12,646.00             $13,519.49   $14,048.37
3/98             $13,232.99             $14,034.41   $14,682.00
4/98             $13,352.88             $14,231.61   $14,949.97
5/98             $12,681.95             $13,530.44   $14,277.43
6/98             $13,179.79             $13,650.95   $14,367.48
7/98             $12,569.93             $12,916.91   $13,810.17
8/98             $10,030.60             $10,670.97   $11,239.50
9/98             $10,814.44             $11,054.42   $12,288.69
10/98            $11,346.86             $11,339.27   $13,386.87
11/98            $12,083.39             $12,259.56   $14,054.94
12/98            $13,381.44             $12,998.73   $15,753.10
1/99             $13,741.32             $12,646.80   $15,139.84
2/99             $12,886.73             $11,852.12   $14,347.07
3/99             $13,486.37             $12,033.76   $14,748.32
4/99             $14,066.28             $13,203.08   $15,910.49
5/99             $14,088.79             $13,441.48   $15,980.49
6/99             $14,972.16             $13,759.35   $16,833.85
7/99             $14,693.67             $13,668.53   $16,476.97
8/99             $14,496.78             $13,032.79   $15,913.46
9/99             $14,430.09             $12,476.51   $15,421.74

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
 (b):The Lipper Mid-Cap Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c):S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrials, utilities, financials and transportation, in size order. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP GROWTH FUND
-------------------------------------------------------
[PHOTO]  CHRISTOPHER R. ELY
[PHOTO]  PHILIP C. FINE
[PHOTO]  DAVID L. SMITH

KEY FUND FACTS

OBJECTIVE: Long-term growth of capital

STRATEGY: Invests in stocks of small, rapidly-growing companies, with the potential for accelerating earnings growth and rising profit margins

FUND INCEPTION DATE: 12/31/96

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 1/2/97, Retail - 1/2/97

EXPENSE RATIO: Institutional - 1.00%, Retail - 1.25%

TOTAL NET ASSETS (ALL CLASSES): $87.2 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional and Retail classes of the Small Cap Growth Fund returned 70.30% and 69.90%, respectively, compared to the 19.07% return for the Fund's benchmark, the Russell 2000 Index. The average small cap fund, as measured by Lipper Analytical Services, posted a total return of 26.86% for the same period.

PORTFOLIO REVIEW
The Fund's fiscal year began on a strong note. A stock market rally in the fourth calendar quarter of 1998 demonstrated that the foundations of the record-setting bull market were intact. For the most part, the U.S. continued to exhibit economic strength, inflation remained in check and interest rates remained at reasonable levels.

But, perhaps the most significant event for small-cap investors during the 12-month period ended September 30, 1999, was the rebound among small- and mid-cap stocks. After several quarters of lagging the larger Standard & Poor's 500 Index, smaller-cap indexes such as the Russell 2000 Index and the Standard & Poor's 600 Index both handily beat their large-cap counterpart during the second calendar quarter of 1999. Nevertheless, this rally cooled during the third calendar quarter, as concerns about further interest rate hikes, signs of a strong economy, rising gold and energy prices and a weakening dollar increased market volatility.

Throughout the fiscal year, the Fund maintained a significant technology weighting, with broad exposure to electronics firms, telecommunications companies, semiconductor suppliers and software manufacturers. These stocks continued to drive overall Fund performance throughout the 12-month period. The Fund also benefited from certain retail holdings, which performed well due to low unemployment and a strong economy. Certain health care holdings also posted strong performance throughout the year, boosting the Fund's return.

PORTFOLIO POSITIONING
We continue to believe that small cap growth stocks offer good long-term opportunities for investors who understand the risks. Continued signs of a strong economy also should be signs of continued strong earnings growth. In addition, we see no end to the cycle of innovation and growth from the technology sector, which has become an important component to U.S. economic growth.

[LOGO]                    [LOGO]                           [LOGO]
Christopher R. Ely        Philip C. Fine                   David L. Smith

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                     SINCE
                                          1 YEAR  INCEPTION(A)
--------------------------------------------------------------
  Loomis Sayles Small Cap Growth Fund
    (Institutional)                       70.30      22.98
  Loomis Sayles Small Cap Growth Fund
    (Retail)                              69.90      22.72
  Lipper Small Cap Funds Index(b)         26.79       7.50
  Russell 2000 Index(c)                   19.07       7.52

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(THOUSANDS)  LIPPER SMALL CAP  LOOMIS SAYLES SMALL  RUSSELL 2000 IX TR
                FUND INDEX     CAP GROWTH FUND(D)
12/31/96           $10,000.00          $10,000.00           $10,000.00
1/31/97            $10,228.08          $10,260.00           $10,199.80
2/28/97             $9,642.16           $9,500.00            $9,952.49
3/31/97             $9,058.25           $8,510.00            $9,482.87
4/30/97             $8,982.65           $8,350.00            $9,509.42
5/31/97            $10,107.06           $9,710.00           $10,567.34
6/30/97            $10,598.36          $10,280.00           $11,020.21
7/31/97            $11,210.01          $11,110.00           $11,533.00
8/31/97            $11,338.33          $11,300.00           $11,796.89
9/30/97            $12,214.35          $12,550.00           $12,660.35
10/31/97           $11,598.95          $11,670.00           $12,104.20
11/30/97           $11,384.81          $11,540.00           $12,025.91
12/31/97           $11,501.78          $11,942.60           $12,236.40
1/31/98            $11,280.39          $11,552.25           $12,043.06
2/28/98            $12,190.23          $12,807.70           $12,933.56
3/31/98            $12,734.55          $13,387.95           $13,466.98
4/30/98            $12,787.78          $13,208.60           $13,541.49
5/31/98            $12,083.03          $12,100.85           $12,812.19
6/30/98            $12,243.14          $13,282.45           $12,839.14
7/31/98            $11,389.60          $11,974.25           $11,799.76
8/31/98             $9,129.38           $9,273.45            $9,508.48
9/30/98             $9,623.70          $10,370.65           $10,252.59
10/31/98           $10,016.49          $10,782.10           $10,670.70
11/30/98           $10,601.25          $12,132.50           $11,229.76
12/31/98           $11,403.47          $14,179.20           $11,924.68
1/31/99            $11,500.70          $14,590.65           $12,083.15
2/28/99            $10,582.44          $13,672.80           $11,104.48
3/31/99            $10,864.91          $14,717.25           $11,277.84
4/30/99            $11,493.99          $14,854.40           $12,288.33
5/31/99            $11,661.80          $14,580.10           $12,467.74
6/30/99            $12,478.13          $16,763.95           $13,031.29
7/31/99            $12,358.34          $16,268.10           $12,674.23
8/31/99            $12,109.93          $16,742.85           $12,205.28
9/30/99            $12,200.76          $17,660.70           $12,207.72

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
 (b):The Lipper Small Cap Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small cap funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c):Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 Index total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP VALUE FUND
-------------------------------------------------------
[PHOTO]  MARY C. CHAMPAGNE
[PHOTO]  JEFFREY C. PETHERICK

KEY FUND FACTS

OBJECTIVE: Long-term growth of capital

STRATEGY: Invests primarily in stocks with market capitalization falling within the capitalization range of the Russell 2000 Index, which are considered undervalued by the market.

FUND INCEPTION DATE: 5/13/91

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 5/13/91, Retail - 1/2/97, Admin - 1/2/98

EXPENSE RATIO: Institutional - 0.90%, Retail - 1.20%, Admin - 1.50%

TOTAL NET ASSETS (ALL CLASSES): $381.7 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional, Retail and Admin classes of the Small Cap Value Fund returned 12.80%, 12.39%, and 12.03% respectively, compared to the 19.07% return for the Fund's benchmark, the Russell 2000 Index. The average small cap fund, as measured by Lipper Analytical Services, posted a total return of 26.86% for the same period.

PORTFOLIO REVIEW
The fiscal year ended September 30, 1999, proved to be a difficult period for small-cap, value-based investors. While value-oriented stocks did bounce back in the second calendar quarter of 1999, the rally mainly was in the deep cyclical area, where the Fund has little exposure. While we occasionally purchase this type of stock, we prefer to focus on companies that we believe have strong growth prospects over the long-term, but that are trading at prices that do not reflect this type of outlook.

Overall, the Fund enjoyed its best performance from technology and energy stocks. Generally, the Fund's stocks did better than their respective sector groups. The Fund's performance was hindered somewhat by the portfolio's lack of Internet stocks. While we recognize some dramatic fundamental changes in the economy due to the Internet, we have limited opportunities to capitalize on this trend at this point. That is because most Internet stocks are highly aggressive and speculative, lacking the value characteristics we demand. We actively seek other ways to play the Internet trend, but at this point it is difficult to find suitable investments.

PORTFOLIO POSITIONING
In this difficult environment for value investors, we have not changed our investment strategy but have instead maintained our discipline of focusing on key value attributes such as low price-to-earnings and price-to-cash flows while rigorously identifying the catalysts required for superior share-price performance. In this regard, we note that while the Fund's performance has been hurt by sector factors, our stock selection has delivered a positive contribution.

/s/ MARY C. CHAMPAGNE    Mary C. Champagne
/s/ JEFFREY C. PETHERICK    Jeffrey C. Petherick

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                                       SINCE
                                          1 YEAR  3 YEARS  5 YEARS  INCEPTION(A)
--------------------------------------------------------------------------------
  Loomis Sayles Small Cap Value Fund
    (Institutional)                       12.80    9.35     14.70      15.97
  Loomis Sayles Small Cap Value Fund
    (Retail)                              12.39     NA       NA         6.23
  Loomis Sayles Small Cap Value Fund
    (Admin)                               12.03     NA       NA        -3.79
  Lipper Small Cap Funds Index(b)         26.79    6.52     12.90      12.89
  Russell 2000 Index(c)                   19.07    8.70     12.39      12.76

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(THOUSANDS)  LIPPER SMALL CAP  LOOMIS SAYLES SMALL  RUSSELL 2000
                FUND INDEX     CAP VALUE FUND (D)      INDEX
5/31/91            $10,000.00           $10,000.00    $10,000.00
6/30/91             $9,510.39            $9,647.75     $9,417.24
7/31/91            $10,029.59           $10,410.96     $9,747.70
8/31/91            $10,437.64           $11,203.52    $10,108.51
9/30/91            $10,475.61           $11,213.30    $10,187.66
10/31/91           $10,793.73           $11,438.35    $10,457.11
11/30/91           $10,368.64           $11,154.59     $9,973.45
12/31/91           $11,557.40           $12,766.80    $10,772.07
1/31/92            $12,001.19           $14,064.95    $11,644.90
2/29/92            $12,181.84           $14,852.01    $11,984.60
3/31/92            $11,684.02           $14,054.72    $11,578.94
4/30/92            $11,159.88           $13,339.21    $11,173.28
5/31/92            $11,171.50           $13,359.65    $11,321.86
6/30/92            $10,703.18           $12,194.39    $10,786.42
7/31/92            $11,047.22           $12,531.70    $11,161.74
8/31/92            $10,819.75           $12,122.84    $10,846.78
9/30/92            $11,059.58           $12,255.72    $11,096.94
10/31/92           $11,512.96           $12,644.14    $11,449.67
11/30/92           $12,418.51           $13,850.29    $12,325.80
12/31/92           $12,849.90           $14,441.20    $12,755.21
1/31/93            $13,112.56           $15,102.71    $13,186.92
2/28/93            $12,605.46           $14,755.13    $12,882.35
3/31/93            $12,992.05           $15,371.80    $13,300.38
4/30/93            $12,574.01           $14,979.38    $12,935.29
5/31/93            $13,302.27           $15,618.47    $13,507.67
6/30/93            $13,395.92           $15,696.95    $13,591.94
7/31/93            $13,467.33           $16,078.16    $13,779.60
8/31/93            $14,136.96           $16,941.49    $14,374.90
9/30/93            $14,630.75           $17,715.13    $14,780.56
10/31/93           $14,925.50           $18,107.55    $15,160.99
11/30/93           $14,377.34           $17,502.10    $14,661.99
12/31/93           $15,024.92           $18,005.15    $15,163.29
1/31/94            $15,418.14           $18,387.42    $15,638.70
2/28/94            $15,353.99           $18,107.09    $15,582.14
3/31/94            $14,481.55           $17,062.21    $14,759.44
4/30/94            $14,558.11           $16,871.07    $14,847.17
5/31/94            $14,266.96           $16,616.22    $14,680.45
6/30/94            $13,697.58           $16,221.20    $14,181.95
7/31/94            $13,979.31           $16,310.40    $14,414.96
8/31/94            $14,906.76           $17,074.95    $15,218.20
9/30/94            $14,973.48           $17,062.21    $15,167.25
10/31/94           $15,223.66           $16,947.53    $15,107.39
11/30/94           $14,621.36           $16,272.18    $14,497.25
12/31/94           $14,952.42           $16,509.50    $14,886.75
1/31/95            $14,774.58           $16,560.89    $14,698.93
2/28/95            $15,381.30           $17,203.28    $15,310.39
3/31/95            $15,791.80           $17,614.41    $15,574.07
4/30/95            $16,012.07           $17,665.80    $15,920.37
5/31/95            $16,262.63           $18,025.54    $16,194.11
6/30/95            $17,255.01           $18,513.76    $17,034.19
7/31/95            $18,554.38           $19,747.15    $18,015.39
8/31/95            $18,880.32           $20,697.89    $18,388.07
9/30/95            $19,412.08           $21,083.33    $18,716.45
10/31/95           $18,811.86           $19,991.26    $17,879.40
11/30/95           $19,460.44           $20,954.85    $18,630.58
12/31/95           $19,680.34           $21,821.76    $19,122.14
1/31/96            $19,587.77           $21,850.23    $19,101.58
2/29/96            $20,375.58           $22,946.30    $19,696.98
3/31/96            $20,790.61           $23,472.98    $20,097.91
4/30/96            $22,450.00           $24,867.98    $21,172.56
5/31/96            $23,382.57           $25,892.88    $22,006.98
6/30/96            $22,441.20           $25,280.79    $21,103.31
7/31/96            $20,262.52           $23,857.32    $19,260.14
8/31/96            $21,491.00           $25,053.03    $20,378.38
9/30/96            $22,723.98           $25,898.67    $21,174.78
10/31/96           $22,027.93           $26,278.46    $20,848.47
11/30/96           $22,427.28           $27,534.68    $21,707.51
12/31/96           $22,507.54           $28,444.66    $22,276.46
1/31/97            $23,020.89           $28,951.72    $22,721.55
2/28/97            $21,702.13           $28,575.51    $22,170.63
3/31/97            $20,387.88           $27,953.95    $21,124.49
4/30/97            $20,217.71           $27,692.24    $21,183.64
5/31/97            $22,748.48           $30,701.91    $23,540.31
6/30/97            $23,854.27           $32,141.32    $24,549.13
7/31/97            $25,230.93           $33,982.22    $25,691.44
8/31/97            $25,519.74           $34,693.28    $26,279.30
9/30/97            $27,491.45           $36,760.32    $28,202.77
10/31/97           $26,106.34           $35,602.78    $26,963.86
11/30/97           $25,624.36           $35,470.49    $26,789.46
12/31/97           $25,887.63           $35,837.33    $27,258.36
1/31/98            $25,389.34           $35,048.22    $26,827.67
2/28/98            $27,437.15           $37,531.04    $28,811.39
3/31/98            $28,662.28           $39,205.50    $29,999.65
4/30/98            $28,782.08           $39,032.28    $30,165.64
5/31/98            $27,195.86           $37,357.82    $28,541.01
6/30/98            $27,556.22           $36,876.65    $28,601.05
7/31/98            $25,635.11           $34,490.06    $26,285.68
8/31/98            $20,547.93           $28,581.33    $21,181.53
9/30/98            $21,660.53           $30,024.83    $22,839.15
10/31/98           $22,544.61           $31,603.06    $23,770.54
11/30/98           $23,860.75           $33,393.00    $25,015.93
12/31/98           $25,666.34           $35,450.46    $26,563.96
1/31/99            $25,885.17           $33,789.33    $26,916.97
2/28/99            $23,818.41           $31,405.12    $24,736.83
3/31/99            $24,454.17           $31,424.66    $25,123.02
4/30/99            $25,870.07           $33,984.75    $27,374.04
5/31/99            $26,247.77           $34,668.75    $27,773.70
6/30/99            $28,085.11           $36,271.25    $29,029.08
7/31/99            $27,815.50           $35,821.77    $28,233.68
8/31/99            $27,256.40           $34,629.66    $27,189.03
9/30/99            $27,460.83           $33,867.50    $27,194.47

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional Class of shares is May 13, 1991. Since Lipper and Russell 2000 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception dates of the Retail and Admin Classes of shares are December 31, 1996 and January 2, 1998, respectively.
 (b):The Lipper Small Cap Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small cap funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c):Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), respresenting approximately 8% of the Russell 3000 total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would be lower, due to the higher fees paid by the Retail and Admin Classes of shares.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES WORLDWIDE FUND
-------------------------------------------------------
[PHOTO]  DANIEL J. FUSS
[PHOTO]  E. JOHN DEBEER
[PHOTO]  QUENTIN P. FAULKNER
[PHOTO]  ESWAR MENON
[PHOTO]  JOHN TRIBOLET
[PHOTO]  ALEXANDER MUROMCEW

KEY FUND FACTS
OBJECTIVE: High total investment return
STRATEGY: Invests in U.S. and foreign equity and debt securities
FUND INCEPTION DATE: 5/1/96
COMMENCEMENT OF OPERATIONS OF CLASS:
Institutional - 5/1/96,
Retail - 1/2/97
EXPENSE RATIO:
Institutional - 1.00%,
Retail - 1.25%
TOTAL NET ASSETS (ALL CLASSES):
$6.4 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional and Retail classes of the Worldwide Fund returned 27.82% and 27.59%, respectively, compared to the -1.62% return for the Lehman Brothers Government/Corporate Bond Index and the 27.80% return for the Standard & Poor's 500 Index. The average global flexible fund, as measured by Lipper Analytical Services, posted a total return of 18.55% for the same period.

PORTFOLIO REVIEW
Overall, the Fund's strong fiscal-year return was aided by solid performance in U.S. stocks and U.S. bonds. The Fund's foreign equities offered satisfactory performance throughout the year. Each of the Fund's main portfolio components outperformed its respective index during the year. The Fund's U.S. equity holdings outperformed the S&P 500 Index; its foreign equities outpaced the EAFE Index; and its U.S. bond holdings surpassed the Lehman Brothers Government/Corporate Bond Index.

The big story was in foreign bonds. The Fund's foreign bond component offered a return of 51.44% for the 12-month period ended September 30, 1999, compared to 0.48% for the Salomon World Global Bond Index. The extremely good results from foreign bonds were due largely to selective purchases we made in the fall of 1998, when the hedge fund debacle generated attractive opportunities in Asian emerging markets.

PORTFOLIO POSITIONING
Clearly, the major imponderable for investors is whether the pattern of recent years--the U.S. booming while the rest of the world remains weak--will continue or whether a sustained recovery is underway outside the U.S. We believe that the economies of Europe and Asia are in the early stages of growth, and we continue to invest a significant portion of the portfolio outside the U.S. We see nothing wrong with the U.S., but it is likely that corporate earnings can grow faster and easier outside the U.S. and that credits can improve more quickly. We also believe that the euro is substantially undervalued.

/s/ DANIEL J. FUSS    Daniel J. Fuss

/s/ E. JOHN DEBEER    E. John deBeer

/s/ QUENTIN P. FAULKNER    Quentin P. Faulkner

/s/ ESWAR MENON    Eswar Menon

/s/ JOHN TRIBOLET    John Tribolet

/s/ ALEXANDER MUROMCEW    Alexander Muromcew

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                              SINCE
                                          1 YEAR  3 YEARS  INCEPTION(A)
-----------------------------------------------------------------------
  Loomis Sayles Worldwide Fund
    (Institutional)                       27.82    7.61        7.70
  Loomis Sayles Worldwide Fund (Retail)   27.59    7.31        5.92
  Lipper Global Flexible Portfolio Funds
    Index(b)                              22.21    11.94      11.42
  S&P 500 Index(c)                        27.80    25.09      23.61

CUMULATIVE PERFORMANCE - MAY 31, 1996 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(THOUSANDS)  LIPPER GLOBAL FLEX    LOOMIS SAYLES    S & P 500 INDEX
              PORTFOLIO INDEX    WORLDWIDE FUND(D)
5/31/96              $10,000.00         $10,000.00       $10,000.00
6/30/96              $10,041.43         $10,029.73       $10,038.12
7/31/96               $9,796.48          $9,692.76        $9,594.88
8/31/96               $9,941.01          $9,930.62        $9,797.57
9/30/96              $10,219.99         $10,247.77       $10,348.51
10/31/96             $10,345.97         $10,445.99       $10,633.82
11/30/96             $10,786.39         $10,951.44       $11,436.90
12/31/96             $10,801.68         $10,826.46       $11,210.34
1/31/97              $11,001.66         $10,826.46       $11,910.33
2/28/97              $11,065.17         $10,846.83       $12,003.84
3/31/97              $10,884.31         $10,826.46       $11,511.54
4/30/97              $10,990.74         $10,928.31       $12,198.15
5/31/97              $11,452.85         $11,244.04       $12,943.92
6/30/97              $11,773.70         $11,376.44       $13,519.36
7/31/97              $12,257.89         $11,985.34       $14,594.81
8/31/97              $11,906.15         $11,697.77       $13,777.79
9/30/97              $12,413.46         $12,160.24       $14,531.93
10/31/97             $11,973.30         $11,461.26       $14,047.15
11/30/97             $12,010.56         $11,471.54       $14,696.89
12/31/97             $12,113.59         $11,206.81       $14,949.11
1/31/98              $12,143.16         $11,547.79       $15,114.29
2/28/98              $12,690.65         $12,252.48       $16,203.77
3/31/98              $13,116.50         $12,366.14       $17,032.87
4/30/98              $13,232.19         $12,207.02       $17,207.29
5/31/98              $13,118.87         $11,684.19       $16,911.93
6/30/98              $13,108.59         $11,195.45       $17,598.38
7/31/98              $12,980.42         $11,195.45       $17,412.39
8/31/98              $11,544.17         $10,002.03       $14,896.71
9/30/98              $11,728.96          $9,990.66       $15,851.83
10/31/98             $12,341.40         $10,706.71       $17,139.24
11/30/98             $12,894.00         $11,343.20       $18,177.59
12/31/98             $13,202.73         $11,540.69       $19,224.38
1/31/99              $13,359.50         $11,702.19       $20,027.98
2/28/99              $13,034.60         $11,478.58       $19,405.62
3/31/99              $13,459.03         $11,838.84       $20,181.81
4/30/99              $14,181.78         $12,335.75       $20,962.85
5/31/99              $13,956.29         $12,397.86       $20,468.12
6/30/99              $14,474.07         $12,683.58       $21,606.15
7/31/99              $14,463.94         $12,919.61       $20,929.88
8/31/99              $14,413.31         $12,869.92       $20,827.32
9/30/99              $14,334.04         $12,770.54       $20,256.65

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional Class of shares is May 1, 1996. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1996. Inception date of the Retail Class of shares is December 31, 1996.
 (b):The Lipper Global Flexible Portfolio Funds Index is an equally weighted index of typically the 10 largest mutual funds within the global flexible funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c):S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- 98.8% OF NET ASSETS
ADVERTISING -- 1.9%
  Omnicom Group, Inc....................       3,400  $    269,238
                                                      ------------
BROADCASTING -- 5.6%
  Cox Radio, Inc. *.....................       4,200       249,900
  Hispanic Broadcasting Corp. *.........       3,500       266,438
  Univision Communications, Inc.
    Class A *...........................       3,700       301,087
                                                      ------------
                                                           817,425
                                                      ------------
BUSINESS SERVICES -- 4.7%
  Ariba, Inc. *.........................       1,000       144,500
  Exodus Communications, Inc. *.........       2,800       201,775
  Expeditors International of
    Washington, Inc.....................       8,200       263,169
  PSINet, Inc. *........................       1,900        68,340
                                                      ------------
                                                           677,784
                                                      ------------
COMMUNICATIONS EQUIPMENT -- 12.8%
  Brocade Communications Systems, Inc.
    *...................................         700       147,000
  E-Tek Dynamics, Inc. *................       4,600       249,550
  Foundry Networks, Inc. *..............       1,200       151,200
  JDS Uniphase Corp. *..................       2,800       318,675
  Juniper Networks, Inc. *..............       1,300       236,681
  QUALCOMM, Inc. *......................         900       170,269
  RF Micro Devices, Inc. *..............       6,600       301,950
  SDL, Inc. *...........................       3,700       282,356
                                                      ------------
                                                         1,857,681
                                                      ------------
COMPUTER SOFTWARE & SERVICES -- 15.8%
  BEA Systems, Inc. *...................       6,800       240,125
  Citrix Systems, Inc. *................       2,400       148,650
  DoubleClick, Inc. *...................       1,300       154,862
  HomeStore.com, Inc. *.................       2,700       112,556
  Inktomi Corp. *.......................       1,200       144,038
  Peregrine Systems, Inc. *.............       8,200       334,150
  Phone.com, Inc. *.....................       1,000       151,500
  Portal Software, Inc. *...............       2,700       104,625
  RealNetworks, Inc. *..................       1,600       167,300
  Red Hat, Inc. *.......................       2,500       240,000
  VeriSign, Inc. *......................       1,500       159,750
  Veritas Software Corp. *..............       2,000       151,875
  Vignette Corp. *......................       2,000       181,000
                                                      ------------
                                                         2,290,431
                                                      ------------
ELECTRONICS -- 18.9%
  Applied Micro Circuits Corp. *........       5,500       313,500
  Broadcom Corp. Class A *..............       2,000       218,000
  Conexant Systems, Inc. *..............       4,100       297,891
  KLA-Tencor Corp. *....................       3,500       227,500
  Maxim Integrated Products, Inc. *.....       3,800       239,756
  PMC Sierra, Inc. *....................       3,600       333,000

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
ELECTRONICS -- CONTINUED
  QLogic Corp. *........................       4,000  $    279,250
  Solectron Corp. *.....................       3,700       265,706
  Vitesse Semiconductor Corp. *.........       3,600       307,350
  Xilinx, Inc. *........................       3,900       255,572
                                                      ------------
                                                         2,737,525
                                                      ------------
FINANCIAL SERVICES -- 1.3%
  Capital One Financial Corp............       3,700       144,300
  Charles Schwab Corp...................       1,500        50,531
                                                      ------------
                                                           194,831
                                                      ------------
GAMING -- 2.2%
  Harrah's Entertainment, Inc. *........       5,600       155,400
  Park Place Entertainment Corp. *......      12,500       156,250
                                                      ------------
                                                           311,650
                                                      ------------
HEALTH CARE -- BIOTECHNOLOGY -- 6.5%
  Affymetrix, Inc. *....................       1,300       127,969
  Biogen, Inc. *........................       3,400       267,962
  Human Genome Sciences, Inc. *.........       1,900       140,125
  IDEC Pharmaceuticals Corp. *..........       1,200       112,838
  MedImmune, Inc. *.....................       2,900       289,003
                                                      ------------
                                                           937,897
                                                      ------------
HEALTH CARE -- PRODUCTS -- 5.6%
  MiniMed, Inc. *.......................       3,300       324,225
  QLT Phototherapeutics, Inc. *.........       3,700       282,819
  VISX, Inc. *..........................       2,600       205,644
                                                      ------------
                                                           812,688
                                                      ------------
HEALTH CARE -- SERVICES -- 3.3%
  Express Scripts, Inc. Class A *.......       3,700       289,525
  MedQuist, Inc. *......................       5,600       187,250
                                                      ------------
                                                           476,775
                                                      ------------
INSURANCE -- 1.5%
  AFLAC, Inc............................       5,200       217,750
                                                      ------------
LEISURE -- 1.3%
  Harley-Davidson, Inc..................       3,700       185,231
                                                      ------------
OIL & GAS DRILLING EQUIPMENT -- 5.9%
  BJ Services Co. *.....................       8,900       283,131
  Ensco International, Inc..............      12,500       225,781
  Nabors Industries, Inc. *.............       5,300       132,500
  Noble Drilling Corp. *................       9,400       205,625
                                                      ------------
                                                           847,037
                                                      ------------
PACKAGING -- 1.5%
  Sealed Air Corp. *....................       4,200       215,513
                                                      ------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
RETAIL -- GENERAL -- 0.7%
  Kohl's Corp. *........................       1,600  $    105,800
                                                      ------------
RETAIL -- SPECIALTY -- 3.1%
  eToys, Inc. *.........................       2,400       159,750
  Tiffany & Co..........................       4,800       287,700
                                                      ------------
                                                           447,450
                                                      ------------
TELECOMMUNICATIONS -- 1.4%
  Metromedia Fiber Network, Inc.
    Class A *...........................       4,300       105,350
  Teligent, Inc. Class A *..............       2,100       104,344
                                                      ------------
                                                           209,694
                                                      ------------
UTILITIES -- 4.8%
  Calpine Corp. *.......................       3,100       263,694
  Montana Power Co......................       7,400       225,237
  Potomac Electric Power Co.............       8,000       203,500
                                                      ------------
                                                           692,431
                                                      ------------
  TOTAL COMMON STOCKS
    (Identified Cost $11,429,915).......                14,304,831
                                                      ------------

                                             FACE
                                            AMOUNT
------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.6% OF NET ASSETS
  Repurchase Agreement with State Street
    Bank and Trust Co., dated 9/30/99 at
    4.250% to be repurchased at $381,045
    on 10/01/99 collateralized by
    $310,000 U.S. Treasury Bond, 8.875%
    due 2/15/19 with a value of
    $392,586............................  $  381,000       381,000
                                                      ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $381,000)..........                   381,000
                                                      ------------
TOTAL INVESTMENTS -- 101.4%
  (IDENTIFIED COST $11,810,915) @.......                14,685,831
  Liabilities, Less Cash and Other
    Assets -- (1.4%)....................                  (202,123)
                                                      ------------
NET ASSETS -- 100%......................              $ 14,483,708
                                                      ============

  !  See Note 1.
  *  Non-income producing security.
  @ At September 30, 1999, the net unrealized appreciation on investments based on cost of $11,817,905 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,283,322 and $415,396, respectively, resulting in net unrealized appreciation of $2,867,926.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES CORE VALUE FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- 97.3% OF NET ASSETS
AEROSPACE/DEFENSE -- 0.9%
  Northrop Grumman Corp.................       9,000  $    572,063
                                                      ------------
AUTO & RELATED -- 3.0%
  Dana Corp.............................      19,700       731,362
  General Motors Corp...................      20,000     1,258,750
                                                      ------------
                                                         1,990,112
                                                      ------------
BANKS/SAVINGS & LOANS -- 8.9%
  Bank One Corp.........................      21,084       733,987
  Chase Manhattan Corp..................      17,624     1,328,409
  Comerica, Inc.........................      10,700       541,688
  Fleet Financial Group, Inc............      45,000     1,648,125
  PNC Bank Corp.........................      33,000     1,738,687
                                                      ------------
                                                         5,990,896
                                                      ------------
BEVERAGES -- 0.9%
  Anheuser-Busch Cos., Inc..............       8,900       623,556
                                                      ------------
BROADCASTING -- 1.0%
  MediaOne Group, Inc. *................      10,100       689,956
                                                      ------------
BUILDING & CONSTRUCTION -- 1.1%
  Koninklijke (Royal) Philips
    Electronics NV ADR..................       7,100       717,100
                                                      ------------
CHEMICALS -- MAJOR -- 3.4%
  Dow Chemical Co.......................       6,500       738,562
  Praxair, Inc..........................      19,000       874,000
  Rohm & Haas Co........................      18,800       679,150
                                                      ------------
                                                         2,291,712
                                                      ------------
CHEMICALS -- SPECIALTY -- 0.3%
  E.I. du Pont DeNemours & Co...........       3,443       209,593
                                                      ------------
COMMERCIAL SERVICES -- 0.8%
  Viad Corp.............................      18,300       539,850
                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.8%
  Harris Corp...........................      20,100       555,263
                                                      ------------
COMPUTER HARDWARE -- 2.1%
  Compaq Computer Corp..................      30,400       697,300
  International Business Machines
    Corp................................       6,100       740,387
                                                      ------------
                                                         1,437,687
                                                      ------------
DATA PROCESSING SERVICES -- 1.7%
  Dun & Bradstreet Corp.................      14,200       424,225
  First Data Corp.......................      16,000       702,000
                                                      ------------
                                                         1,126,225
                                                      ------------
ELECTRONICS -- 4.7%
  Emerson Electric Co...................      12,100       764,569
  Intel Corp............................       8,400       624,225
  Litton Industries, Inc. *.............      14,500       793,875

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES CORE VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
ELECTRONICS -- CONTINUED
  Raytheon Co. Class B..................      20,400  $  1,012,350
                                                      ------------
                                                         3,195,019
                                                      ------------
ENTERTAINMENT -- 2.1%
  Time Warner, Inc......................      11,800       716,850
  Walt Disney Co........................      26,300       680,512
                                                      ------------
                                                         1,397,362
                                                      ------------
FINANCIAL SERVICES -- 6.5%
  American Express Co...................       5,900       794,287
  CIT Group, Inc. Class A...............      24,300       499,669
  Citigroup, Inc........................      24,500     1,078,000
  Finova Group, Inc.....................      22,024       803,876
  KeyCorp...............................      47,200     1,218,350
                                                      ------------
                                                         4,394,182
                                                      ------------
FOOD -- PACKAGED & MISCELLANEOUS -- 1.6%
  Sara Lee Corp.........................      45,100     1,057,031
                                                      ------------
FOREST & PAPER PRODUCTS -- 1.6%
  Georgia-Pacific Corp. (Timber
    Group)..............................      22,100       505,537
  Willamette Industries, Inc............      13,400       577,875
                                                      ------------
                                                         1,083,412
                                                      ------------
GOVERNMENT AGENCIES -- 1.6%
  Federal National Mortgage
    Association.........................      17,400     1,090,762
                                                      ------------
HEALTH CARE -- DRUGS -- 3.4%
  Bristol Myers Squibb Co...............      17,000     1,147,500
  Merck & Co., Inc......................      17,400     1,127,737
                                                      ------------
                                                         2,275,237
                                                      ------------
HEALTH CARE -- SERVICES -- 1.5%
  Tenet Healthcare Corp. *..............      59,000     1,036,188
                                                      ------------
HOME PRODUCTS -- 1.3%
  Newell Rubbermaid, Inc................      12,200       348,463
  Premark International, Inc............      10,700       540,350
                                                      ------------
                                                           888,813
                                                      ------------
HOUSING & BUILDING MATERIALS -- 1.0%
  Black & Decker Corp...................      14,000       639,625
                                                      ------------
IMAGING -- 1.4%
  Xerox Corp............................      22,900       960,369
                                                      ------------
INSURANCE -- 3.3%
  Ace Ltd...............................      53,650       908,697
  Allstate Corp.........................      27,096       675,706
  Reliastar Financial Corp..............      19,300       641,725
                                                      ------------
                                                         2,226,128
                                                      ------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES CORE VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
LEISURE -- 1.5%
  Hasbro, Inc...........................      45,750  $    980,766
                                                      ------------
MACHINERY -- 1.1%
  Caterpillar, Inc......................      13,600       745,450
                                                      ------------
MANUFACTURING -- 3.7%
  Eaton Corp............................      16,000     1,381,000
  Owens-Illinois, Inc. *................      28,500       564,656
  Tenneco, Inc..........................      30,200       513,400
                                                      ------------
                                                         2,459,056
                                                      ------------
METALS -- 0.5%
  Alcoa, Inc............................       5,800       359,963
                                                      ------------
NATURAL GAS -- 1.0%
  Columbia Energy Group.................      12,600       697,725
                                                      ------------
OIL & GAS DRILLING EQUIPMENT -- 1.4%
  Cooper Cameron Corp. *................       7,500       283,125
  Transocean Offshore, Inc..............      21,300       652,313
                                                      ------------
                                                           935,438
                                                      ------------
OIL & GAS -- MAJOR INTEGRATED -- 10.9%
  BP Amoco Plc ADR......................       6,600       731,363
  Conoco, Inc...........................      31,400       871,350
  Conoco, Inc. Class B..................       7,248       198,414
  Consolidated Natural Gas Co...........      13,800       860,775
  Exxon Corp............................      30,200     2,293,312
  Texaco, Inc...........................      19,100     1,205,687
  USX Marathon Group....................      39,400     1,152,450
                                                      ------------
                                                         7,313,351
                                                      ------------
PERSONAL CARE -- 2.0%
  Kimberly Clark Corp...................      26,000     1,365,000
                                                      ------------
RESTAURANTS -- 0.5%
  McDonald's Corp.......................       8,600       369,800
                                                      ------------
RETAIL -- FOOD & DRUG -- 1.0%
  Kroger Co. *..........................      29,200       644,225
                                                      ------------
RETAIL -- GENERAL -- 1.4%
  Federated Department Stores, Inc. *...      21,000       917,438
                                                      ------------
SECURITIES -- 2.1%
  Bear Stearns Cos., Inc................      15,005       576,755
  Morgan Stanley Dean Witter & Co.......       9,600       856,200
                                                      ------------
                                                         1,432,955
                                                      ------------
TELECOMMUNICATIONS -- 11.2%
  Ameritech Corp........................      30,000     2,015,625
  AT&T Corp.............................      21,000       913,500
  BellSouth Corp........................      42,000     1,890,000

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES CORE VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
TELECOMMUNICATIONS -- CONTINUED
  GTE Corp..............................      25,900  $  1,991,062
  MCI WorldCom, Inc. *..................       9,900       711,563
                                                      ------------
                                                         7,521,750
                                                      ------------
TOBACCO -- 1.1%
  Philip Morris Cos., Inc...............      22,500       769,219
                                                      ------------
UTILITIES -- ELECTRIC -- 3.0%
  Texas Utilities Co....................      26,600       992,513
  Unicom Corp...........................      28,300     1,045,331
                                                      ------------
                                                         2,037,844
                                                      ------------
  TOTAL COMMON STOCKS
    (Identified Cost $63,010,525).......                65,538,121
                                                      ------------

                                             FACE
                                            AMOUNT
------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.6% OF NET ASSETS
  Associates Corp. of North America,
    5.480%, 10/01/99....................  $2,428,373     2,428,373
                                                      ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $2,428,373)........                 2,428,373
                                                      ------------
TOTAL INVESTMENTS -- 100.9%
  (IDENTIFIED COST $65,438,898) @.......                67,966,494
  Liabilities, Less Cash and Other
    Assets -- (0.9%)....................                  (635,972)
                                                      ------------
NET ASSETS -- 100%......................              $ 67,330,522
                                                      ============

  !  See Note 1.
  *  Non-income producing security.
  @ At September 30, 1999, the net unrealized appreciation on investments based on cost of $65,439,583 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,975,834 and $4,448,923, respectively, resulting in net unrealized appreciation of $2,526,911.

KEY TO ABBREVIATIONS:

ADR:  American Depositary Receipt

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- 99.8% OF NET ASSETS
ADVERTISING -- 2.1%
  Omnicom Group, Inc....................       7,600  $    601,825
                                                      ------------
BROADCASTING -- 5.2%
  CBS Corp. *...........................      12,600       582,750
  Clear Channel Communications, Inc.
    *...................................       6,000       479,250
  Comcast Corp. Class A.................      10,900       434,637
                                                      ------------
                                                         1,496,637
                                                      ------------
COMMUNICATIONS EQUIPMENT -- 3.6%
  Lucent Technologies, Inc..............       9,300       603,338
  Motorola, Inc.........................       5,100       448,800
                                                      ------------
                                                         1,052,138
                                                      ------------
COMPUTER HARDWARE -- 12.4%
  Cisco Systems, Inc. *.................      15,300     1,049,006
  Dell Computer Corp. *.................      17,000       710,813
  EMC Corp. *...........................       9,600       685,800
  International Business Machines
    Corp................................       2,400       291,300
  Lexmark International Group, Inc.
    Class A *...........................       5,500       442,750
  Sun Microsystems, Inc. *..............       4,300       399,900
                                                      ------------
                                                         3,579,569
                                                      ------------
COMPUTER SOFTWARE & SERVICES -- 5.9%
  Microsoft Corp. *.....................       8,300       751,669
  Oracle Corp. *........................      11,300       514,150
  VeriSign, Inc. *......................       4,100       436,650
                                                      ------------
                                                         1,702,469
                                                      ------------
DIVERSIFIED OPERATIONS -- 2.6%
  General Electric Co...................       6,400       758,800
                                                      ------------
ELECTRONICS -- 11.0%
  Applied Materials, Inc. *.............       9,400       730,263
  Intel Corp............................      11,400       847,162
  Solectron Corp. *.....................      11,800       847,387
  Texas Instruments, Inc................       9,100       748,475
                                                      ------------
                                                         3,173,287
                                                      ------------
ENTERTAINMENT -- 2.2%
  Time Warner, Inc......................      10,300       625,725
                                                      ------------
FINANCIAL SERVICES -- 8.9%
  American Express Co...................       5,300       713,513
  Citigroup, Inc........................      17,100       752,400
  Concord EFS, Inc. *...................      28,200       581,625
  Merrill Lynch & Co., Inc..............       7,900       530,781
                                                      ------------
                                                         2,578,319
                                                      ------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
HEALTH CARE -- BIOTECHNOLOGY -- 2.0%
  Biogen, Inc. *........................       2,300  $    181,269
  MedImmune, Inc. *.....................       4,000       398,625
                                                      ------------
                                                           579,894
                                                      ------------
HEALTH CARE -- DRUGS -- 4.7%
  Bristol Myers Squibb Co...............      14,500       978,750
  Schering-Plough Corp..................       8,400       366,450
                                                      ------------
                                                         1,345,200
                                                      ------------
HEALTH CARE -- MEDICAL TECHNOLOGY --
  7.3%
  Guidant Corp..........................      13,400       718,575
  PE Corp.-PE Biosystems Group..........       9,000       650,250
  Stryker Corp..........................      14,700       751,537
                                                      ------------
                                                         2,120,362
                                                      ------------
HOME PRODUCTS -- 3.1%
  Procter & Gamble Co...................       9,600       900,000
                                                      ------------
INSURANCE -- 3.2%
  American International Group, Inc.....      10,533       915,713
                                                      ------------
MANUFACTURING -- 3.9%
  Danaher Corp..........................       6,600       347,737
  Tyco International Ltd................       7,400       764,050
                                                      ------------
                                                         1,111,787
                                                      ------------
MULTI-INDUSTRY -- 1.5%
  United Technologies Corp..............       7,300       432,981
                                                      ------------
OIL & GAS DRILLING EQUIPMENT -- 3.2%
  Rowan Cos., Inc. *....................      26,200       425,750
  Schlumberger Ltd......................       8,200       510,963
                                                      ------------
                                                           936,713
                                                      ------------
OIL & GAS EXPLORATION -- 2.3%
  Anadarko Petroleum Corp...............      22,000       672,375
                                                      ------------
PACKAGING -- 1.5%
  Sealed Air Corp. *....................       8,500       436,156
                                                      ------------
RESTAURANTS -- 2.9%
  McDonald's Corp.......................      19,600       842,800
                                                      ------------
RETAIL -- FOOD & DRUG -- 2.9%
  CVS Corp..............................      20,400       832,575
                                                      ------------
RETAIL -- SPECIALTY -- 3.1%
  Tandy Corp............................      17,200       889,025
                                                      ------------
TELECOMMUNICATIONS -- 4.3%
  MCI WorldCom, Inc. *..................       9,000       646,875

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
TELECOMMUNICATIONS -- CONTINUED
  Sprint Corp. (PCS Group) *............       8,100  $    603,956
                                                      ------------
                                                         1,250,831
                                                      ------------
  TOTAL COMMON STOCKS
    (Identified Cost $25,539,925).......                28,835,181
                                                      ------------
TOTAL INVESTMENTS -- 99.8%
  (IDENTIFIED COST $25,539,925) @.......                28,835,181
  Cash and Other Assets, Less
    Liabilities -- 0.2%.................                    48,545
                                                      ------------
NET ASSETS -- 100%......................              $ 28,883,726
                                                      ============

  !  See Note 1.
  *  Non-income producing security.
  @ At September 30, 1999, the net unrealized appreciation on investments based on cost of $25,539,925 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,091,361 and $796,105, respectively, resulting in net unrealized appreciation of $3,295,256.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- 93.9% OF NET ASSETS
AUSTRALIA -- 3.8%
  AAPT Ltd. *...........................     114,000  $    364,403
  Lihir Gold Ltd. *.....................     216,900       237,857
  Solution 6 Holdings Ltd. *............     263,000       939,739
  WMC Ltd...............................     160,000       814,632
  Woodside Petroleum Ltd................     100,000       694,330
                                                      ------------
                                                         3,050,961
                                                      ------------
BRAZIL -- 0.9%
  Telecomunicacoes Brasileiras SA ADR...      10,000       749,375
                                                      ------------
CANADA -- 1.6%
  Nortel Networks Corp..................      24,800     1,265,909
                                                      ------------
FINLAND -- 3.5%
  Nokia Oyj.............................      14,700     1,315,452
  Stora Enso Oyj........................      63,000       834,587
  UPM-Kymmene Oyj.......................      18,000       612,893
                                                      ------------
                                                         2,762,932
                                                      ------------
FRANCE -- 5.5%
  Carrefour SA..........................       4,600       735,663
  Coflexip SA...........................       8,000       747,388
  Etablissements Economiques du Casino
    Guichard-Perrachon SA...............       3,800       436,686
  Renault SA............................      20,000     1,104,483
  St. Gobain SA.........................       3,500       651,730
  Total Fina SA Class B.................       5,400       678,012
                                                      ------------
                                                         4,353,962
                                                      ------------
GERMANY -- 4.1%
  Dresdner Bank AG......................      15,000       705,465
  Mannesmann AG.........................       7,190     1,147,577
  Siemens AG............................       9,500       783,912
  Veba AG...............................      11,100       607,673
                                                      ------------
                                                         3,244,627
                                                      ------------
HONG KONG -- 3.1%
  Dah Sing Financial Group..............     180,000       720,658
  Giordano International Ltd............   1,040,000       823,389
  Pacific Century CyberWorks Ltd. *.....   1,132,000       954,518
                                                      ------------
                                                         2,498,565
                                                      ------------
HUNGARY -- 0.9%
  MATAV RT ADR..........................     130,000       713,837
                                                      ------------
INDIA -- 2.1%
  Gujarat Ambuja Cements Ltd. GDR.......      70,000       866,250
  ICICI Ltd. ADR *......................      66,000       792,000
                                                      ------------
                                                         1,658,250
                                                      ------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS  -- CONTINUED
IRELAND --1.6%
  Ryanair Holdings Plc ADR *............      20,000  $    917,500
  Trintech Group Plc ADR *..............      30,000       393,750
                                                      ------------
                                                         1,311,250
                                                      ------------
ISRAEL -- 0.7%
  Internet Gold *.......................      63,800       534,325
                                                      ------------
ITALY -- 1.8%
  Bipop - Carire Spa....................      15,900       680,119
  Seat-Pagine Gialle Spa................     500,000       729,938
                                                      ------------
                                                         1,410,057
                                                      ------------
JAPAN -- 34.1%
  Aiful Corp............................       6,000     1,019,854
  Doutor Coffee Co. Ltd.................      10,100     1,040,457
  Fujitsu Ltd...........................      49,000     1,523,506
  Fujitsu Support and Service, Inc......       5,800     1,645,814
  Funai Electric Co. Ltd................       3,500     1,294,718
  Hikari Tsushin, Inc...................       1,300       791,347
  Kao Corp..............................      23,000       648,342
  Murata Manufacturing Co. Ltd..........      10,000     1,002,060
  NEC Corp..............................      51,000     1,024,490
  NIDEC Corp............................       4,300       811,435
  Nitori Co.............................      43,000     1,610,789
  NTT Mobile Communications.............          85     1,671,661
  Orix Corp.............................       6,200       760,049
  Ricoh Co. Ltd.........................      41,000       710,339
  Ryohin Keikaku Co. Ltd................       6,000     1,205,282
  Sakura Bank Ltd.......................      70,600       528,938
  Sanwa Bank Ltd........................      35,000       467,082
  Sharp Corp............................      65,000     1,038,490
  Softbank Corp.........................       4,200     1,592,995
  Sony Corp.............................       9,800     1,460,180
  Taiyo Yuden Co. Ltd...................      31,000     1,021,914
  Terumo Corp...........................      26,000       801,086
  Tokyo Electron Ltd....................       9,000       779,641
  Trend Micro, Inc......................       9,000     1,087,282
  World Co. Ltd.........................       7,700       827,833
  Zuken, Inc............................      22,000       842,667
                                                      ------------
                                                        27,208,251
                                                      ------------
MEXICO -- 0.8%
  Grupo Televisa SA ADR *...............      16,000       639,000
                                                      ------------
NETHERLANDS -- 4.9%
  ASM Lithography Holding NV *..........      17,290     1,159,510
  STMicroelectronics NV.................      14,830     1,097,420
  United Pan-Europe Communications NV
    *...................................      17,000     1,049,153

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS  -- CONTINUED
NETHERLANDS -- CONTINUED
  Versatel Telecom International NV ADR
    *...................................      59,500  $    639,625
                                                      ------------
                                                         3,945,708
                                                      ------------
NORWAY -- 1.0%
  Petroleum Geo-Services ADR *..........      42,000       800,625
                                                      ------------
SINGAPORE -- 3.5%
  Datacraft Asia Ltd....................     280,000     1,232,000
  DBS Group Holdings Ltd................      83,736       935,873
  Natsteel Electronics Ltd..............     156,000       582,706
                                                      ------------
                                                         2,750,579
                                                      ------------
SOUTH AFRICA -- 1.5%
  ABSA Group Ltd........................     115,000       450,229
  De Beers Cons Mines ADR...............      28,000       756,000
                                                      ------------
                                                         1,206,229
                                                      ------------
SOUTH KOREA -- 2.6%
  Pohang Iron & Steel Co. Ltd. ADR......      15,000       469,688
  Samsung Electronics...................       9,791     1,585,554
                                                      ------------
                                                         2,055,242
                                                      ------------
SPAIN -- 0.7%
  Sogecable SA *........................      21,800       594,520
                                                      ------------
SWEDEN -- 0.9%
  Telefonaktiebolaget LM Ericsson.......      23,000       713,048
                                                      ------------
SWITZERLAND -- 0.7%
  Adecco SA.............................       1,000       558,403
                                                      ------------
TAIWAN -- 1.0%
  Taiwan Semiconductor Manufacturing Co.
    Ltd. ADR............................      27,060       798,270
                                                      ------------
UNITED KINGDOM -- 12.6%
  ARM Holdings Plc *....................      53,000       824,549
  Billiton Plc..........................     409,000     1,717,008
  British Aerospace Plc.................     110,000       724,372
  BP Amoco Co. Plc......................      66,000     1,206,079
  CMG Plc *.............................      21,100       719,054
  Colt Telecom Group Plc *..............      42,300     1,006,276
  Kingston Communication (Hull) Plc *...     160,000     1,082,606
  Prudential Corp. Plc..................      43,700       672,669
  NTL, Inc. *...........................       7,500       720,703
  Vodafone Group........................      57,000     1,345,183
                                                      ------------
                                                        10,018,499
                                                      ------------
  TOTAL COMMON STOCKS
    (Identified Cost $64,326,454).......                74,842,424
                                                      ------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
PREFERRED STOCKS -- 2.2% OF NET ASSETS
BRAZIL -- 0.0%
  Telemig Celular SA *..................      64,122  $        605
                                                      ------------
GERMANY -- 2.0%
  Porsche AG............................         300       817,190
  SAP AG................................       1,800       806,337
                                                      ------------
                                                         1,623,527
                                                      ------------
THAILAND -- 0.2%
  Siam Commercial Bank Public Co. Ltd.,
    5.25% *.............................     127,000       113,960
                                                      ------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,710,781)........                 1,738,092
                                                      ------------
WARRANTS -- 0.1% OF NET ASSETS
THAILAND -- 0.1%
  Siam Commercial Bank Public Co. Ltd.,
    expiring 5/10/02 *..................     127,000        36,436
                                                      ------------
  TOTAL WARRANTS
    (Identified Cost $0)................                    36,436
                                                      ------------
TOTAL INVESTMENTS -- 96.2%
  (IDENTIFIED COST $66,037,235) @.......                76,616,952
  Cash and Other Assets, Less
    Liabilities -- 3.8%.................                 3,059,566
                                                      ------------
NET ASSETS -- 100%......................              $ 79,676,518
                                                      ============

  !  See Note 1.
  *  Non-income producing security.
  @ At September 30, 1999, the net unrealized appreciation on investments based on cost of $66,257,077 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $12,136,182 and $1,787,269, respectively, resulting in net unrealized appreciation of $10,348,913.

KEY TO ABBREVIATIONS:

ADR:  American Depositary Receipt
GDR:  Global Depositary Receipt

                Ten Largest Sector Holdings at September 30, 1999
                          as a Percentage of Net Assets

Telecommunications                                                17.1%
Electronics                                                       15.7%
Computer Software & Services                                      10.8%
Financial Services                                                 5.3%
Oil & Gas                                                          3.2%
Retail - Specialty                                                 3.1%
Metals                                                             2.7%
Communications Equipment                                           2.5%
Machinery                                                          2.5%
Auto & Related                                                     2.4%

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MID-CAP VALUE FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                           SHARES     VALUE !
---------------------------------------------------------------
COMMON STOCKS -- 90.1% OF NET ASSETS
ADVERTISING -- 1.2%
  True North Communications, Inc........     1,700  $    61,838
                                                    -----------
AEROSPACE/DEFENSE -- 2.5%
  General Dynamics Corp.................     2,100      131,119
                                                    -----------
BANKS/SAVINGS & LOANS -- 6.5%
  AmSouth Bancorp.......................     4,475      104,883
  Colonial BancGroup, Inc...............     1,700       19,019
  Golden State Bancorp, Inc. *..........     2,800       50,225
  SouthTrust Corp.......................     2,500       89,687
  UnionBanCal Corp......................     2,300       83,375
                                                    -----------
                                                        347,189
                                                    -----------
BEVERAGES -- 3.2%
  Adolph Coors Co. Class B..............     2,200      119,075
  Pepsi Bottling Group, Inc.............     2,900       49,481
                                                    -----------
                                                        168,556
                                                    -----------
BUSINESS SERVICES -- 1.0%
  Manpower, Inc.........................     1,800       52,425
                                                    -----------
CHEMICALS -- MAJOR -- 1.3%
  Praxair, Inc..........................     1,500       69,000
                                                    -----------
CHEMICALS -- SPECIALTY -- 5.1%
  CK Witco Corp.........................     4,630       67,424
  Pall Corp.............................     2,900       67,244
  Potash Corp. of Saskatchewan..........     1,300       67,113
  W.R. Grace & Co. *....................     4,200       67,462
                                                    -----------
                                                        269,243
                                                    -----------
COMPUTER HARDWARE -- 3.5%
  Apple Computer, Inc. *................       700       44,319
  Lexmark International Group, Inc.
    Class A *...........................     1,100       88,550
  Quantum Corp..........................     3,700       52,031
                                                    -----------
                                                        184,900
                                                    -----------
COMPUTER SOFTWARE & SERVICES -- 3.6%
  J.D. Edwards & Co. *..................     2,500       51,797
  NOVA Corp. *..........................     2,700       67,500
  Sterling Software, Inc. *.............     3,700       74,000
                                                    -----------
                                                        193,297
                                                    -----------
CONSUMER PRODUCTS -- 1.7%
  Whirlpool Corp........................     1,400       91,438
                                                    -----------
ELECTRONICS -- 6.0%
  Advanced Micro Devices, Inc. *........     1,500       25,781
  C-Cube Microsystems, Inc. *...........     1,300       56,550
  Cypress Semiconductor Corp. *.........     1,000       21,500
  National Semiconductor Corp. *........     1,400       42,700
  SCI Systems, Inc. *...................     1,800       79,988

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MID-CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                           SHARES     VALUE !
---------------------------------------------------------------
COMMON STOCKS  -- CONTINUED
ELECTRONICS -- CONTINUED
  Thomas & Betts Corp...................     1,750  $    89,250
                                                    -----------
                                                        315,769
                                                    -----------
FINANCIAL SERVICES -- 1.8%
  PMI Group, Inc........................     2,350       96,056
                                                    -----------
FOOD -- 0.2%
  SUPERVALU, Inc........................       500       10,906
                                                    -----------
FOOD -- PACKAGED & MISCELLANEOUS -- 2.2%
  Dean Foods Co.........................     2,700      117,619
                                                    -----------
FREIGHT TRANSPORTATION -- 1.2%
  CNF Transportation, Inc...............     1,700       63,325
                                                    -----------
HEALTH CARE -- MEDICAL SUPPLIES -- 1.5%
  St. Jude Medical, Inc. *..............     2,500       78,750
                                                    -----------
HEALTH CARE -- SERVICES -- 4.3%
  AmeriSource Health Corp. Class A *....     3,300       78,169
  Lincare Holdings, Inc. *..............     2,500       66,640
  Tenet Healthcare Corp. *..............     4,800       84,300
                                                    -----------
                                                        229,109
                                                    -----------
LEISURE -- 2.0%
  Royal Caribbean Cruises Ltd...........     2,400      108,000
                                                    -----------
MACHINERY -- 3.6%
  Deere & Co............................     2,700      104,456
  Tecumseh Products Co. Class A.........     1,700       85,213
                                                    -----------
                                                        189,669
                                                    -----------
MANUFACTURING -- 4.0%
  Crane Co..............................     4,000       89,750
  Eaton Corp............................     1,000       86,312
  Owens-Illinois, Inc. *................     1,800       35,663
                                                    -----------
                                                        211,725
                                                    -----------
METALS -- 1.0%
  Bethlehem Steel Corp. *...............     7,300       53,838
                                                    -----------
METALS & MINING -- 0.5%
  Newmont Mining Corp...................     1,000       25,875
                                                    -----------
MINING -- 0.8%
  Barrick Gold Corp.....................     1,900       41,325
                                                    -----------
NATURAL GAS -- 0.8%
  MCN Energy Group, Inc.................     2,500       42,969
                                                    -----------
OIL & GAS DRILLING EQUIPMENT -- 4.4%
  Ensco International, Inc..............     3,700       66,831
  Global Marine, Inc. *.................     4,800       78,900
  Noble Drilling Corp. *................     3,942       86,231
                                                    -----------
                                                        231,962
                                                    -----------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MID-CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                           SHARES     VALUE !
---------------------------------------------------------------
COMMON STOCKS  -- CONTINUED
OIL & GAS -- MAJOR INTEGRATED -- 2.3%
  USX Marathon Group....................     4,100  $   119,925
                                                    -----------
PUBLISHING -- 2.1%
  Knight-Ridder, Inc....................     2,000      109,750
                                                    -----------
REAL ESTATE INVESTMENT TRUSTS -- 2.0%
  Equity Residential Properties Trust...     2,500      105,937
                                                    -----------
RETAIL -- GENERAL -- 1.7%
  Consolidated Stores Corp. *...........     4,000       88,250
                                                    -----------
RETAIL -- SPECIALTY -- 1.7%
  Harcourt General, Inc.................     2,200       91,575
                                                    -----------
SECURITIES -- 1.3%
  Lehman Brothers Holdings, Inc.........     1,200       69,975
                                                    -----------
TELECOMMUNICATIONS -- 6.2%
  ITC DeltaCom, Inc. *..................     2,100       57,750
  IXC Communications, Inc. *............     2,400       94,650
  PanAmSat Corp. *......................     2,900      104,762
  Telephone and Data Systems, Inc.......       800       71,050
                                                    -----------
                                                        328,212
                                                    -----------
TEXTILE & APPAREL -- 1.1%
  Jones Apparel Group, Inc. *...........     2,001       57,529
                                                    -----------
UTILITIES -- 7.8%
  DQE, Inc..............................     2,000       78,250
  Edison International..................     4,600      111,837
  Energy East Corp......................     3,000       71,250
  Niagara Mohawk Holdings, Inc. *.......     5,200       80,275
  Pinnacle West Capital Corp............     2,000       72,750
                                                    -----------
                                                        414,362
                                                    -----------
  TOTAL COMMON STOCKS
    (Identified Cost $4,870,409)........              4,771,417
                                                    -----------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MID-CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            FACE
                                           AMOUNT     VALUE !
---------------------------------------------------------------
SHORT-TERM INVESTMENT -- 13.5% OF NET ASSETS
  Repurchase Agreement with State Street
    Bank and Trust Co., dated 9/30/99 at
    4.250% to be repurchased at $713,084
    on 10/01/99 collateralized by
    $665,000 U.S. Treasury Bond, 11.750%
    due 2/15/01 with a value of
    $727,344............................  $713,000  $   713,000
                                                    -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $713,000)..........                713,000
                                                    -----------
TOTAL INVESTMENTS -- 103.6%
  (IDENTIFIED COST $5,583,409) @........              5,484,417
  Liabilities, Less Cash and Other
    Assets -- (3.6%)....................               (192,026)
                                                    -----------
NET ASSETS -- 100%......................            $ 5,292,391
                                                    ===========

  !  See Note 1.
  *  Non-income producing security.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $5,661,042 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $123,010 and $ 299,635, respectively, resulting in net unrealized depreciation of $176,625.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- 95.3% OF NET ASSETS
BANKS/SAVINGS & LOANS -- 0.5%
  Staten Island Bancorp, Inc............      23,000  $    432,688
                                                      ------------
BROADCASTING -- 6.7%
  Acme Communications, Inc. *...........      27,600       855,600
  Citadel Communications Corp. *........      31,000     1,057,875
  Cumulus Media, Inc. Class A *.........      45,000     1,470,937
  Entercom Communications Corp. *.......      22,000       792,000
  Westwood One, Inc. *..................      22,800     1,028,850
  Young Broadcasting, Inc. Class A *....      11,900       623,263
                                                      ------------
                                                         5,828,525
                                                      ------------
BUSINESS SERVICES -- 13.4%
  Abacus Direct Corp. *.................      13,500     1,645,312
  Commerce One, Inc. *..................       9,600       938,100
  Concentric Network Corp. *............      17,300       351,406
  CyberSource Corp. *...................      11,000       609,125
  Diamond Technology Partners, Inc. *...      23,400     1,050,075
  Luminant Worldwide Corp. *............      29,200       897,900
  NCO Group, Inc. *.....................      33,100     1,555,700
  Profit Recovery Group
    International, Inc. *...............      56,550     2,523,544
  QRS Corp. *...........................      20,900     1,340,213
  Security First Technologies Corp. *...      20,400       793,050
                                                      ------------
                                                        11,704,425
                                                      ------------
COMMUNICATIONS EQUIPMENT -- 9.7%
  Ditech Communications Corp. *.........      10,500       551,250
  Foundry Networks, Inc. *..............       6,900       869,400
  Gadzoox Networks, Inc. *..............      10,100       544,137
  Harmonic, Inc. *......................       6,700       876,444
  JDS Uniphase Corp. *..................       7,500       853,594
  Optical Coating Laboratory, Inc.......      19,700     1,813,631
  Powerwave Technologies, Inc. *........      27,900     1,345,303
  SDL, Inc. *...........................      20,850     1,591,116
                                                      ------------
                                                         8,444,875
                                                      ------------
COMPUTER SOFTWARE & SERVICES -- 16.3%
  Advent Software, Inc. *...............      22,875     1,423,969
  Clarify, Inc. *.......................      32,050     1,612,516
  Dendrite International, Inc. *........      35,450     1,675,012
  E.piphany, Inc. *.....................      13,200       643,500
  Genesys Telecommunications
    Laboratory, Inc. *..................      58,300     2,663,581
  Inktomi Corp. *.......................       7,200       864,225
  Macromedia, Inc. *....................      30,000     1,226,250
  Mercury Interactive Corp. *...........      34,200     2,208,037
  Packeteer, Inc. *.....................      25,000       851,563
  VeriSign, Inc. *......................       9,600     1,022,400
                                                      ------------
                                                        14,191,053
                                                      ------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
ELECTRONICS -- 15.9%
  Advanced Energy Industries, Inc. *....      29,200  $    901,550
  Applied Micro Circuits Corp. *........      33,700     1,920,900
  Cree Research, Inc. *.................      41,000     1,391,437
  Emulex Corp. *........................      22,600     1,940,775
  HI/FN Inc. *..........................      12,400     1,367,100
  PMC Sierra, Inc. *....................      16,600     1,535,500
  Power Integrations, Inc. *............      22,700     1,571,975
  Sawtek, Inc. *........................      50,800     1,778,000
  TranSwitch Corp. *....................      26,050     1,484,850
                                                      ------------
                                                        13,892,087
                                                      ------------
ENTERTAINMENT -- 0.9%
  Sportsline USA, Inc. *................      25,800       762,713
                                                      ------------
FINANCIAL SERVICES -- 1.1%
  Metris Companies, Inc.................      34,000     1,000,875
                                                      ------------
HEALTH CARE -- BIOTECHNOLOGY -- 7.2%
  Abgenix, Inc. *.......................      24,850       973,809
  Alkermes, Inc. *......................      27,900       803,869
  BioMarin Pharmaceutical, Inc. *.......      23,600       410,050
  COR Therapeutics, Inc. *..............      32,900       625,100
  Enzon, Inc. *.........................      16,100       491,050
  ICOS Corp. *..........................      15,700       463,150
  IDEC Pharmaceuticals Corp. *..........       5,900       554,784
  MedImmune, Inc. *.....................      10,000       996,563
  Pharmacyclics, Inc. *.................      24,450       999,394
                                                      ------------
                                                         6,317,769
                                                      ------------
HEALTH CARE -- PRODUCTS -- 4.2%
  Cyberonics, Inc. *....................      41,400       740,025
  MiniMed, Inc. *.......................      18,000     1,768,500
  Xomed Surgical Products, Inc. *.......      19,950     1,137,150
                                                      ------------
                                                         3,645,675
                                                      ------------
HEALTH CARE -- SERVICES -- 2.3%
  MedQuist, Inc. *......................      41,200     1,377,625
  TLC The Laser Center, Inc. *..........      25,700       632,862
                                                      ------------
                                                         2,010,487
                                                      ------------
INSURANCE -- 0.9%
  Annuity and Life Re (Holdings) Ltd....      30,000       746,250
                                                      ------------
OIL & GAS DRILLING EQUIPMENT -- 4.6%
  Atwood Oceanics, Inc. *...............      42,400     1,295,850
  Marine Drilling Cos., Inc. *..........      98,600     1,559,113
  Patterson Energy, Inc. *..............      76,700     1,164,881
                                                      ------------
                                                         4,019,844
                                                      ------------

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-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
OIL & GAS EXPLORATION -- 1.6%
  Stone Energy Corp. *..................      28,300  $  1,439,762
                                                      ------------
RETAIL -- FOOD & DRUG -- 1.3%
  Drugstore.com, Inc. *.................       7,600       275,500
  Wild Oats Markets, Inc. *.............      21,400       845,300
                                                      ------------
                                                         1,120,800
                                                      ------------
RETAIL -- SPECIALTY -- 5.7%
  AnnTaylor Stores Corp. *..............      21,150       864,506
  Cost Plus, Inc. *.....................      32,850     1,593,225
  Linens 'n Things, Inc. *..............      20,000       675,000
  Pacific Sunwear of California *.......      64,050     1,795,402
                                                      ------------
                                                         4,928,133
                                                      ------------
TELECOMMUNICATIONS -- 3.0%
  CapRock Communications Corp. *........      33,000       767,250
  ITC DeltaCom, Inc. *..................      47,200     1,298,000
  Metromedia Fiber Network, Inc.
    Class A *...........................      22,800       558,600
                                                      ------------
                                                         2,623,850
                                                      ------------
  TOTAL COMMON STOCKS
    (Identified Cost $60,395,561).......                83,109,811
                                                      ------------

                                             FACE
                                            AMOUNT
------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 7.4% OF NET ASSETS
  Repurchase Agreement with State Street
    Bank and Trust Co., dated 9/30/99 at
    4.250% to be repurchased at
    $6,429,759 on 10/01/99
    collateralized by $5,180,000 U.S.
    Treasury Bond, 8.875% due 2/15/19
    with a value of $6,559,983..........  $6,429,000     6,429,000
                                                      ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $6,429,000)........                 6,429,000
                                                      ------------
TOTAL INVESTMENTS -- 102.7%
  (IDENTIFIED COST $66,824,561) @.......                89,538,811
  LIABILITIES, LESS CASH AND OTHER
    ASSETS -- (2.7%)....................                (2,374,076)
                                                      ------------
NET ASSETS -- 100%......................              $ 87,164,735
                                                      ============

  !  See Note 1.
  *  Non-income producing security.
  @ At September 30, 1999, the net unrealized appreciation on investments based on cost of $66,854,974 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $24,181,823 and $1,497,986, respectively, resulting in net unrealized appreciation of $22,683,837.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES        VALUE !
--------------------------------------------------------------------
COMMON STOCKS -- 92.5% OF NET ASSETS
ADVERTISING -- 1.6%
  ADVO, Inc. *..........................       91,100  $   1,816,306
  R.H. Donnelley Corp...................      222,400      4,142,200
                                                       -------------
                                                           5,958,506
                                                       -------------
AEROSPACE/DEFENSE -- 3.0%
  AAR Corp..............................       64,800      1,166,400
  Alliant Techsystems, Inc. *...........       33,900      2,349,694
  Gencorp, Inc..........................       69,500      1,272,719
  Newport News Shipbuilding, Inc........       92,600      2,992,137
  Nichols Research Corp. *..............       31,050        826,706
  Orbital Sciences Corp. *..............       99,900      1,748,250
  REMEC, Inc. *.........................       93,700      1,288,375
                                                       -------------
                                                          11,644,281
                                                       -------------
AIRLINES -- 0.7%
  COMAIR Holdings, Inc..................      159,300      2,658,319
                                                       -------------
AUTO & RELATED -- 0.7%
  SPX Corp. *...........................       18,500      1,678,875
  Tower Automotive, Inc. *..............       50,200        994,588
                                                       -------------
                                                           2,673,463
                                                       -------------
BANKS/SAVINGS & LOANS -- 4.4%
  Chittenden Corp.......................       44,200      1,259,700
  City National Corp....................       64,200      2,154,713
  Colonial BancGroup, Inc...............      109,600      1,226,150
  Commerce Bancorp, Inc.................       39,000      1,618,500
  Commercial Federal Corp...............      131,650      2,583,631
  FirstMerit Corp.......................       78,600      1,994,475
  Hudson United Bancorp.................      110,600      3,407,862
  Local Financial Corp. *...............       97,500        901,875
  Staten Island Bancorp, Inc............       84,700      1,593,419
                                                       -------------
                                                          16,740,325
                                                       -------------
BEVERAGES -- 1.1%
  Pepsi Bottling Group, Inc.............      135,400      2,310,263
  Whitman Corp..........................      124,200      1,769,850
                                                       -------------
                                                           4,080,113
                                                       -------------
BUSINESS SERVICES -- 4.0%
  ACNielson Corp. *.....................      131,700      2,987,944
  Burns International Services Corp.
    *...................................       78,400      1,264,200
  Deluxe Corp...........................      104,200      3,542,800
  Harte-Hanks, Inc......................       95,700      2,410,444
  Manpower, Inc.........................       71,900      2,094,087
  National Data Corp....................       52,200      1,357,200
  USWeb Corp. *.........................       44,700      1,533,769
                                                       -------------
                                                          15,190,444
                                                       -------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES        VALUE !
--------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
CHEMICALS -- SPECIALTY -- 4.6%
  Cuno, Inc. *..........................       80,900  $   1,607,887
  Cytec Industries, Inc. *..............      103,200      2,476,800
  Dexter Corp...........................       86,100      3,212,606
  Ferro Corp............................       93,700      1,996,981
  Great Lakes Chemical Corp.............       41,100      1,564,369
  Minerals Technologies, Inc............       14,600        709,013
  OM Group, Inc.........................       79,000      3,031,625
  Scotts Co. *..........................       38,200      1,322,675
  Solutia, Inc..........................       90,200      1,612,325
                                                       -------------
                                                          17,534,281
                                                       -------------
COMMERCIAL SERVICES -- 1.8%
  Nielsen Media Research, Inc. *........       32,600      1,212,312
  Sodexho Marriott Services, Inc. *.....      107,000      1,819,000
  Viad Corp.............................      124,900      3,684,550
                                                       -------------
                                                           6,715,862
                                                       -------------
COMMUNICATIONS EQUIPMENT -- 2.7%
  Inter-Tel, Inc........................      121,200      2,151,300
  P-Com, Inc. *.........................      341,700      2,391,900
  PairGain Technologies, Inc. *.........      300,200      3,827,550
  Tekelec *.............................      135,400      1,870,212
                                                       -------------
                                                          10,240,962
                                                       -------------
COMPUTER HARDWARE -- 0.5%
  Hutchinson Technology, Inc. *.........       67,000      1,809,000
                                                       -------------
COMPUTER SOFTWARE & SERVICES -- 2.6%
  Acclaim Entertainment, Inc. *.........      241,900      1,836,928
  Complete Business Solutions, Inc. *...       50,800        695,325
  Filenet Corp. *.......................       81,200        867,825
  Informix Corp. *......................      270,700      2,148,682
  J.D. Edwards & Co. *..................       47,800        990,356
  NOVA Corp. *..........................      128,100      3,202,500
  Visio Corp. *.........................        3,500        137,375
                                                       -------------
                                                           9,878,991
                                                       -------------
DATA PROCESSING SERVICES -- 0.6%
  Information Resources, Inc. *.........      201,400      2,227,988
                                                       -------------
EDUCATION -- 0.5%
  ITT Educational Services, Inc. *......       92,000      1,794,000
                                                       -------------
ELECTRICAL EQUIPMENT -- 1.0%
  Hadco Corp. *.........................       60,300      2,607,975
  Maxwell Technologies, Inc. *..........       92,600      1,215,375
                                                       -------------
                                                           3,823,350
                                                       -------------
ELECTRONICS -- 5.2%
  Actel Corp. *.........................      128,900      2,449,100
  American Xtal Technology, Inc. *......       53,900      1,152,112

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES        VALUE !
--------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
ELECTRONICS -- CONTINUED
  Atmel Corp. *.........................       10,000  $     338,125
  C-Cube Microsystems, Inc. *...........       51,500      2,240,250
  International Rectifier Corp. *.......      149,000      2,272,250
  Litton Industries, Inc. *.............       56,500      3,093,375
  Photronics, Inc. *....................       40,600        910,963
  SCI Systems, Inc. *...................       58,100      2,581,819
  Tektronix, Inc........................       59,700      1,999,950
  Veeco Instruments, Inc. *.............       36,600      1,024,800
  Vishay Intertechnology, Inc. *........       71,050      1,687,437
                                                       -------------
                                                          19,750,181
                                                       -------------
ENVIRONMENTAL SERVICES -- 1.5%
  American States Water Co..............       64,500      2,136,563
  Navigant Consulting Co. *.............       40,000      1,855,000
  Tetra Tech, Inc. *....................      113,250      1,889,859
                                                       -------------
                                                           5,881,422
                                                       -------------
FINANCIAL SERVICES -- 2.7%
  Anthracite Mortgage Capital, Inc......      214,000      1,471,250
  Community First Bankshares, Inc.......       74,300      1,253,812
  DVI, Inc. *...........................       73,900      1,210,113
  Federated Investors, Inc. Class B.....      198,100      3,417,225
  Imperial Credit Industries, Inc. *....      415,700      1,818,687
  UniCapital Corp. *....................      343,300      1,094,269
                                                       -------------
                                                          10,265,356
                                                       -------------
FOOD -- 1.2%
  Earthgrains Co........................       84,200      1,862,925
  SUPERVALU, Inc........................       25,800        562,762
  U.S. Foodservice *....................      127,200      2,289,600
                                                       -------------
                                                           4,715,287
                                                       -------------
FOOD -- PACKAGED & MISCELLANEOUS -- 2.8%
  Corn Products International, Inc......       55,900      1,701,456
  International Multifoods Corp.........      178,700      4,110,100
  Michael Foods, Inc....................      187,600      4,930,363
                                                       -------------
                                                          10,741,919
                                                       -------------
FOREST & PAPER PRODUCTS -- 1.1%
  Chesapeake Corp.......................       75,300      2,277,825
  Consolidated Papers, Inc..............       65,600      1,763,000
                                                       -------------
                                                           4,040,825
                                                       -------------
FREIGHT TRANSPORTATION -- 0.9%
  CNF Transportation, Inc...............       61,400      2,287,150
  Wisconsin Central Transportation Corp.
    *...................................       86,200      1,179,863
                                                       -------------
                                                           3,467,013
                                                       -------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES        VALUE !
--------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
HEALTH CARE -- BIOTECHNOLOGY -- 1.1%
  Medicis Pharmaceutical Corp. Class A
    *...................................      108,400  $   3,089,400
  Techne Corp. *........................       40,100      1,258,137
                                                       -------------
                                                           4,347,537
                                                       -------------
HEALTH CARE -- DRUGS -- 0.5%
  Biovail Corp. International *.........       22,300      1,131,725
  Dura Pharmaceuticals, Inc. *..........       59,500        829,281
                                                       -------------
                                                           1,961,006
                                                       -------------
HEALTH CARE -- MEDICAL TECHNOLOGY --
  3.5%
  Beckman Coulter, Inc..................       40,700      1,836,588
  Conmed Corp. *........................      135,575      3,321,587
  Dentsply International, Inc...........       48,300      1,098,825
  EndoSonics Corp. *....................      220,100      1,870,850
  Respironics, Inc. *...................      200,900      1,657,425
  Theragenics Corp. *...................       88,700      1,130,925
  Varian Medical Systems, Inc...........      112,800      2,467,500
                                                       -------------
                                                          13,383,700
                                                       -------------
HEALTH CARE -- SERVICES -- 2.7%
  Alterra Healthcare Corp. *............       31,700        281,338
  Beverly Enterprises, Inc. *...........      157,200        668,100
  Capital Senior Living Communities LP
    *...................................      131,200        992,200
  First Health Group Corp. *............       63,900      1,433,756
  Foundation Health Systems, Inc. *.....       78,600        741,787
  Lincare Holdings, Inc. *..............       77,100      2,055,197
  Per-Se Technologies, Inc. *...........      371,300      1,276,344
  Trigon Healthcare, Inc. *.............      102,400      2,956,800
                                                       -------------
                                                          10,405,522
                                                       -------------
HOME PRODUCTS -- 1.0%
  Furniture Brands International, Inc.
    *...................................       47,600        937,125
  Premark International, Inc............       56,000      2,828,000
                                                       -------------
                                                           3,765,125
                                                       -------------
HOUSING & BUILDING MATERIALS -- 1.0%
  Giant Cement Holding, Inc. *..........      105,400      2,417,613
  Southdown, Inc........................       24,900      1,332,150
                                                       -------------
                                                           3,749,763
                                                       -------------
INSURANCE -- 5.2%
  AmerUs Life Holdings, Inc.............       67,900      1,438,631
  Annuity and Life Re (Holdings) Ltd....       50,000      1,243,750
  Arthur J. Gallagher & Co..............       45,800      2,438,850
  CNA Surety Corp.......................      167,500      2,198,437
  HCC Insurance Holdings, Inc...........      134,300      2,257,919
  Liberty Financial Companies, Inc......       56,800      1,246,050
  Protective Life Corp..................       69,100      2,003,900
  Radian Group, Inc.....................       42,400      1,820,550

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES        VALUE !
--------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
INSURANCE -- CONTINUED
  Reinsurance Group of America, Inc.....       94,100  $   2,417,194
  StanCorp Financial Group, Inc.........      127,800      2,859,525
                                                       -------------
                                                          19,924,806
                                                       -------------
LODGING & HOTEL -- 0.4%
  MeriStar Hospitality Corp.............      110,127      1,679,437
                                                       -------------
MACHINERY -- 0.6%
  Milacron Inc..........................      120,700      2,142,425
                                                       -------------
MANUFACTURING -- 6.2%
  A.O. Smith Corp.......................      104,400      3,158,100
  Carlisle Cos., Inc....................       48,500      1,915,750
  Cordant Technologies, Inc.............       69,600      2,118,450
  Crane Co..............................       53,100      1,191,431
  Diebold, Inc..........................       53,700      1,241,813
  Federal Signal Corp...................      140,900      2,800,388
  Harman International
    Industries, Inc.....................       76,800      3,230,400
  National Service Industries, Inc......       57,700      1,817,550
  Pentair, Inc..........................       71,700      2,876,962
  Regal-Beloit Corp.....................       75,100      1,558,325
  UNOVA, Inc. *.........................      138,800      1,856,450
                                                       -------------
                                                          23,765,619
                                                       -------------
METALS -- 0.9%
  Bethlehem Steel Corp. *...............      140,200      1,033,975
  Worthington Industries, Inc...........      153,400      2,607,800
                                                       -------------
                                                           3,641,775
                                                       -------------
METALS & MINING -- 0.2%
  Harsco Corp...........................       29,000        801,125
                                                       -------------
NATURAL GAS -- 1.4%
  MCN Energy Group, Inc.................      178,100      3,061,094
  Public Service Company of North
    Carolina, Inc.......................       80,800      2,504,800
                                                       -------------
                                                           5,565,894
                                                       -------------
OFFICE EQUIPMENT -- 1.9%
  Daisytek International Corp. *........      186,400      2,621,250
  HON Industries, Inc...................       70,800      1,362,900
  National Computer Systems, Inc........       43,700      1,675,622
  United Stationers, Inc. *.............       73,200      1,560,075
                                                       -------------
                                                           7,219,847
                                                       -------------
OIL & GAS DRILLING EQUIPMENT -- 2.6%
  Global Industries Ltd. *..............      209,400      1,701,375
  Maverick Tube Corp. *.................      103,400      1,719,025
  Patterson Energy, Inc. *..............      179,000      2,718,563
  Santa Fe International Corp...........       97,700      2,106,656
  Tidewater, Inc........................       72,100      1,838,550
                                                       -------------
                                                          10,084,169
                                                       -------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES        VALUE !
--------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
OIL & GAS EXPLORATION -- 1.4%
  Newfield Exploration Co. *............       99,300  $   3,270,694
  Plains Resources, Inc. *..............      112,900      2,018,087
                                                       -------------
                                                           5,288,781
                                                       -------------
OIL & GAS REFINING -- 0.5%
  Valero Energy Corp....................       92,400      1,778,700
                                                       -------------
PHOTOGRAPHY -- 0.3%
  Polaroid Corp.........................       45,000      1,170,000
                                                       -------------
REAL ESTATE INVESTMENT TRUSTS -- 4.6%
  Brandywine Realty Corp................      122,600      1,992,250
  Capital Automotive....................      230,800      2,856,150
  Healthcare Realty Trust, Inc..........      170,426      3,184,836
  Liberty Property Trust................      177,000      4,015,687
  Pacific Gulf Properties, Inc..........      104,700      2,087,456
  Sun Communities, Inc..................      105,000      3,471,563
                                                       -------------
                                                          17,607,942
                                                       -------------
REFRIGERATION SYSTEMS -- 0.7%
  Hussmann International, Inc...........      155,400      2,641,800
                                                       -------------
RESTAURANTS -- 2.0%
  CEC Entertainment, Inc. *.............       95,500      3,426,062
  Ruby Tuesday, Inc.....................      146,100      2,848,950
  Wendy's International, Inc............       56,400      1,487,550
                                                       -------------
                                                           7,762,562
                                                       -------------
RETAIL -- FOOD & DRUG -- 0.6%
  Great Atlantic & Pacific Tea
    Company, Inc........................       14,600        442,562
  Hannaford Brothers Co.................       28,900      2,035,644
                                                       -------------
                                                           2,478,206
                                                       -------------
RETAIL -- GENERAL -- 1.8%
  Consolidated Stores Corp. *...........      133,600      2,947,550
  Michaels Stores, Inc. *...............       44,600      1,315,700
  Saks, Inc. *..........................       73,100      1,110,206
  ShopNow.com, Inc. *...................      117,800      1,369,425
                                                       -------------
                                                           6,742,881
                                                       -------------
RETAIL -- SPECIALTY -- 2.3%
  Burlington Coat Factory Warehouse
    Corp................................      189,900      3,750,525
  Charming Shoppes, Inc. *..............      154,800        793,350
  CompUSA, Inc. *.......................      130,700        800,537
  Jostens, Inc..........................      127,000      2,428,875
  The Wet Seal, Inc. Class A *..........       52,800        874,500
                                                       -------------
                                                           8,647,787
                                                       -------------
TELECOMMUNICATIONS -- 0.2%
  Transaction Network Services, Inc.
    *...................................       24,100        945,925
                                                       -------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            SHARES        VALUE !
--------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
TEXTILE & APPAREL -- 1.5%
  Burlington Industries, Inc. *.........      285,300  $   1,266,019
  Liz Claiborne, Inc....................       93,700      2,904,700
  Springs Industries, Inc...............       42,800      1,452,525
                                                       -------------
                                                           5,623,244
                                                       -------------
UTILITIES -- 1.8%
  New Jersey Resources Corp.............       30,600      1,224,000
  NSTAR *...............................       60,300      2,336,625
  RGS Energy Group, Inc.................       71,400      1,749,300
  Washington Gas Light Co...............       58,300      1,581,387
                                                       -------------
                                                           6,891,312
                                                       -------------
WASTE MANAGEMENT -- 0.4%
  Safety-Kleen Corp. *..................      115,000      1,387,188
                                                       -------------
  TOTAL COMMON STOCKS
    (Identified Cost $364,220,641)......                 353,235,966
                                                       -------------

                                             FACE
                                            AMOUNT
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.8% OF NET ASSETS
  Associates Corp. of North America,
    5.480%, 10/01/99....................  $19,040,265     19,040,265
  Chevron USA Inc., 5.300%, 10/01/99....   18,300,000     18,300,000
                                                       -------------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $37,340,265).......                  37,340,265
                                                       -------------
TOTAL INVESTMENTS -- 102.3%
  (IDENTIFIED COST $401,560,906) @......                 390,576,231
  Liabilities, Less Cash and Other
    Assets -- (2.3%)....................                  (8,914,296)
                                                       -------------
  NET ASSETS -- 100%....................               $ 381,661,935
                                                       =============

  !  See Note 1.
  *  Non-income producing security.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $401,259,232 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $29,568,516 and $40,251,517, respectively, resulting in net unrealized depreciation of $10,683,001.

                See accompanying notes to financial statements.

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-----------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                                            FACE
                                                                           AMOUNT     VALUE !
-----------------------------------------------------------------------------------------------
BONDS AND NOTES -- 46.3% OF NET ASSETS
ARGENTINA -- 3.0%
  Republic of Argentina, 6.000%,
    3/31/23........................                  USD                   300,000  $   193,890
                                                                                    -----------
AUSTRALIA -- 1.9%
  Queensland Treasury, 8.000%,
    9/14/07........................                  AUD                   100,000       71,177
  South Australia Government
    Finance Authority, Zero Coupon
    Bond, 12/21/15.................                                        220,000       46,905
                                                                                    -----------
                                                                                        118,082
                                                                                    -----------
PERU -- 0.4%
  Republic of Peru, 3.750%, 3/07/17
    (step to 4.000% on
    3/07/01) #.....................                  USD                    50,000       26,940
                                                                                    -----------
PHILIPPINES -- 3.7%
  FLI Capital Cayman, 6.250%,
    2/01/02 +......................                                        150,000      157,500
  MBIA, Inc., Zero Coupon Bond,
    12/18/01 +.....................                                        100,000       81,375
                                                                                    -----------
                                                                                        238,875
                                                                                    -----------
SOUTH KOREA -- 2.5%
  Samsung Electronics Co. Ltd.,
    Zero Coupon Bond, 12/31/07 +...                                         75,000       94,313
  Ssangyong Oil Refining
    Co., Inc., 3.000%, 12/31/04
    +..............................                                        100,000       66,500
                                                                                    -----------
                                                                                        160,813
                                                                                    -----------
THAILAND -- 4.8%
  Bangkok Bank Public Co. Ltd.,
    4.589%, 3/03/04 +..............                                        400,000      186,000
  Loxley Public Co. Ltd., 2.500%,
    4/04/01 + ^....................                                        450,000      121,500
                                                                                    -----------
                                                                                        307,500
                                                                                    -----------
UNITED KINGDOM -- 1.0%
  Dolphin Telecom Plc, Zero Coupon
    Bond, 6/01/08 (step to 11.625%
    on 6/01/03) #..................                  EUR                   135,000       61,124
                                                                                    -----------
UNITED STATES -- 29.0%
  Apple Computer, Inc., 6.500%,
    2/15/04........................                  USD                   250,000      233,750
  Baker Hughes, Inc., Zero Coupon
    Bond, 5/05/08 +................                                        100,000       72,500
  Boston Celtics Ltd., 6.000%,
    6/30/38........................                                         40,000       23,900
  Boston Chicken, Inc., 4.500%,
    2/01/04 + ^....................                                        125,000        1,250
  Builders Transportation, Inc.,
    8.000%, 8/15/05 + ^............                                         95,000          119
  Chesapeake Energy Corp. Series B,
    7.875%, 3/15/04................                                        100,000       88,000
  CML Group, Inc., 5.500%, 1/15/03
    + ^............................                                        150,000          188
  Columbia/HCA Healthcare Corp.,
    7.050%, 12/01/27...............                                         50,000       37,500
  Columbia/HCA Healthcare Corp.,
    7.190%, 11/15/15...............                                         50,000       39,500
  Dillon Read Structured Finance
    Corp. Series A, 6.660%,
    8/15/10........................                                        155,224      143,986
  Dura Pharmaceuticals, Inc.,
    3.500%, 7/15/02 +..............                                        100,000       76,875
  Exide Corp., 2.900%, 12/15/05
    144A +.........................                                        125,000       72,812
  Fox Family Worldwide, Inc., Zero
    Coupon Bond, 11/01/07 (step to
    10.250% on 11/01/02) #.........                                        150,000       96,750
  Hyperion
    Telecommunications, Inc. Series
    B, Zero Coupon Bond, 4/15/03
    (step to 13.000% on 4/15/01)
    #..............................                                        150,000      126,000
  Kent Electronics Corp., 4.500%,
    9/01/04 +......................                                         50,000       40,750
  Lam Research Corp., 5.000%,
    9/01/02 +......................                                        150,000      149,625

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                                            FACE
                                                                           AMOUNT     VALUE !
-----------------------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
UNITED STATES -- CONTINUED
  Loews Corp., 3.125%, 9/15/07 +...                  USD                   150,000  $   128,250
  Pioneer Natural Resources Co.,
    7.200%, 1/15/28................                                        175,000      132,771
  R & B Falcon Corp. Series B,
    7.375%, 4/15/18................                                         75,000       57,375
  RCN Corp., Zero Coupon Bond,
    10/15/07 (step to 11.125% on
    10/15/02) #....................                                        175,000      112,875
  Thermedics, Inc., Zero Coupon
    Bond, 6/01/03 +................                                        100,000       67,500
  Thermo Electron Corp., 4.250%,
    1/01/03 144A +.................                                         50,000       42,687
  Woolworth Corp., 8.500%,
    1/15/22........................                                        150,000      100,500
                                                                                    -----------
                                                                                      1,845,463
                                                                                    -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $3,322,458)...                                                   2,952,687
                                                                                    -----------

                                                                           SHARES
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- 46.6% OF NET ASSETS
AUSTRALIA -- 0.5%
  Lihir Gold Ltd. *................                                         29,000       31,814
                                                                                    -----------
CANADA -- 1.2%
  Talisman Energy, Inc. *..........                                          2,600       77,423
                                                                                    -----------
FINLAND -- 3.1%
  Nokia Oyj........................                                          1,200      107,515
  Stora Enso Oyj...................                                          7,000       92,845
                                                                                    -----------
                                                                                        200,360
                                                                                    -----------
FRANCE -- 2.1%
  St. Gobain.......................                                            700      130,505
                                                                                    -----------
HONG KONG -- 3.0%
  Dah Sing Financial Group.........                                         22,400       89,683
  Pacific Century CyberWorks Ltd.
    *..............................                                        121,000      102,030
                                                                                    -----------
                                                                                        191,713
                                                                                    -----------
HUNGARY -- 1.5%
  MATAV RT ADR.....................                                         17,000       93,444
                                                                                    -----------
IRELAND -- 1.9%
  Trintech Group Plc ADR *.........                                          9,000      118,125
                                                                                    -----------
ISRAEL -- 1.4%
  Internet Gold *..................                                         10,700       89,613
                                                                                    -----------
JAPAN -- 7.4%
  Fujitsu Ltd......................                                          3,000       93,552
  Orix Corp........................                                            800       98,361
  Sakura Bank Ltd..................                                          5,100       38,322
  Softbank Corp....................                                            300      114,122

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                                           SHARES     VALUE !
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
JAPAN -- CONTINUED
  Zuken, Inc.......................                                          3,300  $   126,774
                                                                                    -----------
                                                                                        471,131
                                                                                    -----------
NETHERLANDS -- 3.2%
  STMicroelectronics NV............                                          1,500      111,000
  United Pan-Europe Communications
    NV *...........................                                          1,500       92,685
                                                                                    -----------
                                                                                        203,685
                                                                                    -----------
NORWAY -- 1.5%
  Petroleum Geo-Services ADR *.....                                          5,000       95,313
                                                                                    -----------
SINGAPORE -- 1.2%
  Natsteel Electronics Ltd.........                                         20,000       74,750
                                                                                    -----------
SPAIN -- 1.8%
  Sogecable SA *...................                                          4,200      114,681
                                                                                    -----------
UNITED KINGDOM -- 3.8%
  Billiton Plc.....................                                         24,000      100,741
  Colt Telecom Group Plc *.........                                          6,000      142,717
                                                                                    -----------
                                                                                        243,458
                                                                                    -----------
UNITED STATES -- 13.0%
  Abbott Laboratories..............                                            650       23,888
  Alcoa, Inc.......................                                            500       31,031
  American International
    Group, Inc.....................                                            325       28,255
  Analog Devices, Inc. *...........                                            500       25,625
  Baker Hughes, Inc................                                            850       24,650
  Bell Atlantic Corp...............                                            500       33,656
  BellSouth Corp...................                                            600       27,000
  Bristol Myers Squibb Co..........                                            500       33,750
  Caterpillar, Inc.................                                            500       27,406
  Circuit City Stores - Circuit
    City Group.....................                                            700       29,531
  Cisco Systems, Inc. *............                                            400       27,425
  Compaq Computer Corp.............                                          1,000       22,938
  Guidant Corp.....................                                            600       32,175
  Ingersoll-Rand Co................                                            400       21,975
  International Business Machines
    Corp...........................                                            270       32,771
  McDonald's Corp..................                                            700       30,100
  Meritor Automotive, Inc..........                                              1           21
  Minnesota Mining & Manufacturing
    Co.............................                                            300       28,819
  Monsanto Co......................                                            750       26,766
  Nabors Industries, Inc. *........                                          1,000       25,000
  Newmont Mining Corp..............                                          1,600       41,400
  Oracle Corp. *...................                                            600       27,300
  Schering-Plough Corp.............                                            800       34,900
  Smurfit-Stone Container Corp.
    *..............................                                          1,400       30,275
  Sprint Corp......................                                            600       32,550
  Staples, Inc. *..................                                          1,300       28,356
  Teradyne, Inc. *.................                                            700       24,675
  Unocal Corp......................                                            700       25,944
  W.R. Grace & Co. *...............                                          1,550       24,897

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                                           SHARES     VALUE !
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
UNITED STATES -- CONTINUED
  Wells Fargo & Co.................                                            700  $    27,737
                                                                                    -----------
                                                                                        830,816
                                                                                    -----------
  TOTAL COMMON STOCKS
    (Identified Cost $2,867,869)...                                                   2,966,831
                                                                                    -----------
PREFERRED STOCKS -- 0.2% OF NET ASSETS
THAILAND -- 0.2%
  Siam Commercial Bank Public Co.,
    5.25% *........................                                         14,000       12,575
                                                                                    -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $9,926).......                                                      12,575
                                                                                    -----------
WARRANTS -- 0.1% OF NET ASSETS
THAILAND -- 0.1%
  Siam Commercial Bank Public Co.
    Ltd., expiring 5/10/02 *.......                                         14,000        4,021
                                                                                    -----------
  TOTAL WARRANTS
    (Identified Cost $0)...........                                                       4,021
                                                                                    -----------

                                                                            FACE
                                                                           AMOUNT
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 6.5% OF NET ASSETS
  Repurchase Agreement with State
    Street Bank and Trust Co.,
    dated 9/30/99 at 4.250% to be
    repurchased at $416,049 on
    10/01/99 collateralized by
    $340,000 U.S. Treasury Bond,
    8.875% due 2/15/19 with a value
    of $430,578....................                  USD                   416,000      416,000
                                                                                    -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $416,000).....                                                     416,000
                                                                                    -----------
TOTAL INVESTMENTS -- 99.7%
  (IDENTIFIED COST $6,616,253) @...                                                   6,352,114
  Cash and Other Assets, Less
    Liabilities -- 0.3%............                                                      19,835
                                                                                    -----------
NET ASSETS -- 100%.................                                                 $ 6,371,949
                                                                                    ===========

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

  !  See Note 1.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
  +  Convertible Bond.
  ^  Security in default.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  *  Non-income producing security.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $6,633,563 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $395,250 and $677,906, respectively, resulting in net unrealized depreciation of $282,656.

KEY TO ABBREVIATIONS:

ADR:  American Depositary Receipt
AUD:  Australian Dollar
EUR:  Euro
USD:  United States Dollar

                Ten Largest Sector Holdings at September 30, 1999
                          as a Percentage of Net Assets

Telecommunications                                              14.6%
Electronics                                                      9.2%
Computer Software & Services                                     7.5%
Financial Services                                               5.8%
Oil & Gas                                                        5.5%
Bank & Finance                                                   5.1%
Foreign Government/Agency                                        4.6%
Retail -- General                                                3.8%
Computers                                                        3.7%
Broadcasting                                                     3.3%

                See accompanying notes to financial statements.

                      [This Page Intentionally Left Blank]

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-----------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------
SEPTEMBER 30, 1999

                           AGGRESSIVE
                             GROWTH        CORE        GROWTH
                              FUND      VALUE FUND      FUND
                           -----------  -----------  -----------
ASSETS
  Investments at value...  $14,304,831  $67,966,494  $28,835,181
  Repurchase agreement at
    value................      381,000            0            0
  Cash...................          721       69,903       78,366
  Foreign currency at
    value................            0            0            0
  Receivable for:
    Fund shares sold.....       13,642            0          606
    Securities sold......            0      497,660       52,595
    Dividends and
      interest...........          843      144,230       10,758
    Foreign tax
      reclaim............            0            0            0
  Due from the adviser
    (Note 3).............       10,392        1,581       11,018
  Other assets
    (Note 1H)............            0            0            0
                           -----------  -----------  -----------
                            14,711,429   68,679,868   28,988,524
                           -----------  -----------  -----------
LIABILITIES
  Payable for:
    Securities
      purchased..........      181,456    1,253,778       40,625
    Fund shares
      redeemed...........            0        8,353            0
    Foreign taxes........            0            0            0
    Payable to custodian
      bank...............            0            0            0
  Accrued expenses:
    Management fees
      (Note 3)...........        8,966       29,274       12,154
    Trustees' fees
      (Note 3A)..........        1,252        1,255        1,252
    Administrative
      fees...............          504        3,388        1,701
  Other (Note 1).........       35,543       53,298       49,066
                           -----------  -----------  -----------
                               227,721    1,349,346      104,798
                           -----------  -----------  -----------
NET ASSETS...............  $14,483,708  $67,330,522  $28,883,726
                           ===========  ===========  ===========
  Net Assets consist of:
    Capital paid in......  $10,763,219  $56,850,564  $22,922,606
    Undistributed (or
      Distribution in
      excess of) net
      investment
      income.............            0      632,576            0
    Accumulated net
      realized gain
      (loss).............      845,573    7,319,786    2,665,864
    Unrealized
      appreciation
      (depreciation) on:
      Investments *......    2,874,916    2,527,596    3,295,256
      Foreign currency
        translations.....            0            0            0
                           -----------  -----------  -----------
NET ASSETS...............  $14,483,708  $67,330,522  $28,883,726
                           ===========  ===========  ===========
INSTITUTIONAL CLASS:
  Net assets.............  $13,308,307  $66,725,781  $28,234,625
  Shares of beneficial
    interest outstanding,
    no par value.........      662,718    4,033,770    2,528,260
  Net asset value and
    redemption price per
    Institutional
    share................  $     20.08  $     16.54  $     11.17
RETAIL CLASS:
  Net assets.............  $ 1,175,401  $   604,741  $   649,101
  Shares of beneficial
    interest outstanding,
    no par value.........       58,804       36,695       58,683
  Net asset value and
    redemption price per
    Retail share.........  $     19.99  $     16.48  $     11.06
ADMIN CLASS:
  Net assets.............           --           --           --
  Shares of beneficial
    interest outstanding,
    no par value.........           --           --           --
  Net asset value and
    redemption price per
    Admin Share..........           --           --           --
Identified cost of
  investments............  $11,810,915  $65,438,898  $25,539,925
                           ===========  ===========  ===========

  * Net of capital gain withholding taxes of $10,962 and $1,207 for the International Equity and Worldwide Funds, respectively.
                                             See accompanying notes to financial
                                                                     statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

-------------------------------------------------------

                                             MID-CAP       SMALL CAP      SMALL CAP
                           INTERNATIONAL      VALUE         GROWTH          VALUE        WORLDWIDE
                            EQUITY FUND        FUND          FUND            FUND           FUND
                           --------------   -----------   ------------   -------------   -----------
ASSETS
  Investments at value...    $76,616,952    $4,771,417    $83,109,811    $390,576,231    $5,936,114
  Repurchase agreement at
    value................              0       713,000      6,429,000               0       416,000
  Cash...................              0           544            826               0           828
  Foreign currency at
    value................        964,514             0              0               0             0
  Receivable for:
    Fund shares sold.....          6,405             0         27,202         731,179             0
    Securities sold......      3,242,954       270,448        394,969       5,350,779       145,893
    Dividends and
      interest...........        101,634         4,078            759         475,294        41,551
    Foreign tax
      reclaim............         75,541             0              0               0         1,510
  Due from the adviser
    (Note 3).............          7,706        11,452          3,325               0        14,191
  Other assets
    (Note 1H)............              0             0              0               0         1,439
                             -----------    ----------    -----------    ------------    ----------
                              81,015,706     5,770,939     89,965,892     397,133,483     6,557,526
                             -----------    ----------    -----------    ------------    ----------
LIABILITIES
  Payable for:
    Securities
      purchased..........        472,141       440,311      2,704,106      11,642,345       137,563
    Fund shares
      redeemed...........              0            34            757       3,404,914             0
    Foreign taxes........         20,343             0              0               0         1,460
    Payable to custodian
      bank...............        737,556             0              0               0             0
  Accrued expenses:
    Management fees
      (Note 3)...........         48,523         3,412         50,455         243,616         3,985
    Trustees' fees
      (Note 3A)..........          1,255         1,252          1,252           1,252         1,255
    Administrative
      fees...............          3,238           398          3,162          14,311           612
  Other (Note 1).........         56,132        33,141         41,425         165,110        40,702
                             -----------    ----------    -----------    ------------    ----------
                               1,339,188       478,548      2,801,157      15,471,548       185,577
                             -----------    ----------    -----------    ------------    ----------
NET ASSETS...............    $79,676,518    $5,292,391    $87,164,735    $381,661,935    $6,371,949
                             ===========    ==========    ===========    ============    ==========
  Net Assets consist of:
    Capital paid in......    $64,868,037    $5,259,039    $66,569,199    $383,554,436    $6,220,073
    Undistributed (or
      Distribution in
      excess of) net
      investment
      income.............        376,798        12,079              0       3,255,170       215,169
    Accumulated net
      realized gain
      (loss).............      3,854,133       120,265     (2,118,714)      5,837,004       202,022
    Unrealized
      appreciation
      (depreciation) on:
      Investments *......     10,568,755       (98,992)    22,714,250     (10,984,675)     (265,346)
      Foreign currency
        translations.....          8,795             0              0               0            31
                             -----------    ----------    -----------    ------------    ----------
NET ASSETS...............    $79,676,518    $5,292,391    $87,164,735    $381,661,935    $6,371,949
                             ===========    ==========    ===========    ============    ==========
INSTITUTIONAL CLASS:
  Net assets.............    $79,415,457    $5,061,711    $81,132,316    $301,496,401    $6,233,499
  Shares of beneficial
    interest outstanding,
    no par value.........      5,757,587       460,615      4,845,213      17,399,749       606,173
  Net asset value and
    redemption price per
    Institutional
    share................    $     13.79    $    10.99    $     16.74    $      17.33    $    10.28
RETAIL CLASS:
  Net assets.............    $   261,061    $  230,680    $ 6,032,419    $ 75,302,177    $  138,450
  Shares of beneficial
    interest outstanding,
    no par value.........         19,020        21,050        362,396       4,357,026        13,513
  Net asset value and
    redemption price per
    Retail share.........    $     13.73    $    10.96    $     16.65    $      17.28    $    10.25
ADMIN CLASS:
  Net assets.............             --            --             --    $  4,863,357            --
  Shares of beneficial
    interest outstanding,
    no par value.........             --            --             --         282,029            --
  Net asset value and
    redemption price per
    Admin Share..........             --            --             --    $      17.24            --
Identified cost of
  investments............    $66,037,235    $5,583,409    $66,824,561    $401,560,906    $6,616,253
                             ===========    ==========    ===========    ============    ==========

  * Net of capital gain withholding taxes of $10,962 and $1,207 for the International Equity and Worldwide Funds, respectively.
                                                       See accompanying notes to
                                                           financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF OPERATIONS
-------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999

                           AGGRESSIVE     CORE
                             GROWTH      VALUE       GROWTH
                              FUND        FUND        FUND
                           ----------  ----------  ----------
INVESTMENT INCOME
  Dividends*.............  $   15,475  $1,422,616  $   92,783
  Interest...............      14,581      82,717      32,958
                           ----------  ----------  ----------
                               30,056   1,505,333     125,741
                           ----------  ----------  ----------
  Expenses
    Management fees
      (Note 3)...........      51,041     380,288     139,736
    12b-1 fees (Retail
      Class).............         750       2,096       1,553
    12b-1 fees (Admin
      Class).............           0           0           0
    Trustees' fees and
      expenses
      (Note 3A)..........       4,464       4,464       4,464
    Administrative
      fees...............       7,587      38,735      17,695
    Custodian and
      accounting fees....      59,093      65,150      60,138
    Transfer Agent fees
      (Institutional
      Class) (Note 1)....      20,291      34,346      28,472
    Transfer Agent fees
      (Retail Class)
      (Note 1)...........      18,904      19,848      19,266
    Transfer Agent fees
      (Admin Class)......           0           0           0
    Audit and tax
      services fees......      29,604      31,144      34,158
    Registration fees....      17,430      22,758      23,428
    Amortization of
      organization
      expenses
      (Note 1H):
      Institutional
        Class............           0           0           0
    Other expenses.......      10,702      17,246      20,891
                           ----------  ----------  ----------
    Total expenses.......     219,866     616,075     349,801
    Less expenses waived
      and reimbursed by
      the investment
      adviser
      (Note 3)...........    (151,062)    (18,860)   (110,695)
                           ----------  ----------  ----------
    Net expenses.........      68,804     597,215     239,106
                           ----------  ----------  ----------
  Net investment income
    (loss)...............     (38,748)    908,118    (113,365)
                           ----------  ----------  ----------
NET REALIZED GAIN (LOSS)
  ON:
  Investments**..........     888,317   7,604,974   4,039,815
  Foreign currency
    transactions.........           0           0           0
                           ----------  ----------  ----------
  Total net realized gain
    (loss)...............     888,317   7,604,974   4,039,815
                           ----------  ----------  ----------
CHANGE IN UNREALIZED
  APPRECIATION
  (DEPRECIATION) ON:
  Investments ***........   2,978,084    (989,371)  3,171,041
  Foreign currency
    translations.........           0           0           0
                           ----------  ----------  ----------
  Total net change in
    unrealized
    appreciation
    (depreciation).......   2,978,084    (989,371)  3,171,041
                           ----------  ----------  ----------
  Total net realized gain
    (loss) and change in
    unrealized
    appreciation
    (depreciation).......   3,866,401   6,615,603   7,210,856
                           ----------  ----------  ----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............  $3,827,653  $7,523,721  $7,097,491
                           ==========  ==========  ==========

  * Net of foreign withholding taxes of $7,160, $158,305, $241 and $5,387 for the Core Value, International Equity, Mid-Cap Value and the Worldwide Funds, respectively.
 ** Net of capital gain withholding taxes of $51,814 and $7,534 for the International Equity and Worldwide Funds, respectively.
*** Net of capital gain withholding taxes of $10,962 and $1,207 for the International Equity and Worldwide Funds, respectively.
                                             See accompanying notes to financial
                                                                     statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

-------------------------------------------------------

                           INTERNATIONAL     MID-CAP      SMALL CAP      SMALL CAP
                              EQUITY          VALUE        GROWTH          VALUE       WORLDWIDE
                               FUND           FUND          FUND           FUND           FUND
                           --------------   ----------   ------------   ------------   -----------
INVESTMENT INCOME
  Dividends*.............    $ 1,026,543    $  48,024    $    13,606    $ 5,423,996    $   37,103
  Interest...............         80,850       11,032         90,125      1,519,925       326,136
                             -----------    ---------    -----------    -----------    ----------
                               1,107,393       59,056        103,731      6,943,921       363,239
                             -----------    ---------    -----------    -----------    ----------
  Expenses
    Management fees
      (Note 3)...........        543,750       34,645        379,428      2,941,342        44,837
    12b-1 fees (Retail
      Class).............            440          487         10,019        172,738           282
    12b-1 fees (Admin
      Class).............              0            0              0          8,357             0
    Trustees' fees and
      expenses
      (Note 3A)..........          4,464        4,464          4,464          4,464         4,464
    Administrative
      fees...............         36,888        6,989         26,359        181,567         7,876
    Custodian and
      accounting fees....        201,231       59,540         64,624        139,578        66,939
    Transfer Agent fees
      (Institutional
      Class) (Note 1)....         30,292       21,098         22,228        122,207        19,950
    Transfer Agent fees
      (Retail Class)
      (Note 1)...........         19,168       19,002         19,760         59,750        18,988
    Transfer Agent fees
      (Admin Class)......              0            0              0         19,669             0
    Audit and tax
      services fees......         31,355       29,604         29,604         36,152        29,154
    Registration fees....         20,751       17,310         19,205         30,459        20,842
    Amortization of
      organization
      expenses
      (Note 1H):
      Institutional
        Class............              0            0              0              0           901
    Other expenses.......         16,112       10,900         15,446         53,378        11,218
                             -----------    ---------    -----------    -----------    ----------
    Total expenses.......        904,451      204,039        591,137      3,769,661       225,451
    Less expenses waived
      and reimbursed by
      the investment
      adviser
      (Note 3)...........       (179,012)    (157,358)       (75,249)        (6,827)     (165,386)
                             -----------    ---------    -----------    -----------    ----------
    Net expenses.........        725,439       46,681        515,888      3,762,834        60,065
                             -----------    ---------    -----------    -----------    ----------
  Net investment income
    (loss)...............        381,954       12,375       (412,157)     3,181,087       303,174
                             -----------    ---------    -----------    -----------    ----------
NET REALIZED GAIN (LOSS)
  ON:
  Investments**..........      3,807,719      146,067        103,100     19,210,781       258,385
  Foreign currency
    transactions.........         (8,872)           0              0              0        (1,968)
                             -----------    ---------    -----------    -----------    ----------
  Total net realized gain
    (loss)...............      3,798,847      146,067        103,100     19,210,781       256,417
                             -----------    ---------    -----------    -----------    ----------
CHANGE IN UNREALIZED
  APPRECIATION
  (DEPRECIATION) ON:
  Investments ***........     16,040,721      282,048     23,516,010     22,519,267       830,735
  Foreign currency
    translations.........           (558)           0              0              0            39
                             -----------    ---------    -----------    -----------    ----------
  Total net change in
    unrealized
    appreciation
    (depreciation).......     16,040,163      282,048     23,516,010     22,519,267       830,774
                             -----------    ---------    -----------    -----------    ----------
  Total net realized gain
    (loss) and change in
    unrealized
    appreciation
    (depreciation).......     19,839,010      428,115     23,619,110     41,730,048     1,087,191
                             -----------    ---------    -----------    -----------    ----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............    $20,220,964    $ 440,490    $23,206,953    $44,911,135    $1,390,365
                             ===========    =========    ===========    ===========    ==========

  * Net of foreign withholding taxes of $7,160, $158,305, $241 and $5,387 for the Core Value, International Equity, Mid-Cap Value and the Worldwide Funds, respectively.
 ** Net of capital gain withholding taxes of $51,814 and $7,534 for the International Equity and Worldwide Funds, respectively.
*** Net of capital gain withholding taxes of $10,962 and $1,207 for the International Equity and Worldwide Funds, respectively.
                                                       See accompanying notes to
                                                           financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                      AGGRESSIVE GROWTH FUND
                                     --------------------------------------------------------
                                                          NINE MONTHS
                                       YEAR ENDED            ENDED            YEAR ENDED
                                     SEPTEMBER 30,       SEPTEMBER 30,       DECEMBER 31,
                                          1999                1998               1997*
                                     -----------------   -----------------   ----------------
FROM OPERATIONS
  Net investment income (loss).....     $   (38,748)         $   (5,656)        $   (6,248)
  Net realized gain (loss).........         888,317              21,939            156,302
  Change in unrealized appreciation
    (depreciation).................       2,978,084            (274,944)           171,776
                                        -----------          ----------         ----------
    Increase (decrease) in net
      assets from operations.......       3,827,653            (258,661)           321,830
                                        -----------          ----------         ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    In excess of net investment
      income.......................               0                   0            (18,310)
    Net realized gain on
      investments..................         (78,445)                  0            (92,139)
  RETAIL CLASS
    In excess of net investment
      income.......................               0                   0               (571)
    Net realized gain on
      investments..................          (3,177)                  0             (3,752)
                                        -----------          ----------         ----------
                                            (81,622)                  0           (114,772)
                                        -----------          ----------         ----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................       8,579,807             494,979          1,714,474
                                        -----------          ----------         ----------
  Total increase (decrease) in net
    assets.........................      12,325,838             236,318          1,921,532
NET ASSETS
  Beginning of the period..........       2,157,870           1,921,552                 20
                                        -----------          ----------         ----------
  End of the period................     $14,483,708          $2,157,870         $1,921,552
                                        ===========          ==========         ==========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................     $         0          $        0         $        0
                                        ===========          ==========         ==========

  *  Commencement of operations, January 2, 1997.
                                             See accompanying notes to financial
                                                                     statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                         CORE VALUE FUND
                                     --------------------------------------------------------
                                                           NINE MONTHS
                                       YEAR ENDED             ENDED            YEAR ENDED
                                     SEPTEMBER 30,       SEPTEMBER 30,       DECEMBER 31,
                                          1999                1998                1997
                                     -----------------   -----------------   ----------------
FROM OPERATIONS
  Net investment income (loss).....     $   908,118         $    718,597        $   598,356
  Net realized gain (loss).........       7,604,974            6,348,814          6,931,274
  Change in unrealized appreciation
    (depreciation).................        (989,371)         (10,463,537)         5,392,568
                                        -----------         ------------        -----------
    Increase (decrease) in net
      assets from operations.......       7,523,721           (3,396,126)        12,922,198
                                        -----------         ------------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........        (958,125)                   0           (590,731)
    Net realized gain on
      investments..................      (7,219,725)                   0         (7,124,536)
  RETAIL CLASS
    Net investment income..........         (10,283)                   0            (10,346)
    Net realized gain on
      investments..................        (100,943)                   0           (138,784)
                                        -----------         ------------        -----------
                                         (8,289,076)                   0         (7,864,397)
                                        -----------         ------------        -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................         153,128            6,711,627         15,853,992
                                        -----------         ------------        -----------
  Total increase (decrease) in net
    assets.........................        (612,227)           3,315,501         20,911,793
NET ASSETS
  Beginning of the period..........      67,942,749           64,627,248         43,715,455
                                        -----------         ------------        -----------
  End of the period................     $67,330,522         $ 67,942,749        $64,627,248
                                        ===========         ============        ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................     $   632,576         $    733,745        $    15,148
                                        ===========         ============        ===========

                 See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                           GROWTH FUND
                                     --------------------------------------------------------
                                                          NINE MONTHS
                                       YEAR ENDED            ENDED             YEAR ENDED
                                     SEPTEMBER 30,       SEPTEMBER 30,       DECEMBER 31,
                                          1999                1998                1997
                                     -----------------   -----------------   ----------------
FROM OPERATIONS
  Net investment income (loss).....     $  (113,365)        $   (74,749)        $   (92,402)
  Net realized gain (loss).........       4,039,815           4,122,682           8,211,774
  Change in unrealized appreciation
    (depreciation).................       3,171,041          (6,052,994)           (649,029)
                                        -----------         -----------         -----------
    Increase (decrease) in net
      assets from operations.......       7,097,491          (2,005,061)          7,470,343
                                        -----------         -----------         -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net realized gain on
      investments..................      (6,391,595)                  0          (7,950,061)
  RETAIL CLASS
    Net realized gain on
      investments..................        (148,336)                  0             (47,193)
                                        -----------         -----------         -----------
                                         (6,539,931)                  0          (7,997,254)
                                        -----------         -----------         -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................       3,146,346          (5,158,661)         (6,626,458)
                                        -----------         -----------         -----------
  Total increase (decrease) in net
    assets.........................       3,703,906          (7,163,722)         (7,153,369)
NET ASSETS
  Beginning of the period..........      25,179,820          32,343,542          39,496,911
                                        -----------         -----------         -----------
  End of the period................     $28,883,726         $25,179,820         $32,343,542
                                        ===========         ===========         ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................     $         0         $         0         $         0
                                        ===========         ===========         ===========

                 See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                    INTERNATIONAL EQUITY FUND
                                     --------------------------------------------------------
                                                           NINE MONTHS
                                       YEAR ENDED             ENDED            YEAR ENDED
                                     SEPTEMBER 30,       SEPTEMBER 30,       DECEMBER 31,
                                          1999                1998                1997
                                     -----------------   -----------------   ----------------
FROM OPERATIONS
  Net investment income (loss).....     $   381,954         $    898,167       $  1,058,259
  Net realized gain (loss).........       3,798,847            1,083,037          9,242,680
  Change in unrealized appreciation
    (depreciation).................      16,040,163           (5,068,063)       (10,490,463)
                                        -----------         ------------       ------------
    Increase (decrease) in net
      assets from operations.......      20,220,964           (3,086,859)          (189,524)
                                        -----------         ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........        (829,740)                   0           (834,647)
    Net realized gain on
      investments..................      (1,229,014)                   0        (10,657,570)
  RETAIL CLASS
    Net investment income..........          (1,363)                   0             (2,582)
    Net realized gain on
      investments..................          (2,608)                   0            (28,988)
                                        -----------         ------------       ------------
                                         (2,062,725)                   0        (11,523,787)
                                        -----------         ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................      (7,095,776)         (10,720,218)         3,472,008
                                        -----------         ------------       ------------
  Total increase (decrease) in net
    assets.........................      11,062,463          (13,807,077)        (8,241,303)
NET ASSETS
  Beginning of the period..........      68,614,055           82,421,132         90,662,435
                                        -----------         ------------       ------------
  End of the period................     $79,676,518         $ 68,614,055       $ 82,421,132
                                        ===========         ============       ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................     $   376,798         $    886,633       $       (213)
                                        ===========         ============       ============

                 See accompanying notes to financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                        MID-CAP VALUE FUND
                                     --------------------------------------------------------
                                                          NINE MONTHS
                                       YEAR ENDED            ENDED            YEAR ENDED
                                     SEPTEMBER 30,       SEPTEMBER 30,       DECEMBER 31,
                                          1999                1998               1997*
                                     -----------------   -----------------   ----------------
FROM OPERATIONS
  Net investment income (loss).....      $   12,375          $    6,467         $   18,110
  Net realized gain (loss).........         146,067             109,931            261,370
  Change in unrealized appreciation
    (depreciation).................         282,048            (649,069)           268,029
                                         ----------          ----------         ----------
    Increase (decrease) in net
      assets from operations.......         440,490            (532,671)           547,509
                                         ----------          ----------         ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........          (8,319)                  0            (17,197)
    In excess of net investment
      income.......................               0                   0            (23,118)
    Net realized gain on
      investments..................        (113,579)                  0           (264,726)
  RETAIL CLASS
    Net investment income..........               0                   0               (913)
    In excess of net investment
      income.......................               0                   0               (620)
    Net realized gain on
      investments..................          (6,713)                  0            (12,852)
                                         ----------          ----------         ----------
                                           (128,611)                  0           (319,426)
                                         ----------          ----------         ----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................       1,569,205              39,474          3,676,401
                                         ----------          ----------         ----------
  Total increase (decrease) in net
    assets.........................       1,881,084            (493,197)         3,904,484
NET ASSETS
  Beginning of the period..........       3,411,307           3,904,504                 20
                                         ----------          ----------         ----------
  End of the period................      $5,292,391          $3,411,307         $3,904,504
                                         ==========          ==========         ==========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................      $   12,079          $    8,185         $      854
                                         ==========          ==========         ==========

  *  Commencement of operations, January 2, 1997.
                                             See accompanying notes to financial
                                                                     statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                      SMALL CAP GROWTH FUND
                                     --------------------------------------------------------
                                                          NINE MONTHS
                                       YEAR ENDED            ENDED            YEAR ENDED
                                     SEPTEMBER 30,       SEPTEMBER 30,       DECEMBER 31,
                                          1999                1998               1997*
                                     -----------------   -----------------   ----------------
FROM OPERATIONS
  Net investment income (loss).....     $  (412,157)        $   (50,661)        $  (23,431)
  Net realized gain (loss).........         103,100          (1,954,465)           (38,055)
  Change in unrealized appreciation
    (depreciation).................      23,516,010          (1,631,330)           829,570
                                        -----------         -----------         ----------
    Increase (decrease) in net
      assets from operations.......      23,206,953          (3,636,456)           768,084
                                        -----------         -----------         ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    In excess of net investment
      income.......................               0                   0             (1,797)
    In excess of net realized gain
      on investments...............               0                   0           (176,105)
  RETAIL CLASS
    In excess of net realized gain
      on investments...............               0                   0            (53,076)
                                        -----------         -----------         ----------
                                                  0                   0           (230,978)
                                        -----------         -----------         ----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................      45,726,592          16,835,145          4,495,375
                                        -----------         -----------         ----------
  Total increase (decrease) in net
    assets.........................      68,933,545          13,198,689          5,032,481
NET ASSETS
  Beginning of the period..........      18,231,190           5,032,501                 20
                                        -----------         -----------         ----------
  End of the period................     $87,164,735         $18,231,190         $5,032,501
                                        ===========         ===========         ==========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................     $         0         $         0         $        0
                                        ===========         ===========         ==========

  *  Commencement of operations, January 2, 1997.
                                             See accompanying notes to financial
                                                                     statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                       SMALL CAP VALUE FUND
                                     --------------------------------------------------------
                                                           NINE MONTHS
                                       YEAR ENDED             ENDED            YEAR ENDED
                                     SEPTEMBER 30,       SEPTEMBER 30,       DECEMBER 31,
                                          1999                1998                1997
                                     -----------------   -----------------   ----------------
FROM OPERATIONS
  Net investment income (loss).....     $  3,181,087        $  2,662,996       $  2,025,041
  Net realized gain (loss).........       19,210,781         (13,552,131)        39,443,172
  Change in unrealized appreciation
    (depreciation).................       22,519,267         (60,244,726)         4,289,783
                                        ------------        ------------       ------------
    Increase (decrease) in net
      assets from operations.......       44,911,135         (71,133,861)        45,757,996
                                        ------------        ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........       (2,285,967)                  0         (1,647,014)
    Net realized gain on
      investments..................       (2,569,352)                  0        (34,182,555)
  RETAIL CLASS
    Net investment income..........         (290,949)                  0           (125,063)
    Net realized gain on
      investments..................         (520,647)                  0         (4,383,758)
  ADMIN CLASS
    Net investment income..........           (3,054)                  0                  0
    Net realized gain on
      investments..................          (14,831)                  0                  0
                                        ------------        ------------       ------------
                                          (5,684,800)                  0        (40,338,390)
                                        ------------        ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................       (8,787,045)        142,826,216        110,485,816
                                        ------------        ------------       ------------
  Total increase (decrease) in net
    assets.........................       30,439,290          71,692,355        115,905,422
NET ASSETS
  Beginning of the period..........      351,222,645         279,530,290        163,624,868
                                        ------------        ------------       ------------
  End of the period................     $381,661,935        $351,222,645       $279,530,290
                                        ============        ============       ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................     $  3,255,170        $  2,737,523       $    241,190
                                        ============        ============       ============

                 See accompanying notes to financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                          WORLDWIDE FUND
                                     --------------------------------------------------------
                                                          NINE MONTHS
                                       YEAR ENDED            ENDED            YEAR ENDED
                                     SEPTEMBER 30,       SEPTEMBER 30,       DECEMBER 31,
                                          1999                1998               1997
                                     -----------------   -----------------   ----------------
FROM OPERATIONS
  Net investment income (loss).....      $  303,174          $  189,348         $  287,881
  Net realized gain (loss).........         256,417              10,051            532,609
  Change in unrealized appreciation
    (depreciation).................         830,774            (818,235)          (570,405)
                                         ----------          ----------         ----------
    Increase (decrease) in net
      assets from operations.......       1,390,365            (618,836)           250,085
                                         ----------          ----------         ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........        (246,147)                  0           (284,030)
    Net realized gain on
      investments..................        (217,254)                  0           (410,676)
  RETAIL CLASS
    Net investment income..........          (3,706)                  0               (811)
    Net realized gain on
      investments..................          (3,459)                  0             (1,202)
                                         ----------          ----------         ----------
                                           (470,566)                  0           (696,719)
                                         ----------          ----------         ----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................         471,820             (17,438)           873,745
                                         ----------          ----------         ----------
  Total increase (decrease) in net
    assets.........................       1,391,619            (636,274)           427,111
NET ASSETS
  Beginning of the period..........       4,980,330           5,616,604          5,189,493
                                         ----------          ----------         ----------
  End of the period................      $6,371,949          $4,980,330         $5,616,604
                                         ==========          ==========         ==========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................      $  215,169          $  176,258         $   (8,240)
                                         ==========          ==========         ==========

                 See accompanying notes to financial statements.

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FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                            AGGRESSIVE GROWTH FUND
                           -------------------------
                              INSTITUTIONAL CLASS
                           -------------------------
                            1999*   1998**  1997***
                           -------  ------  --------
Net asset value,
  beginning of period....  $ 10.51  $11.49   $10.00
                           -------  ------   ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............    (0.09)(e)  (0.03)   (0.03)
  Net realized and
    unrealized gain
    (loss) on
    investments..........    10.05   (0.95)    2.26
                           -------  ------   ------
    Total from investment
      operations.........     9.96   (0.98)    2.23
                           -------  ------   ------
LESS DISTRIBUTIONS --
  Distributions in excess
    of net investment
    income...............     0.00    0.00    (0.12)
  Distributions from net
    realized capital
    gains................    (0.39)   0.00    (0.62)
                           -------  ------   ------
    Total
      distributions......    (0.39)   0.00    (0.74)
                           -------  ------   ------
Net asset value, end of
  period.................  $ 20.08  $10.51   $11.49
                           =======  ======   ======
Total return (%)(a)(b)...     97.9    (8.5)    22.7
Net assets, end of period
  (000)..................  $13,308  $2,073   $1,848
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......     1.00    1.00     1.00
Ratio of net investment
  income to average net
  assets (%)(c)..........    (0.56)  (0.35)   (0.38)
Portfolio turnover
  (%)(a).................      199      82      174
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............     2.96    7.13     9.35
    Net investment income
      (loss) per share
      would have been....  $ (0.42)(e) $(0.50)  $(0.60)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

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-----------------------------------------------------------------------

                              AGGRESSIVE GROWTH FUND
                           ----------------------------
                                   RETAIL CLASS
                           ----------------------------
                           1999*     1998**    1997***
                           -------   -------   --------
Net asset value,
  beginning of period....  $10.49    $11.49     $10.00
                           ------    ------     ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............   (0.14)(e)  (0.05)    (0.06)
  Net realized and
    unrealized gain
    (loss) on
    investments..........   10.03     (0.95)      2.27
                           ------    ------     ------
    Total from investment
      operations.........    9.89     (1.00)      2.21
                           ------    ------     ------
LESS DISTRIBUTIONS --
  Distributions in excess
    of net investment
    income...............    0.00      0.00      (0.10)
  Distributions from net
    realized capital
    gains................   (0.39)     0.00      (0.62)
                           ------    ------     ------
    Total
      distributions......   (0.39)     0.00      (0.72)
                           ------    ------     ------
Net asset value, end of
  period.................  $19.99    $10.49     $11.49
                           ======    ======     ======
Total return (%)(a)(b)...    97.5      (8.7)      22.4
Net assets, end of period
  (000)..................  $1,175    $   85     $   74
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......    1.25      1.25       1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........   (0.80)    (0.60)     (0.67)
Portfolio turnover
  (%)(a).................     199        82        174
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............    9.05     27.97      36.58
    Net investment income
      (loss) per share
      would have been....  $(1.50)(e) $(2.08)   $(3.29)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                           CORE VALUE FUND
                           ----------------
                            INSTITUTIONAL
                                CLASS
                           ----------------
                            1999*   1998**
                           -------  -------
Net asset value,
  beginning of period....  $ 16.85  $ 17.64
                           -------  -------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............     0.22     0.18
  Net realized and
    unrealized gain
    (loss) on
    investments..........     1.53    (0.97)
                           -------  -------
    Total from investment
      operations.........     1.75    (0.79)
                           -------  -------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....    (0.24)    0.00
  Distributions from net
    realized capital
    gains................    (1.82)    0.00
                           -------  -------
    Total
      distributions......    (2.06)    0.00
                           -------  -------
Net asset value, end of
  period.................  $ 16.54  $ 16.85
                           =======  =======
Total return (%)(a)(b)...     10.5     (4.5)
Net assets, end of period
  (000)..................  $66,726  $66,928
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......     0.78     0.79
Ratio of net investment
  income to average net
  assets (%)(c)..........     1.20     1.36
Portfolio turnover
  (%)(a).................       59       49
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............     0.78     0.79
    Net investment income
      (loss) per share
      would have been....  $  0.22  $  0.18

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                                                 CORE VALUE FUND
                           ------------------------------------------------------------
                                  INSTITUTIONAL CLASS
                           ----------------------------------
                            FOR THE YEAR ENDED DECEMBER 31,          RETAIL CLASS
                           ----------------------------------  ------------------------
                            1997     1996     1995     1994    1999*   1998**  1997***
                           -------  -------  -------  -------  ------  ------  --------
Net asset value,
  beginning of period....  $ 15.60  $ 14.57  $ 11.80  $ 12.49  $16.79  $17.62   $15.60
                           -------  -------  -------  -------  ------  ------   ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............     0.18     0.22     0.23     0.15    0.18    0.15(e)    0.15(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........     4.32     2.83     3.93    (0.26)   1.52   (0.98)    4.30
                           -------  -------  -------  -------  ------  ------   ------
    Total from investment
      operations.........     4.50     3.05     4.16    (0.11)   1.70   (0.83)    4.45
                           -------  -------  -------  -------  ------  ------   ------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....    (0.19)   (0.22)   (0.23)   (0.15)  (0.19)   0.00    (0.16)
  Distributions from net
    realized capital
    gains................    (2.27)   (1.80)   (1.16)   (0.43)  (1.82)   0.00    (2.27)
                           -------  -------  -------  -------  ------  ------   ------
    Total
      distributions......    (2.46)   (2.02)   (1.39)   (0.58)  (2.01)   0.00    (2.43)
                           -------  -------  -------  -------  ------  ------   ------
Net asset value, end of
  period.................  $ 17.64  $ 15.60  $ 14.57  $ 11.80  $16.48  $16.79   $17.62
                           =======  =======  =======  =======  ======  ======   ======
Total return (%)(a)(b)...     29.2     21.2     35.2     (0.9)   10.2    (4.7)    28.9
Net assets, end of period
  (000)..................  $63,303  $43,715  $36,465  $25,946  $  605  $1,015   $1,324
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......     0.84     1.13     1.20     1.33    1.10    1.10     1.10
Ratio of net investment
  income to average net
  assets (%)(c)..........     1.12     1.44     1.61     1.28    0.88    1.07     0.84
Portfolio turnover
  (%)(a).................       64       58       60       48      59      49       64
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............     0.84     1.13     1.20     1.33    3.35    2.20     6.17
    Net investment income
      (loss) per share
      would have been....  $  0.18  $  0.22  $  0.23  $  0.15  $(0.28) $ 0.00(e)  $(0.73)(e)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                             GROWTH FUND
                           ----------------
                            INSTITUTIONAL
                                CLASS
                           ----------------
                            1999*   1998**
                           -------  -------
Net asset value,
  beginning of period....  $ 11.65  $ 12.63
                           -------  -------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............    (0.04)   (0.03)
  Net realized and
    unrealized gain
    (loss) on
    investments..........     3.01    (0.95)
                           -------  -------
    Total from investment
      operations.........     2.97    (0.98)
                           -------  -------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....     0.00     0.00
  Distributions from net
    realized capital
    gains................    (3.45)    0.00
                           -------  -------
    Total
      distributions......    (3.45)    0.00
                           -------  -------
Net asset value, end of
  period.................  $ 11.17  $ 11.65
                           =======  =======
Total return (%)(a)(b)...     30.9     (7.8)
Net assets, end of period
  (000)..................  $28,235  $24,663
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......     0.85     0.85
Ratio of net investment
  income to average net
  assets (%)(c)..........    (0.40)   (0.32)
Portfolio turnover
  (%)(a).................      164      118
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............     1.18     1.02
    Net investment income
      (loss) per share
      would have been....  $ (0.08) $ (0.05)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                                                   GROWTH FUND
                           ------------------------------------------------------------
                                  INSTITUTIONAL CLASS
                           ----------------------------------
                            FOR THE YEAR ENDED DECEMBER 31,          RETAIL CLASS
                           ----------------------------------  ------------------------
                            1997     1996     1995     1994    1999*   1998**  1997***
                           -------  -------  -------  -------  ------  ------  --------
Net asset value,
  beginning of period....  $ 13.44  $ 15.27  $ 12.50  $ 13.02  $11.59  $12.59   $13.44
                           -------  -------  -------  -------  ------  ------   ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............    (0.04)   (0.07)    0.00    (0.02)  (0.06)  (0.03)   (0.07)
  Net realized and
    unrealized gain
    (loss) on
    investments..........     3.17     3.08     3.86    (0.45)   2.98   (0.97)    3.16
                           -------  -------  -------  -------  ------  ------   ------
    Total from investment
      operations.........     3.13     3.01     3.86    (0.47)   2.92   (1.00)    3.09
                           -------  -------  -------  -------  ------  ------   ------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....     0.00     0.00     0.00    (0.01)   0.00    0.00     0.00
  Distributions from net
    realized capital
    gains................    (3.94)   (4.84)   (1.09)   (0.04)  (3.45)   0.00    (3.94)
                           -------  -------  -------  -------  ------  ------   ------
    Total
      distributions......    (3.94)   (4.84)   (1.09)   (0.05)  (3.45)   0.00    (3.94)
                           -------  -------  -------  -------  ------  ------   ------
Net asset value, end of
  period.................  $ 12.63  $ 13.44  $ 15.27  $ 12.50  $11.06  $11.59   $12.59
                           =======  =======  =======  =======  ======  ======   ======
Total return (%)(a)(b)...     24.5     19.9     30.9     (3.7)   30.6    (7.9)    24.2
Net assets, end of period
  (000)..................  $32,149  $39,497  $45,011  $36,580  $  649  $  516   $  194
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......     0.85     1.10     1.08     1.16    1.10    1.10     1.10
Ratio of net investment
  income to average net
  assets (%)(c)..........    (0.26)   (0.47)   (0.29)   (0.14)  (0.65)  (0.58)   (0.42)
Portfolio turnover
  (%)(a).................      116       99       48       46     164     118      116
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............     0.98     1.10     1.08     1.16    4.43    4.74    12.96
    Net investment income
      (loss) per share
      would have been....  $ (0.05) $ (0.07) $  0.00  $ (0.02) $(0.38) $(0.19)  $(2.00)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                           INTERNATIONAL EQUITY FUND
                           ----------------
                            INSTITUTIONAL
                                CLASS
                           ----------------
                            1999*   1998**
                           -------  -------
Net asset value,
  beginning of period....  $ 10.74  $ 11.30
                           -------  -------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............     0.07     0.14
  Net realized and
    unrealized gain
    (loss) on
    investments..........     3.31    (0.70)
                           -------  -------
    Total from investment
      operations.........     3.38    (0.56)
                           -------  -------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....    (0.13)    0.00
  Distributions from net
    realized capital
    gains................    (0.20)    0.00
                           -------  -------
    Total
      distributions......    (0.33)    0.00
                           -------  -------
Net asset value, end of
  period.................  $ 13.79  $ 10.74
                           =======  =======
Total return (%)(a)(b)...     32.0     (5.0)
Net assets, end of period
  (000)..................  $79,415  $68,464
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......     1.00     1.00
Ratio of net investment
  income to average net
  assets (%)(c)..........     0.53     1.49
Portfolio turnover
  (%)(a).................      207       96
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............     1.22     1.18
    Net investment income
      (loss) per share
      would have been....  $  0.04  $  0.12

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

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-----------------------------------------------------------------------

                                            INTERNATIONAL EQUITY FUND
                           ------------------------------------------------------------
                                  INSTITUTIONAL CLASS
                           ----------------------------------
                            FOR THE YEAR ENDED DECEMBER 31,          RETAIL CLASS
                           ----------------------------------  ------------------------
                            1997     1996     1995     1994    1999*   1998**  1997***
                           -------  -------  -------  -------  ------  ------  --------
Net asset value,
  beginning of period....  $ 13.16  $ 11.65  $ 11.61  $ 12.90  $10.70  $11.28   $13.16
                           -------  -------  -------  -------  ------  ------   ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............     0.15(e)    0.12    0.14    0.15    0.05    0.10     0.10(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........    (0.27)    2.01     0.87    (0.38)   3.28   (0.68)   (0.26)
                           -------  -------  -------  -------  ------  ------   ------
    Total from investment
      operations.........    (0.12)    2.13     1.01    (0.23)   3.33   (0.58)   (0.16)
                           -------  -------  -------  -------  ------  ------   ------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....    (0.19)   (0.09)   (0.14)   (0.14)  (0.10)   0.00    (0.17)
  Distributions from net
    realized capital
    gains................    (1.55)   (0.53)   (0.83)   (0.92)  (0.20)   0.00    (1.55)
                           -------  -------  -------  -------  ------  ------   ------
    Total
      distributions......    (1.74)   (0.62)   (0.97)   (1.06)  (0.30)   0.00    (1.72)
                           -------  -------  -------  -------  ------  ------   ------
Net asset value, end of
  period.................  $ 11.30  $ 13.16  $ 11.65  $ 11.61  $13.73  $10.70   $11.28
                           =======  =======  =======  =======  ======  ======   ======
Total return (%)(a)(b)...     (1.0)    18.3      8.7     (1.8)   31.6    (5.1)    (1.3)
Net assets, end of period
  (000)..................  $82,188  $90,662  $79,488  $73,189  $  261  $  150   $  233
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......     1.00     1.42     1.45     1.46    1.25    1.25     1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........     1.12     0.96     1.16     1.30    0.29    1.16     0.73
Portfolio turnover
  (%)(a).................      119      151      133      116     207      96      119
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............     1.16     1.42     1.45     1.46   12.33   10.26    16.24
    Net investment income
      (loss) per share
      would have been....  $  0.13(e) $  0.12 $  0.14 $  0.15  $(1.81) $(0.67)  $(1.93)(e)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                              MID-CAP VALUE FUND
                           ------------------------
                             INSTITUTIONAL CLASS
                           ------------------------
                           1999*   1998**  1997***
                           ------  ------  --------
Net asset value,
  beginning of period....  $10.09  $11.53   $10.00
                           ------  ------   ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............    0.03    0.02     0.07
  Net realized and
    unrealized gain
    (loss) on
    investments..........    1.26   (1.46)    2.54
                           ------  ------   ------
    Total from investment
      operations.........    1.29   (1.44)    2.61
                           ------  ------   ------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....   (0.03)   0.00    (0.14)
  Distributions from net
    realized capital
    gains................   (0.36)   0.00    (0.94)
                           ------  ------   ------
    Total
      distributions......   (0.39)   0.00    (1.08)
                           ------  ------   ------
Net asset value, end of
  period.................  $10.99  $10.09   $11.53
                           ======  ======   ======
Total return (%)(a)(b)...    12.9   (12.5)    26.3
Net assets, end of period
  (000)..................  $5,062  $3,291   $3,736
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......    1.00    1.00     1.00
Ratio of net investment
  income to average net
  assets (%)(c)..........    0.28    0.22     0.74
Portfolio turnover
  (%)(a).................     232     225      130
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............    4.01    4.33     6.65
    Net investment income
      (loss) per share
      would have been....  $(0.27) $(0.29)  $(0.49)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                                MID-CAP VALUE FUND
                           ----------------------------
                                   RETAIL CLASS
                           ----------------------------
                           1999*     1998**    1997***
                           -------   -------   --------
Net asset value,
  beginning of period....  $10.07    $11.53     $10.00
                           ------    ------     ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............    0.00     (0.01)      0.03
  Net realized and
    unrealized gain
    (loss) on
    investments..........    1.25     (1.45)      2.55
                           ------    ------     ------
    Total from investment
      operations.........    1.25     (1.46)      2.58
                           ------    ------     ------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....    0.00      0.00      (0.11)
  Distributions from net
    realized capital
    gains................   (0.36)     0.00      (0.94)
                           ------    ------     ------
    Total
      distributions......   (0.36)     0.00      (1.05)
                           ------    ------     ------
Net asset value, end of
  period.................  $10.96    $10.07     $11.53
                           ======    ======     ======
Total return (%)(a)(b)...    12.5     (12.7)      26.0
Net assets, end of period
  (000)..................  $  231    $  121     $  168
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......    1.25      1.25       1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........   (0.02)    (0.03)      0.42
Portfolio turnover
  (%)(a).................     232       225        130
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............   13.62     13.31      27.99
    Net investment income
      (loss) per share
      would have been....  $(2.67)   $(2.40)    $(1.90)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                             SMALL CAP GROWTH FUND
                           --------------------------
                              INSTITUTIONAL CLASS
                           --------------------------
                            1999*   1998**   1997***
                           -------  -------  --------
Net asset value,
  beginning of period....  $  9.83  $ 11.32   $10.00
                           -------  -------   ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............    (0.08)   (0.02)   (0.07)(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........     6.99    (1.47)    1.99
                           -------  -------   ------
    Total from investment
      operations.........     6.91    (1.49)    1.92
                           -------  -------   ------
LESS DISTRIBUTIONS --
  Distributions in excess
    of net investment
    income...............     0.00     0.00    (0.01)
  Distributions in excess
    of net realized
    capital gains........     0.00     0.00    (0.59)
                           -------  -------   ------
    Total
      distributions......     0.00     0.00    (0.60)
                           -------  -------   ------
Net asset value, end of
  period.................  $ 16.74  $  9.83   $11.32
                           =======  =======   ======
Total return (%)(a)(b)...     70.3    (13.2)    19.4
Net assets, end of period
  (000)..................  $81,132  $17,174   $3,893
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......     1.00     1.00     1.00
Ratio of net investment
  income to average net
  assets (%)(c)..........    (0.80)   (0.53)   (0.65)
Portfolio turnover
  (%)(a).................      163      116      211
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............     1.11     2.15     5.81
    Net investment income
      (loss) per share
      would have been....  $ (0.09) $ (0.07)  $(0.56)(e)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                              SMALL CAP GROWTH FUND
                           ----------------------------
                                   RETAIL CLASS
                           ----------------------------
                           1999*     1998**    1997***
                           -------   -------   --------
Net asset value,
  beginning of period....  $ 9.80    $11.30     $10.00
                           ------    ------     ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............   (0.08)    (0.08)     (0.10)(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........    6.93     (1.42)      1.99
                           ------    ------     ------
    Total from investment
      operations.........    6.85     (1.50)      1.89
                           ------    ------     ------
LESS DISTRIBUTIONS --
  Distributions in excess
    of net investment
    income...............    0.00      0.00       0.00
  Distributions in excess
    of net realized
    capital gains........    0.00      0.00      (0.59)
                           ------    ------     ------
    Total
      distributions......    0.00      0.00      (0.59)
                           ------    ------     ------
Net asset value, end of
  period.................  $16.65    $ 9.80     $11.30
                           ======    ======     ======
Total return (%)(a)(b)...    69.9     (13.3)      19.2
Net assets, end of period
  (000)..................  $6,032    $1,057     $1,139
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......    1.25      1.25       1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........   (1.04)    (0.80)     (0.94)
Portfolio turnover
  (%)(a).................     163       116        211
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............    1.80      3.70       7.82
    Net investment income
      (loss) per share
      would have been....  $(0.12)   $(0.34)    $(0.77)(e)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                            SMALL CAP VALUE
                                  FUND
                           ------------------
                             INSTITUTIONAL
                                 CLASS
                           ------------------
                            1999*     1998**
                           --------  --------
Net asset value,
  beginning of period....  $  15.60  $  18.62
                           --------  --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............      0.16      0.12
  Net realized and
    unrealized gain
    (loss) on
    investments..........      1.83     (3.14)
                           --------  --------
    Total from investment
      operations.........      1.99     (3.02)
                           --------  --------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....     (0.12)     0.00
  Distributions from net
    realized capital
    gains................     (0.14)     0.00
                           --------  --------
    Total
      distributions......     (0.26)     0.00
                           --------  --------
Net asset value, end of
  period.................  $  17.33  $  15.60
                           ========  ========
Total return (%)(a)(b)...      12.8     (16.2)
Net assets, end of period
  (000)..................  $301,496  $296,116
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......      0.90      0.92
Ratio of net investment
  income to average net
  assets (%)(c)..........      0.87      1.04
Portfolio turnover
  (%)(a).................       113        78
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............      0.90      0.92
    Net investment income
      (loss) per share
      would have been....  $   0.16  $   0.12

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                                   SMALL CAP VALUE FUND
                           ------------------------------------
                                   INSTITUTIONAL CLASS
                           ------------------------------------
                             FOR THE YEAR ENDED DECEMBER 31,
                           ------------------------------------
                             1997      1996     1995     1994
                           --------  --------  -------  -------
Net asset value,
  beginning of period....  $  17.39  $  15.33  $ 12.86  $ 14.13
                           --------  --------  -------  -------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............      0.17      0.11     0.04    (0.04)
  Net realized and
    unrealized gain
    (loss) on
    investments..........      4.26      4.47     4.06    (1.12)
                           --------  --------  -------  -------
    Total from investment
      operations.........      4.43      4.58     4.10    (1.16)
                           --------  --------  -------  -------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....     (0.15)    (0.11)   (0.04)    0.00
  Distributions from net
    realized capital
    gains................     (3.05)    (2.41)   (1.59)   (0.11)
                           --------  --------  -------  -------
    Total
      distributions......     (3.20)    (2.52)   (1.63)   (0.11)
                           --------  --------  -------  -------
Net asset value, end of
  period.................  $  18.62  $  17.39  $ 15.33  $ 12.86
                           ========  ========  =======  =======
Total return (%)(a)(b)...      26.0      30.4     32.1     (8.2)
Net assets, end of period
  (000)..................  $245,177  $163,625  $90,455  $73,126
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......      0.94      1.19     1.25     1.27
Ratio of net investment
  income to average net
  assets (%)(c)..........      0.97      0.80     0.29    (0.30)
Portfolio turnover
  (%)(a).................        94        73      155       87
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............      0.94      1.19     1.25     1.27
    Net investment income
      (loss) per share
      would have been....  $   0.17  $   0.11  $  0.04  $ (0.04)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                             SMALL CAP VALUE FUND
                           -------------------------
                                 RETAIL CLASS
                           -------------------------
                            1999*   1998**   1997***
                           -------  -------  -------
Net asset value,
  beginning of period....  $ 15.57  $ 18.62  $ 17.39
                           -------  -------  -------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............     0.09     0.10     0.15(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........     1.84    (3.15)    4.21
                           -------  -------  -------
    Total from investment
      operations.........     1.93    (3.05)    4.36
                           -------  -------  -------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....    (0.08)    0.00    (0.08)
  Distributions from net
    realized capital
    gains................    (0.14)    0.00    (3.05)
                           -------  -------  -------
    Total
      distributions......    (0.22)    0.00    (3.13)
                           -------  -------  -------
Net asset value, end of
  period.................  $ 17.28  $ 15.57  $ 18.62
                           =======  =======  =======
Total return (%)(a)(b)...     12.4    (16.4)    25.6
Net assets, end of period
  (000)..................  $75,302  $54,060  $34,353
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......     1.20     1.19     1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........     0.57     0.79     0.79
Portfolio turnover
  (%)(a).................      113       78       94
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............     1.20     1.19     1.35
    Net investment income
      (loss) per share
      would have been....  $  0.09  $  0.10  $  0.13(e)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
  # From commencement of class operations on January 2, 1998 through September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                             SMALL CAP
                             VALUE FUND
                           --------------
                            ADMIN CLASS
                           --------------
                           1999*   1998#
                           ------  ------
Net asset value,
  beginning of period....  $15.54  $18.62
                           ------  ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............    0.04    0.03
  Net realized and
    unrealized gain
    (loss) on
    investments..........    1.83   (3.11)
                           ------  ------
    Total from investment
      operations.........    1.87   (3.08)
                           ------  ------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....   (0.03)   0.00
  Distributions from net
    realized capital
    gains................   (0.14)   0.00
                           ------  ------
    Total
      distributions......   (0.17)   0.00
                           ------  ------
Net asset value, end of
  period.................  $17.24  $15.54
                           ======  ======
Total return (%)(a)(b)...    12.0   (16.5)
Net assets, end of period
  (000)..................  $4,863  $1,046
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......    1.50    1.50
Ratio of net investment
  income to average net
  assets (%)(c)..........    0.30    0.95
Portfolio turnover
  (%)(a).................     113      78
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............    1.70    3.99
    Net investment income
      (loss) per share
      would have been....  $ 0.01  $(0.05)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
  # From commencement of class operations on January 2, 1998 through September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                           WORLDWIDE FUND
                           --------------
                           INSTITUTIONAL
                               CLASS
                           --------------
                           1999*   1998**
                           ------  ------
Net asset value,
  beginning of period....  $ 8.79  $ 9.86
                           ------  ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............    0.50    0.33
  Net realized and
    unrealized gain
    (loss) on
    investments..........    1.82   (1.40)
                           ------  ------
    Total from investment
      operations.........    2.32   (1.07)
                           ------  ------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....   (0.44)   0.00
  Distributions from net
    realized capital
    gains................   (0.39)   0.00
                           ------  ------
    Total
      distributions......   (0.83)   0.00
                           ------  ------
Net asset value, end of
  period.................  $10.28  $ 8.79
                           ======  ======
Total return (%)(a)(b)...    27.8   (10.9)
Net assets, end of period
  (000)..................  $6,233  $4,907
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......    1.00    1.00
Ratio of net investment
  income to average net
  assets (%)(c)..........    5.07    4.37
Portfolio turnover
  (%)(a).................     165      93
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............    3.46    3.28
    Net investment income
      (loss) per share
      would have been....  $ 0.26  $ 0.16

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on May 1, 1996.
  # From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                                           WORLDWIDE FUND
                           -----------------------------------------------
                            INSTITUTIONAL
                                CLASS
                           ----------------
                             FOR THE YEAR
                            ENDED DECEMBER
                                 31,                  RETAIL CLASS
                           ----------------   ----------------------------
                            1997   1996***    1999*     1998**     1997#
                           ------  --------   -------   -------   --------
Net asset value,
  beginning of period....  $10.63   $10.00    $ 8.76    $ 9.86    $ 10.63
                           ------   ------    ------    ------    -------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............    0.47     0.30      0.44      0.30(e)    0.38(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........   (0.10)    0.63      1.86     (1.40)     (0.03)
                           ------   ------    ------    ------    -------
    Total from investment
      operations.........    0.37     0.93      2.30     (1.10)      0.35
                           ------   ------    ------    ------    -------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....   (0.47)   (0.30)    (0.42)     0.00      (0.45)
  Distributions from net
    realized capital
    gains................   (0.67)    0.00     (0.39)     0.00      (0.67)
                           ------   ------    ------    ------    -------
    Total
      distributions......   (1.14)   (0.30)    (0.81)     0.00      (1.12)
                           ------   ------    ------    ------    -------
Net asset value, end of
  period.................  $ 9.86   $10.63    $10.25    $ 8.76    $  9.86
                           ======   ======    ======    ======    =======
Total return (%)(a)(b)...     3.5      9.2      27.6     (11.2)       3.3
Net assets, end of period
  (000)..................  $5,597   $5,189    $  138    $   73    $    20
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......    1.00     1.00      1.25      1.25       1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........    3.89     4.62      4.88      3.88       3.58
Portfolio turnover
  (%)(a).................     134       76       165        93        134
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............    2.62     3.72     20.19     24.69     214.91
    Net investment income
      (loss) per share
      would have been....  $ 0.27   $ 0.13    $(1.28)   $(1.49)(e) $(23.33)(e)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on May 1, 1996.
  # From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------
SEPTEMBER 30, 1999

1.  Loomis Sayles Funds is comprised of sixteen no-load mutual funds (the
"Funds").

Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust consists of the following Funds:

FIXED INCOME FUNDS                                 EQUITY FUNDS
------------------                                 ------------
Loomis Sayles Bond Fund                            Loomis Sayles Aggressive Growth Fund
Loomis Sayles Global Bond Fund                     Loomis Sayles Core Value Fund
Loomis Sayles High Yield Fund                      Loomis Sayles Growth Fund
Loomis Sayles Intermediate Maturity Bond Fund      Loomis Sayles International Equity Fund
Loomis Sayles Investment Grade Bond Fund           Loomis Sayles Mid-Cap Value Fund
Loomis Sayles Municipal Bond Fund                  Loomis Sayles Small Cap Growth Fund
Loomis Sayles Short-Term Bond Fund                 Loomis Sayles Small Cap Value Fund
Loomis Sayles U.S. Government Securities Fund      Loomis Sayles Worldwide Fund

On March 19, 1999, the Loomis Sayles Strategic Value Fund ceased investment operations under a plan of liquidation adopted on February 1, 1999.

Effective May 7, 1999, the name of the Loomis Sayles Mid-Cap Growth Fund changed to the Loomis Sayles Aggressive Growth Fund.

The Equity Funds offer Institutional and Retail Class shares (the Small Cap Value Fund also offers Admin Class shares). Each class has equal pro rata interest in the assets of the relevant fund and general voting privileges. Retail, Institutional and Admin Classes differ with respect to distribution and certain other class-specific expenses and expense reductions. Retail and Admin Class shares are subject to distribution fees at an annual rate of 0.25% of the relevant class' average net assets, pursuant to distribution plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Funds may pay Loomis Sayles Distributors, L.P. (the "Distributor"), an affiliate of the investment adviser, sub-accounting and/or servicing fees with respect to omnibus Fund shareholder accounts in amounts that will not cause the Funds' respective classes to exceed their voluntary expense limitations and that do not exceed the amounts that the Funds' transfer agent would charge if the beneficial owners of the omnibus accounts held Fund shares directly. As of September 30, 1999, the following amounts were paid under this arrangement: Core Value Fund Institutional Share Class $2,150, Core Value Retail Share Class $41,250, and Small Cap Value Retail Share Class $32,914. The Admin Class shares are subject to service and account maintenance fees at an annual rate of 0.25% of the Fund's average net assets attributable to the Admin Class. Retail and Admin
Class shares have exclusive voting rights with respect to their distribution plans.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Effective September 30, 1998, the Board of Trustees approved a change in the fiscal year end of the Funds to September 30. The following summarizes the significant accounting policies of the Equity Funds:

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

A. SECURITY VALUATION -- Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Long-term debt securities for which quotations are readily available are valued by a pricing service, approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency exchange

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

contracts, and the difference between the amounts of daily interest and dividend accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency exchange contracts is determined using contractual currency exchange rates established at the time of each trade.

Each Fund may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts to protect its securities against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 1999, there were no open forward foreign currency exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment in kind bonds are accreted according to the effective interest method. In determining net gain or loss on securities sold, the cost of securities are determined on the identified cost basis.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets.

Investment income, realized and unrealized gains and losses, and the common expenses of a fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

F. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

At September 30, 1999, the Small Cap Growth Fund had available a capital loss carryforward of $2,088,301, which will expire on September 30, 2006. The realized losses are intended to be used to offset future capital gains.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions, if any, are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

H. ORGANIZATION EXPENSE -- Organization costs incurred by the Worldwide Fund are being amortized over 60 months.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

2. PURCHASES AND SALES OF SECURITIES -- (excluding long-term U.S. Government securities and short-term investments) for each Fund for the twelve months ended September 30, 1999 were as follows:

                                                       PURCHASES         SALES
                                                       ---------         -----
Aggressive Growth Fund............................    $ 21,589,174    $ 13,221,609
Core Value Fund...................................      43,581,256      49,240,837
Growth Fund.......................................      44,798,303      46,410,713
International Equity Fund.........................     144,932,579     152,776,048
Mid-Cap Value Fund................................      11,096,668      10,108,725
Small Cap Growth Fund.............................     122,584,508      80,363,795
Small Cap Value Fund..............................     412,335,177     410,150,582
Worldwide Fund....................................       8,806,295       8,457,919

Purchases and sales of long-term U.S. Government securities occurred in the Worldwide Fund and totaled $318,902 and $720,284, respectively.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- For the twelve months ended September 30, 1999, the Funds incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the twelve months ended September 30, 1999 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund to the following percentage rate of the Fund's average daily net assets:

                                                                MAXIMUM EXPENSE RATIOS
                                                           --------------------------------
                                             MANAGEMENT    INSTITUTIONAL    RETAIL    ADMIN
FUND                                            FEES           CLASS        CLASS     CLASS
----                                         ----------    -------------    ------    -----
Aggressive Growth Fund...................      0.75%         1.00%          1.25%      --
Core Value Fund..........................      0.50%         0.85%          1.10%      --
Growth Fund..............................      0.50%         0.85%          1.10%      --
International Equity Fund................      0.75%         1.00%          1.25%      --
Mid-Cap Value Fund.......................      0.75%         1.00%          1.25%      --
Small Cap Growth Fund....................      0.75%         1.00%          1.25%      --
Small Cap Value Fund.....................      0.75%         1.00%          1.25%     1.50%
Worldwide Fund...........................      0.75%         1.00%          1.25%      --

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, NVEST or

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

their affiliates. Each independent Trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

B. SHAREHOLDERS -- At September 30, 1999, Loomis-Sayles Funded Pension Plan and the Loomis Sayles & Company, L.P. Employees' Defined Contribution Retirement Plans held shares of beneficial interest in the Funds as follows:

                                                                           DEFINED
                                                             PENSION     CONTRIBUTION
                                                              PLAN          PLANS
                                                              ----       ------------
Aggressive Growth Fund..................................      136,139       449,967
Core Value Fund.........................................      305,163       543,440
Growth Fund.............................................      186,873     1,016,229
International Equity Fund...............................    1,263,278       392,524
Mid-Cap Value Fund......................................      178,836       138,298
Small Cap Growth Fund...................................      264,167       386,890
Small Cap Value Fund....................................      220,804       702,587
Worldwide Fund..........................................      501,380        80,811

4. LINE OF CREDIT -- The Trust has entered into an agreement which enables each Fund to borrow under a $25 million unsecured line of credit. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.455%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the twelve months ended September 30, 1999, the Funds had no borrowings under the agreement.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

5. CAPITAL SHARE TRANSACTIONS -- The tables below summarize the transactions in Fund shares for the periods indicated:

                                                   LOOMIS SAYLES AGGRESSIVE GROWTH FUND
                                    -------------------------------------------------------------------
                                          YEAR ENDED          NINE MONTHS ENDED         YEAR ENDED
                                      SEPTEMBER 30, 1999     SEPTEMBER 30, 1998     DECEMBER 31, 1997*
                                    ----------------------   -------------------   --------------------
INSTITUTIONAL CLASS SHARES           SHARES      AMOUNT      SHARES     AMOUNT     SHARES      AMOUNT
--------------------------           ------      ------      ------     ------     ------      ------
Issued from the sale of shares....   618,252   $10,015,209    48,843   $ 615,005   177,686   $1,840,192
Issued in connection with the
  reinvestment of distributions...     6,972        75,990         0           0     9,562      106,040
Redeemed..........................  (159,705)   (2,492,335)  (12,466)   (140,005)  (26,426)    (302,973)
                                    --------   -----------   -------   ---------   -------   ----------
Net change........................   465,519   $ 7,598,864    36,377   $ 475,000   160,822   $1,643,259
                                    ========   ===========   =======   =========   =======   ==========

RETAIL CLASS SHARES                  SHARES      AMOUNT      SHARES     AMOUNT     SHARES      AMOUNT
-------------------                  ------      ------      ------     ------     ------      ------
Issued from the sale of shares....    54,856   $ 1,063,819     1,681   $  19,992     7,906   $   88,646
Issued in connection with the
  reinvestment of distributions...       292         3,175         0           0       390        4,320
Redeemed..........................    (4,427)      (86,051)       (1)        (13)   (1,893)     (21,751)
                                    --------   -----------   -------   ---------   -------   ----------
Net change........................    50,721   $   980,943     1,680   $  19,979     6,403   $   71,215
                                    ========   ===========   =======   =========   =======   ==========

                    *   From January 2, 1997 (commencement of operations).

                                                    LOOMIS SAYLES CORE VALUE FUND
                             ---------------------------------------------------------------------------
                                    YEAR ENDED             NINE MONTHS ENDED            YEAR ENDED
                                SEPTEMBER 30, 1999         SEPTEMBER 30, 1998       DECEMBER 31, 1997
                             -------------------------   ----------------------   ----------------------
INSTITUTIONAL CLASS SHARES     SHARES        AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
--------------------------     ------        ------       ------      ------       ------      ------
Issued from the sale of
  shares...................     664,692   $ 11,896,666    769,213   $13,780,828    921,281   $16,764,969
Issued in connection with
  the reinvestment of
  distributions............     473,243      7,737,518          0             0    411,076     7,179,304
Redeemed...................  (1,076,592)   (19,066,379)  (386,005)   (6,894,590)  (544,799)   (9,494,995)
                             ----------   ------------   --------   -----------   --------   -----------
Net change.................      61,343   $    567,805    383,208   $ 6,886,238    787,558   $14,449,278
                             ==========   ============   ========   ===========   ========   ===========

RETAIL CLASS SHARES            SHARES        AMOUNT       SHARES      AMOUNT      SHARES*      AMOUNT*
-------------------            ------        ------       ------      ------      -------      -------
Issued from the sale of
  shares...................       1,325   $     24,196     60,386   $ 1,150,106    107,737   $ 1,958,564
Issued in connection with
  the reinvestment of
  distributions............       6,562        107,155          0             0      8,390       145,675
Redeemed...................     (31,627)      (546,028)   (75,106)   (1,324,717)   (40,972)     (699,525)
                             ----------   ------------   --------   -----------   --------   -----------
Net change.................     (23,740)  $   (414,677)   (14,720)  $  (174,611)    75,155   $ 1,404,714
                             ==========   ============   ========   ===========   ========   ===========

                    *   From January 2, 1997 (commencement of class operations).

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

                                                      LOOMIS SAYLES GROWTH FUND
                             ----------------------------------------------------------------------------
                                   YEAR ENDED            NINE MONTHS ENDED             YEAR ENDED
                               SEPTEMBER 30, 1999        SEPTEMBER 30, 1998         DECEMBER 31, 1997
                             -----------------------   ----------------------   -------------------------
INSTITUTIONAL CLASS SHARES    SHARES       AMOUNT       SHARES      AMOUNT        SHARES        AMOUNT
--------------------------    ------       ------       ------      ------        ------        ------
Issued from the sale of
  shares...................   595,614   $  6,698,266    102,992   $ 1,335,788      253,404   $  3,601,402
Issued in connection with
  the reinvestment of
  distributions............   670,374      6,335,038          0             0      616,053      7,726,539
Redeemed...................  (855,375)   (10,013,356)  (531,274)   (6,847,399)  (1,261,701)   (18,196,471)
                             --------   ------------   --------   -----------   ----------   ------------
Net change.................   410,613   $  3,019,948   (428,282)  $(5,511,611)    (392,244)  $ (6,868,530)
                             ========   ============   ========   ===========   ==========   ============

RETAIL CLASS SHARES           SHARES       AMOUNT       SHARES      AMOUNT       SHARES*       AMOUNT*
-------------------           ------       ------       ------      ------       -------       -------
Issued from the sale of
  shares...................     6,413   $     68,404     31,559   $   383,814       76,184   $  1,122,980
Issued in connection with
  the reinvestment of
  distributions............    15,812        148,319          0             0        3,662         45,392
Redeemed...................    (8,103)       (90,325)    (2,408)      (30,864)     (64,436)      (926,300)
                             --------   ------------   --------   -----------   ----------   ------------
Net change.................    14,122   $    126,398     29,151   $   352,950       15,410   $    242,072
                             ========   ============   ========   ===========   ==========   ============

                    *   From January 2, 1997 (commencement of class operations).

                                                 LOOMIS SAYLES INTERNATIONAL EQUITY FUND
                            ---------------------------------------------------------------------------------
                                   YEAR ENDED               NINE MONTHS ENDED              YEAR ENDED
                               SEPTEMBER 30, 1999          SEPTEMBER 30, 1998           DECEMBER 31, 1997
                            -------------------------   -------------------------   -------------------------
INSTITUTIONAL CLASS SHARES    SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
--------------------------    ------        ------        ------        ------        ------        ------
Issued from the sale of
  shares................     1,220,250   $ 14,981,827      445,459   $  5,642,741      784,236   $ 10,550,546
Issued in connection with
  the reinvestment of
  distributions.........       132,207      1,574,578            0              0      821,217      9,502,779
Redeemed................    (1,969,173)   (23,718,130)  (1,342,068)   (16,284,413)  (1,224,562)   (16,864,605)
                            ----------   ------------   ----------   ------------   ----------   ------------
Net change..............      (616,716)  $ (7,161,725)    (896,609)  $(10,641,672)     380,891   $  3,188,720
                            ==========   ============   ==========   ============   ==========   ============

RETAIL CLASS SHARES       SHARES        AMOUNT        SHARES        AMOUNT       SHARES*       AMOUNT*
-------------------       ------        ------        ------        ------       -------       -------
Issued from the sale
  of shares...........      24,790   $    308,832       20,073   $    255,713       61,345   $    821,531
Issued in connection
  with the
  reinvestment of
  distributions.......         303          3,596            0              0        2,712         31,215
Redeemed..............     (20,105)      (246,479)     (26,716)      (334,259)     (43,382)      (569,458)
                        ----------   ------------   ----------   ------------   ----------   ------------
Net change............       4,988   $     65,949       (6,643)  $    (78,546)      20,675   $    283,288
                        ==========   ============   ==========   ============   ==========   ============

                    *   From January 2, 1997 (commencement of class operations).

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

                                                     LOOMIS SAYLES MID-CAP VALUE FUND
                                    -------------------------------------------------------------------
                                          YEAR ENDED          NINE MONTHS ENDED         YEAR ENDED
                                      SEPTEMBER 30, 1999     SEPTEMBER 30, 1998     DECEMBER 31, 1997*
                                    ----------------------   -------------------   --------------------
INSTITUTIONAL CLASS SHARES           SHARES      AMOUNT      SHARES     AMOUNT     SHARES      AMOUNT
--------------------------           ------      ------      ------     ------     ------      ------
Issued from the sale of shares....   279,307   $ 3,112,395    58,746   $ 698,126   309,654   $3,352,605
Issued in connection with the
  reinvestment of distributions...    11,273       118,596         0           0    26,150      296,025
Redeemed..........................  (156,082)   (1,774,885)  (56,826)   (637,787)  (11,607)    (141,399)
                                    --------   -----------   -------   ---------   -------   ----------
Net change........................   134,498   $ 1,456,106     1,920   $  60,339   324,197   $3,507,231
                                    ========   ===========   =======   =========   =======   ==========

RETAIL CLASS SHARES                  SHARES      AMOUNT      SHARES     AMOUNT     SHARES      AMOUNT
-------------------                  ------      ------      ------     ------     ------      ------
Issued from the sale of shares....    42,401   $   463,646     3,796   $  44,800    13,686   $  159,030
Issued in connection with the
  reinvestment of distributions...       453         4,763         0           0       902       10,219
Redeemed..........................   (33,784)     (355,310)   (6,398)    (65,665)       (6)         (79)
                                    --------   -----------   -------   ---------   -------   ----------
Net change........................     9,070   $   113,099    (2,602)  $ (20,865)   14,582   $  169,170
                                    ========   ===========   =======   =========   =======   ==========

                    *   From January 2, 1997 (commencement of operations).

                                                 LOOMIS SAYLES SMALL CAP GROWTH FUND
                               ------------------------------------------------------------------------
                                     YEAR ENDED             NINE MONTHS ENDED           YEAR ENDED
                                 SEPTEMBER 30, 1999        SEPTEMBER 30, 1998       DECEMBER 31, 1997*
                               -----------------------   -----------------------   --------------------
INSTITUTIONAL CLASS SHARES      SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
--------------------------      ------       ------       ------       ------      ------      ------
Issued from the sale of
  shares.....................  4,039,306   $55,415,969   1,478,523   $17,606,892   365,308   $3,697,821
Issued in connection with the
  reinvestment of
  distributions..............          0             0           0             0    16,122      174,112
Redeemed.....................   (941,632)  (12,823,404)    (74,994)     (881,639)  (37,420)    (420,264)
                               ---------   -----------   ---------   -----------   -------   ----------
Net change...................  3,097,674   $42,592,565   1,403,529   $16,725,253   344,010   $3,451,669
                               =========   ===========   =========   ===========   =======   ==========

RETAIL CLASS SHARES             SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
-------------------             ------       ------       ------       ------      ------      ------
Issued from the sale of
  shares.....................    291,080   $ 3,589,032      76,042   $   875,103   108,337   $1,114,195
Issued in connection with the
  reinvestment of
  distributions..............          0             0           0             0     4,792       51,662
Redeemed.....................    (36,590)     (455,005)    (68,953)     (765,211)  (12,312)    (122,151)
                               ---------   -----------   ---------   -----------   -------   ----------
Net change...................    254,490   $ 3,134,027       7,089   $   109,892   100,817   $1,043,706
                               =========   ===========   =========   ===========   =======   ==========

                    *   From January 2, 1997 (commencement of operations).

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

                                                    LOOMIS SAYLES SMALL CAP VALUE FUND
                            ----------------------------------------------------------------------------------
                                    YEAR ENDED               NINE MONTHS ENDED              YEAR ENDED
                                SEPTEMBER 30, 1999          SEPTEMBER 30, 1998           DECEMBER 31, 1997
                            --------------------------   -------------------------   -------------------------
INSTITUTIONAL CLASS SHARES    SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
--------------------------    ------        ------         ------        ------        ------        ------
Issued from the sale of
  shares...............      4,989,202   $  84,737,535    8,259,098   $155,967,344    3,738,215   $ 74,208,026
Issued in connection with
  the reinvestment of
  distributions........        270,395       4,518,305            0              0    1,901,950     34,745,871
Redeemed...............     (6,836,078)   (116,873,636)  (2,451,824)   (44,789,595)  (1,877,683)   (35,245,314)
                            ----------   -------------   ----------   ------------   ----------   ------------
Net change.............     (1,576,481)  $ (27,617,796)   5,807,274   $111,177,749    3,762,482   $ 73,708,583
                            ==========   =============   ==========   ============   ==========   ============

RETAIL CLASS SHARES      SHARES        AMOUNT         SHARES        AMOUNT       SHARES*       AMOUNT*
-------------------      ------        ------         ------        ------       -------       -------
Issued from the sale
  of shares..........   2,803,843   $  48,225,107    2,529,087   $ 46,864,876    1,876,793   $ 37,883,528
Issued in connection
  with the
  reinvestment of
  distributions......      46,592         778,544            0              0      225,201      4,104,426
Redeemed.............  (1,964,598)    (33,831,385)    (903,029)   (16,373,245)    (256,863)    (5,210,721)
                       ----------   -------------   ----------   ------------   ----------   ------------
Net change...........     885,837   $  15,172,266    1,626,058   $ 30,491,631    1,845,131   $ 36,777,233
                       ==========   =============   ==========   ============   ==========   ============

ADMIN CLASS SHARES       SHARES        AMOUNT       SHARES**      AMOUNT**
------------------       ------        ------       --------      --------
Issued from the sale
  of shares..........     462,206   $  7,924,628       94,376   $  1,573,502
Issued in connection
  with the
  reinvestment of
  distributions......       1,071         17,884            0              0
Redeemed.............    (248,524)    (4,284,027)     (27,100)      (416,666)
                       ----------   ------------   ----------   ------------
Net change...........     214,753   $  3,658,485       67,276   $  1,156,836
                       ==========   ============   ==========   ============

                    *   From January 2, 1997 (commencement of class operations).
                   **   From January 2, 1998 (commencement of class operations).

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

                                                        LOOMIS SAYLES WORLDWIDE FUND
                                     ------------------------------------------------------------------
                                         YEAR ENDED         NINE MONTHS ENDED          YEAR ENDED
                                     SEPTEMBER 30, 1999    SEPTEMBER 30, 1998      DECEMBER 31, 1997
                                     -------------------   -------------------   ----------------------
INSTITUTIONAL CLASS SHARES           SHARES     AMOUNT     SHARES     AMOUNT      SHARES      AMOUNT
--------------------------           ------     ------     ------     ------      ------      ------
Issued from the sale of shares.....   21,333   $ 207,430     3,586   $  35,988    220,662   $ 2,356,777
Issued in connection with the
  reinvestment of distributions....   51,481     461,788         0           0     70,014       694,603
Redeemed...........................  (24,798)   (246,534)  (13,234)   (124,115)  (211,051)   (2,199,192)
                                     -------   ---------   -------   ---------   --------   -----------
Net change.........................   48,016   $ 422,684    (9,648)  $ (88,127)    79,625   $   852,188
                                     =======   =========   =======   =========   ========   ===========

RETAIL CLASS SHARES                  SHARES     AMOUNT     SHARES     AMOUNT     SHARES*      AMOUNT*
-------------------                  ------     ------     ------     ------     -------      -------
Issued from the sale of shares.....    6,580   $  63,000    25,009   $ 268,294      1,794   $    19,549
Issued in connection with the
  reinvestment of distributions....      549       4,916         0           0        204         2,008
Redeemed...........................   (1,936)    (18,780)  (18,687)   (197,605)         0             0
                                     -------   ---------   -------   ---------   --------   -----------
Net change.........................    5,193   $  49,136     6,322   $  70,689      1,998   $    21,557
                                     =======   =========   =======   =========   ========   ===========

                    *   From January 2, 1997 (commencement of class operations).

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

     1999 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

FOREIGN TAX CREDITS -- The International Equity Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended September 30, 1999, the total amount of foreign taxes that will be passed through to shareholders and the foreign source income for information reporting purposes will be $210,119 (all of which represents taxes withheld) and $1,184,848, respectively.

CAPITAL GAINS DISTRIBUTIONS -- Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 1999:

                                                      DOLLAR
                                                      AMOUNT
                                                    ----------
Core Value Fund...................................  $6,828,861
Growth Fund.......................................   4,670,568
International Equity Fund.........................   1,231,622
Mid-Cap Value Fund................................     120,984
Small Cap Value Fund..............................   1,757,421
Worldwide Fund....................................      73,947

CORPORATE DIVIDENDS RECEIVED DEDUCTION -- For the fiscal year ended September 30, 1999, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                                    QUALIFYING
                                                    PERCENTAGE
                                                    ----------
Aggressive Growth Fund............................      1.89%
Core Value Fund...................................     51.80%
Growth Fund.......................................      6.41%
Mid-Cap Value Fund................................     33.64%
Small Cap Value Fund..............................     74.73%
Worldwide Fund....................................      1.21%

-----------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------

To the Board of Trustees and Shareholders of the Loomis Sayles Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Equity Funds (consisting of the Loomis Sayles Aggressive Growth Fund (formerly Mid-Cap Growth
Fund), Core Value Fund, Growth Fund, International Equity Fund, Mid-Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and Worldwide Fund) (collectively, the "Funds") at September 30, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in acccordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 18, 1999

BOARD OF TRUSTEES AND OFFICERS
-----------------------------------------------------------------------

BOARD OF TRUSTEES
-------------------------------------------------------
Joseph Alaimo
                                    Richard S. Holway
Daniel J. Fuss
                                    Michael T. Murray
OFFICERS
-------------------------------------------------------
PRESIDENT
Daniel J. Fuss

EXECUTIVE VICE PRESIDENT
                                    TREASURER
Robert J. Blanding
                                    Mark W. Holland
VICE PRESIDENTS
                                    ASSISTANT TREASURERS
Dawn M. Alston-Paige
                                    Philip R. Murray
Mark B. Baribeau
                                    Nicholas H. Palmerino
James L. Carroll
                                    SECRETARY
Mary C. Champagne
                                    Sheila M. Barry
E. John deBeer
William H. Eigen, Jr.
                                    ASSISTANT SECRETARY
Christopher R. Ely
                                    Bonnie S. Thompson
Quentin P. Faulkner
Philip C. Fine
Kathleen C. Gaffney
Isaac H. Green
Martha F. Hodgman
John Hyll
Jeffrey L. Meade
Eswar Menon
Alexander Muromcew
Kent P. Newmark
Jeffrey C. Petherick
Bruce G. Picard, Jr.
Lauren B. Pitalis
David L. Smith
Sandra P. Tichenor
John Tribolet
Jeffrey W. Wardlow
Gregg D. Watkins
Anthony J. Wilkins

-----------------------------------------------------------------------

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

This report has been prepared for the shareholders of the Funds and is not authorized for distribution toprospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.